Form 2                                                            EXHIBIT 28.02

 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
 CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
 ...........................................
                 (Name)


      SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES

                                              Notes to Schedule P
 (1) The Parts of Schedule P:
    Part 1 - detailed information on losses and loss expenses.
    Part 2 - history of incurred losses and allocated expenses.
    Part 3 - history of loss and allocated expense payments.
    Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories

 (2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

 (3) Reinsurance A, B, C, and D (lines N to Q) are:
     Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
     Reinsurance D = old Schedule O line 30 (1987 and prior)

 (4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.


                                  SCHEDULE P - PART 1 - SUMMARY

                                                                                                 (000 omitted)
 --------------------------------------------------------------------------------------------------------------------
|             |              Premiums Earned             |                                     Loss and Loss Expense |
|      1      |------------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3       |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |              |             |                             |        Expense Payments     |
|Premiums Were|             |              |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |              |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded     |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |              |             | and Assumed  |    Ceded     | and Assumed  |      Ceded   |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                     |
|             |             |              |             |              |              |              |              |
| 1. Prior ...|   X X X X   |     X X X X  |    X X X X  |      304,164 |       48,439 |       99,060 |        5,911 |
| 2. 1984.....|   1,972,550 |      251,064 |   1,721,486 |    1,718,025 |      322,406 |      262,790 |       45,095 |
| 3. 1985.....|   2,756,886 |      425,772 |   2,331,114 |    2,259,526 |      587,368 |      306,759 |       39,434 |
| 4. 1986.....|   4,300,449 |      550,592 |   3,749,857 |    2,096,005 |      311,551 |      314,112 |       29,692 |
| 5. 1987.....|   4,915,810 |      665,280 |   4,250,529 |    2,341,964 |      334,228 |      273,173 |       12,982 |
| 6. 1988.....|   5,399,645 |      613,422 |   4,786,223 |    2,761,739 |      343,647 |      291,235 |       16,501 |
| 7. 1989.....|   5,768,987 |      549,762 |   5,219,225 |    3,345,300 |      344,621 |      295,604 |       19,201 |
| 8. 1990.....|   6,595,234 |      454,185 |   6,141,049 |    3,244,754 |      182,895 |      273,915 |        8,275 |
| 9. 1991.....|   6,891,720 |      425,638 |   6,466,082 |    2,701,737 |      148,931 |      184,187 |        6,734 |
|10. 1992.....|   6,535,769 |      434,065 |   6,101,704 |    2,138,580 |      176,908 |       84,153 |        4,834 |
|11. 1993.....|   6,404,755 |      454,555 |   5,950,200 |      966,538 |       73,897 |       23,537 |        1,531 |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |     X X X X  |    X X X X  |   23,878,333 |    2,874,891 |    2,408,526 |      190,190 |
 --------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years.
      Report loss payments net of salvage and subrogation received.

                                  SCHEDULE P - PART 1 - SUMMARY - (CONTINUED)
 ---------------------------------------------------------------------------
|             |Payments                                     |               |
|      1      |---------------------------------------------|        12     |
|    Years    |      9       |      10      |      11       |               |
|   in Which  |              |              |               |  Number of    |
|Premiums Were|   Salvage    |  Unallocated |    Total      |    Claims     |
|  Earned and |     and      |      Loss    |    Net Paid   |  Reported -   |
| Losses Were | Subrogation  |    Expense   |  (5 - 6 + 7   |  Direct and   |
|   Incurred  |   Received   |    Payments  |  - 8 + 10)    |   Assumed     |
|-------------|--------------|--------------|---------------|---------------|
                                                                            |
|             |              |              |               |               |
| 1. Prior ...|        8,685 |        4,544 |       353,419 |   X X X X     |
| 2. 1984.....|       60,367 |       75,702 |     1,689,016 |   X X X X     |
| 3. 1985.....|       67,693 |       91,787 |     2,031,271 |   X X X X     |
| 4. 1986.....|       72,640 |      115,504 |     2,184,378 |   X X X X     |
| 5. 1987.....|       63,611 |      129,481 |     2,397,408 |   X X X X     |
| 6. 1988.....|      164,867 |      152,894 |     2,845,720 |   X X X X     |
| 7. 1989.....|      146,989 |      184,707 |     3,461,789 |   X X X X     |
| 8. 1990.....|       87,595 |      190,299 |     3,517,798 |   X X X X     |
| 9. 1991.....|      119,841 |      193,098 |     2,923,357 |   X X X X     |
|10. 1992.....|       68,429 |      179,934 |     2,220,924 |   X X X X     |
|11. 1993.....|      119,228 |      153,236 |     1,067,884 |   X X X X     |
|-------------|--------------|--------------|---------------|---------------|
|12. Totals ..|      979,945 |    1,471,186 |    24,692,964 |   X X X X     |
 ---------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
|             |                       Losses Unpaid                     |              Allocated Loss Expenses Unpaid|
|    Years    |---------------------------------------------------------|--------------------------------------------|
|   in Which  |           Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|----------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14       |     15       |      16     |      17      |      18      |     19       |
| Losses Were |   Direct    |              |   Direct     |             |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded     | and Assumed  |    Ceded    | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|--------------|--------------|-------------|--------------|--------------|--------------|
                                                                                                                     |
|             |             |              |              |             |              |              |              |
| 1. Prior ...|     878,775 |      213,722 |    2,722,911 |     199,116 |            0 |            0 |       43,214 |
| 2. 1984.....|     186,423 |       27,043 |      106,347 |      22,261 |            0 |            0 |       17,331 |
| 3. 1985.....|     206,441 |       35,257 |      182,710 |      26,435 |            0 |            0 |       26,127 |
| 4. 1986.....|     269,220 |       28,839 |      236,977 |      23,741 |            0 |            0 |       44,507 |
| 5. 1987.....|     332,114 |       37,723 |      279,893 |      35,749 |            0 |            0 |       61,626 |
| 6. 1988.....|     461,651 |       33,439 |      369,280 |      69,356 |            0 |            0 |       76,584 |
| 7. 1989.....|     627,807 |       51,015 |      426,054 |      62,814 |            0 |            0 |      111,645 |
| 8. 1990.....|     943,114 |       51,907 |      680,064 |     120,339 |            0 |            0 |      192,202 |
| 9. 1991.....|   1,040,354 |       57,790 |    1,288,800 |     158,056 |            0 |            0 |      284,729 |
|10. 1992.....|   1,076,401 |       35,068 |    1,903,538 |     213,145 |            0 |            0 |      357,554 |
|11. 1993.....|     900,547 |       65,653 |    2,985,885 |     229,084 |            0 |            0 |      416,424 |
|-------------|-------------|--------------|--------------|-------------|--------------|--------------|--------------|
|12. Totals ..|   6,922,847 |      637,456 |   11,182,458 |   1,160,096 |            0 |            0 |    1,631,943 |
 --------------------------------------------------------------------------------------------------------------------
                                  SCHEDULE P - PART 1 - SUMMARY - (CONTINUED)
 ------------------------------------------------------------------------------------------
|             |              |               |               |               |             |
|    Years    |--------------|      21       |      22       |      23       |     24      |
|   in Which  | + IBNR       |               |               |               |  Number of  |
|Premiums Were|--------------|    Salvage    |  Unallocated  |     Total     |   Claims    |
|  Earned and |      20      |     and       |     Loss      |  Net Losses   |Outstanding -|
| Losses Were |              |  Subrogation  |    Expenses   | and Expenses  |   Direct    |
|   Incurred  |    Ceded     |  Anticipated  |     Unpaid    |     Unpaid    | and Assumed |
|-------------|--------------|---------------|---------------|---------------|-------------|
                                                                                           |
|             |              |               |               |               |             |
| 1. Prior ...|        6,723 |        34,973 |         7,915 |     3,233,254 |   X X X X   |
| 2. 1984.....|        2,894 |         7,110 |         2,168 |       260,071 |   X X X X   |
| 3. 1985.....|        4,840 |        14,622 |         2,430 |       351,176 |   X X X X   |
| 4. 1986.....|        4,251 |        15,780 |         3,776 |       497,649 |   X X X X   |
| 5. 1987.....|        5,183 |        15,043 |         6,338 |       601,316 |   X X X X   |
| 6. 1988.....|        8,369 |        23,696 |         7,022 |       803,373 |   X X X X   |
| 7. 1989.....|        9,939 |        34,351 |         8,382 |     1,050,120 |   X X X X   |
| 8. 1990.....|       14,049 |        53,711 |        12,593 |     1,641,678 |   X X X X   |
| 9. 1991.....|       18,229 |        67,353 |        19,027 |     2,398,835 |   X X X X   |
|10. 1992.....|       16,142 |        81,757 |        27,129 |     3,100,267 |   X X X X   |
|11. 1993.....|       24,896 |       103,346 |        41,542 |     4,024,765 |   X X X X   |
|-------------|--------------|---------------|---------------|---------------|-------------|
|12. Totals ..|      115,515 |       451,742 |       138,322 |    17,962,504 |   X X X X   |
 ------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------
|    Years    |             Total Losses and             |      Loss and Loss Expense Percentage      |       Discount|
|   in Which  |          Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value of|
|Premiums Were|------------------------------------------|--------------------------------------------|---------------|
|  Earned and |     25      |     26       |     27      |      28      |      29      |      30      |      31       |
| Losses Were |   Direct    |              |             |    Direct    |              |              |               |
|   Incurred  | and Assumed |    Ceded     |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss      |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|---------------|
                                                                                                                      |
|             |             |              |             |              |              |              |               |
| 1. Prior ...|    X X X X  |     X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |             0 |
| 2. 1984.....|   2,368,786 |      419,699 |   1,949,087 |        120.1 |        167.2 |        113.2 |             0 |
| 3. 1985.....|   3,075,780 |      693,334 |   2,382,446 |        111.6 |        162.8 |        102.2 |             0 |
| 4. 1986.....|   3,080,101 |      398,074 |   2,682,027 |         71.6 |         72.3 |         71.5 |             0 |
| 5. 1987.....|   3,424,589 |      425,865 |   2,998,724 |         69.7 |         64.0 |         70.5 |             0 |
| 6. 1988.....|   4,120,405 |      471,312 |   3,649,093 |         76.3 |         76.8 |         76.2 |             0 |
| 7. 1989.....|   4,999,499 |      487,590 |   4,511,909 |         86.7 |         88.7 |         86.4 |             0 |
| 8. 1990.....|   5,536,941 |      377,465 |   5,159,476 |         84.0 |         83.1 |         84.0 |             0 |
| 9. 1991.....|   5,711,932 |      389,740 |   5,322,192 |         82.9 |         91.6 |         82.3 |             0 |
|10. 1992.....|   5,767,289 |      446,097 |   5,321,192 |         88.2 |        102.8 |         87.2 |             0 |
|11. 1993.....|   5,487,709 |      395,061 |   5,092,648 |         85.7 |         86.9 |         85.6 |             0 |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|---------------|
|12. Totals ..|   X X X X   |    X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |             0 |
 ---------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

                                  SCHEDULE P - PART 1 - SUMMARY - (CONTINUED)
 ---------------------------------------------------------------------------
|    Years    |for Time      |              |   Net Balance Sheet Reserves  |
|   in Which  | Money        |      33      |         After Discount        |
|Premiums Were|--------------|Inter-Company |-------------------------------|
|  Earned and |      32      |    Pooling   |       34       |      35      |
| Losses Were |     Loss     |Participation |      Losses    |Loss Expenses |
|   Incurred  |   Expense    |   Percentage |      Unpaid    |     Unpaid   |
|-------------|--------------|--------------|----------------|--------------|
                                                                            |
|             |              |              |                |              |
| 1. Prior ...|            0 |    X X X X   |      3,188,848 |       44,406 |
| 2. 1984.....|            0 |          0.0 |        243,466 |       16,605 |
| 3. 1985.....|            0 |          0.0 |        327,459 |       23,717 |
| 4. 1986.....|            0 |          0.0 |        453,616 |       44,032 |
| 5. 1987.....|            0 |          0.0 |        538,534 |       62,781 |
| 6. 1988.....|            0 |          0.0 |        728,137 |       75,237 |
| 7. 1989.....|            0 |          0.0 |        940,031 |      110,088 |
| 8. 1990.....|            0 |          0.0 |      1,450,932 |      190,746 |
| 9. 1991.....|            0 |          0.0 |      2,113,309 |      285,527 |
|10. 1992.....|            0 |          0.0 |      2,731,726 |      368,541 |
|11. 1993.....|            0 |          0.0 |      3,591,695 |      433,070 |
|-------------|--------------|--------------|----------------|--------------|
|12. Totals ..|            0 |    X X X X   |     16,307,753 |    1,654,750 |
 ---------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

                                  SCHEDULE P - PART 2 - SUMMARY

 ---------------------------------------------------------------------------------------------------------------------------
|         1         |                                    Incurred Losses and Allocated Expenses Reported At Year End (000   |
|   Years in Which  |-------------------------------------------------------------------------------------------------------|
|    Losses Were    |       2        |       3     |       4      |      5      |      6      |       7      |       8      |
|     Incurred      |     1984       |     1985    |     1986     |    1987     |    1988     |     1989     |     1990     |
|-------------------|----------------|-------------|--------------|-------------|-------------|--------------|--------------|
                                                                                                                            |
|                   |                |             |              |             |             |              |              |
|                   |                |             |              |             |             |              |              |
|  1.   Prior ......|    2,338,933 * |   2,454,076 |    2,566,981 |   2,919,734 |   3,085,482 |    3,324,720 |    3,492,509 |
|  2.   1984........|    1,508,144   |   1,490,738 |    1,508,155 |   1,659,625 |   1,715,717 |    1,803,022 |    1,848,457 |
|  3.   1985........|     X X X X    |   2,036,469 |    2,105,231 |   2,094,082 |   2,119,566 |    2,191,704 |    2,212,837 |
|  4.   1986........|     X X X X    |   X X X X   |    3,034,038 |   2,915,814 |   2,824,448 |    2,672,855 |    2,595,606 |
|  5.   1987........|     X X X X    |   X X X X   |    X X X X   |   3,056,861 |   3,004,221 |    3,045,014 |    2,942,054 |
|  6.   1988........|     X X X X    |   X X X X   |    X X X X   |   X X X X   |   3,674,384 |    3,616,713 |    3,575,399 |
|  7.   1989........|     X X X X    |   X X X X   |    X X X X   |   X X X X   |   X X X X   |    4,225,774 |    4,245,052 |
|  8.   1990........|     X X X X    |   X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |    5,082,895 |
|  9.   1991........|     X X X X    |   X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |
| 10.   1992........|     X X X X    |   X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |
| 11.   1993........|     X X X X    |   X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |
|---------------------------------------------------------------------------------------------------------------------------|
| 12.    Totals ............................................................................................................|
 ---------------------------------------------------------------------------------------------------------------------------
  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

                                  SCHEDULE P - PART 2 - SUMMARY - (CONTINUED)
 ------------------------------------------------------------------------------------------
|         1         |omitted)                                  |       Development**       |
|   Years in Which  |------------------------------------------|---------------------------|
|    Losses Were    |       9      |      10     |     11      |     12      |     13      |
|     Incurred      |     1991     |     1992    |    1993     |  One Year   |  Two Year   |
|-------------------|--------------|-------------|-------------|-------------|-------------|
                                                                                           |
|                   |              |             |             |             |             |
|  1.   Prior ......|    3,605,121 |   5,347,424 |   6,376,184 |   1,028,759 |   2,771,063 |
|  2.   1984........|    1,847,357 |   1,856,201 |   1,871,217 |      15,016 |      23,860 |
|  3.   1985........|    2,266,914 |   2,289,475 |   2,288,229 |      (1,246)|      21,316 |
|  4.   1986........|    2,603,601 |   2,561,578 |   2,562,747 |       1,169 |     (40,854)|
|  5.   1987........|    2,897,060 |   2,870,274 |   2,862,904 |      (7,370)|     (34,156)|
|  6.   1988........|    3,506,208 |   3,504,812 |   3,489,178 |     (15,634)|     (17,031)|
|  7.   1989........|    4,272,963 |   4,322,588 |   4,318,820 |      (3,769)|      45,856 |
|  8.   1990........|    4,954,751 |   4,932,462 |   4,956,585 |      24,123 |       1,834 |
|  9.   1991........|    5,461,255 |   5,369,712 |   5,110,068 |    (259,645)|    (351,188)|
| 10.   1992........|    X X X X   |   5,264,857 |   5,114,128 |    (150,729)|   X X X X   |
| 11.   1993........|    X X X X   |   X X X X   |   4,897,871 |   X X X X   |   X X X X   |
|--------------------------------------------------------------|-------------|-------------|
| 12.    Totals ...............................................|     630,675 |   2,420,701 |
 ------------------------------------------------------------------------------------------

                                  SCHEDULE P - PART 3 - SUMMARY

 ----------------------------------------------------------------------------------------------------------------------------
|         1         |                                       Cumulative Paid Losses and Allocated Expenses At Year End (000   |
|   Years in Which  |--------------------------------------------------------------------------------------------------------|
|    Losses Were    |       2        |       3      |       4      |      5      |      6      |       7      |       8      |
|     Incurred      |     1984       |     1985     |     1986     |    1987     |    1988     |     1989     |     1990     |
|                   |                |              |              |             |             |              |              |
|-------------------|--------------- |--------------|--------------|-------------|-------------|--------------|--------------|
                                                                                                                             |
|                   |                |              |              |             |             |              |              |
|  1.   Prior ......|            0   |      516,822 |      949,048 |   1,334,725 |   1,635,347 |    1,957,064 |    2,204,591 |
|  2.   1984........|      (28,063)  |      701,748 |      848,913 |     997,651 |   1,177,489 |    1,293,517 |    1,403,568 |
|  3.   1985........|    X X X X     |      (39,769)|      868,516 |   1,092,877 |   1,240,564 |    1,414,678 |    1,585,980 |
|  4.   1986........|    X X X X     |    X X X X   |      467,087 |     947,280 |   1,263,953 |    1,420,288 |    1,651,606 |
|  5.   1987........|    X X X X     |    X X X X   |    X X X X   |     547,999 |   1,201,193 |    1,563,459 |    1,748,920 |
|  6.   1988........|    X X X X     |    X X X X   |    X X X X   |   X X X X   |     651,625 |    1,428,893 |    1,886,171 |
|  7.   1989........|    X X X X     |    X X X X   |    X X X X   |   X X X X   |   X X X X   |      789,063 |    1,827,085 |
|  8.   1990........|    X X X X     |    X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |      918,597 |
|  9.   1991........|    X X X X     |    X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |
| 10.   1992........|    X X X X     |    X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |
| 11.   1993........|    X X X X     |    X X X X   |    X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |
 ----------------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.
                                  SCHEDULE P - PART 3 - SUMMARY - (CONTINUED)
 -------------------------------------------------------------------------------------------
|                   |                                           |     12      |     13      |
|         1         |omitted)                                   |  Number of  |  Number of  |
|   Years in Which  |-------------------------------------------|   Claims    |   Claims    |
|    Losses Were    |       9      |      10      |     11      | Closed With |   Closed    |
|     Incurred      |     1991     |     1992     |    1993     |    Loss     |Without Loss |
|                   |              |              |             |   Payment   |   Payment   |
|-------------------|--------------|--------------|-------------|-------------|-------------|
                                                                                            |
|                   |              |              |             |             |             |
|  1.   Prior ......|    2,505,698 |    2,801,970 |   3,150,845 |   X X X X   |   X X X X   |
|  2.   1984........|    1,493,715 |    1,560,866 |   1,613,314 |   X X X X   |   X X X X   |
|  3.   1985........|    1,752,074 |    1,887,316 |   1,939,483 |   X X X X   |   X X X X   |
|  4.   1986........|    1,861,599 |    1,963,470 |   2,068,874 |   X X X X   |   X X X X   |
|  5.   1987........|    1,950,264 |    2,137,487 |   2,267,927 |   X X X X   |   X X X X   |
|  6.   1988........|    2,188,695 |    2,490,999 |   2,692,826 |   X X X X   |   X X X X   |
|  7.   1989........|    2,507,948 |    2,925,775 |   3,277,082 |   X X X X   |   X X X X   |
|  8.   1990........|    2,061,339 |    2,802,747 |   3,327,500 |   X X X X   |   X X X X   |
|  9.   1991........|      997,430 |    2,012,959 |   2,730,259 |   X X X X   |   X X X X   |
| 10.   1992........|    X X X X   |    1,004,297 |   2,040,990 |   X X X X   |   X X X X   |
| 11.   1993........|    X X X X   |    X X X X   |     914,648 |   X X X X   |   X X X X   |
 -------------------------------------------------------------------------------------------

                                  SCHEDULE P - PART 4 - SUMMARY

 ---------------------------------------------------------------------------------------------------------------
 |         1          |                     Bulk and Incurred But Not Reported Reserves on Losses and Allocated |
 |   Years in Which   | ----------------------------------------------------------------------------------------|
 |      Losses        |       2      |        3      |       4      |       5      |      6      |       7      |
 |   Were Incurred    |     1984     |      1985     |     1986     |     1987     |    1988     |     1989     |
 |--------------------|--------------|---------------|--------------|--------------|-------------|--------------|
                                                                                                                |
 |                    |              |               |              |              |             |              |
 |  1.     Prior .....|      873,964 |       649,519 |      491,275 |      580,826 |     561,553 |      473,323 |
 |  2.     1984.......|    1,164,329 |       427,252 |      278,463 |      297,143 |     209,779 |      221,474 |
 |  3.     1985.......|   X X X X    |     1,610,921 |      781,359 |      557,294 |     437,921 |      419,052 |
 |  4.     1986.......|   X X X X    |     X X X X   |    2,048,934 |    1,417,507 |   1,057,062 |      771,057 |
 |  5.     1987.......|   X X X X    |     X X X X   |    X X X X   |    1,964,787 |   1,207,755 |      910,368 |
 |  6.     1988.......|   X X X X    |     X X X X   |    X X X X   |    X X X X   |   2,335,680 |    1,457,537 |
 |  7.     1989.......|   X X X X    |     X X X X   |    X X X X   |    X X X X   |   X X X X   |    2,596,516 |
 |  8.     1990.......|   X X X X    |     X X X X   |    X X X X   |    X X X X   |   X X X X   |    X X X X   |
 |  9.     1991.......|   X X X X    |     X X X X   |    X X X X   |    X X X X   |   X X X X   |    X X X X   |
 | 10.     1992.......|   X X X X    |     X X X X   |    X X X X   |    X X X X   |   X X X X   |    X X X X   |
 | 11.     1993.......|   X X X X    |     X X X X   |    X X X X   |    X X X X   |   X X X X   |    X X X X   |
 ---------------------------------------------------------------------------------------------------------------

                                  SCHEDULE P - PART 4 - SUMMARY - (CONTINUED)
- -------------------------------------------------------------------------------
|         1          |Expenses at Year End (000 omitted)                       |
|   Years in Which   |---------------------------------------------------------|
|      Losses        |       8      |       9      |     10      |     11      |
|   Were Incurred    |     1990     |     1991     |    1992     |    1993     |
|--------------------|--------------|--------------|-------------|-------------|
                                                                               |
|                    |              |              |             |             |
|  1.     Prior .....|      479,150 |      395,468 |   1,898,880 |   2,560,286 |
|  2.     1984.......|      191,724 |      130,513 |      93,114 |      98,523 |
|  3.     1985.......|      309,281 |      244,302 |     202,851 |     177,562 |
|  4.     1986.......|      520,491 |      391,556 |     305,341 |     253,492 |
|  5.     1987.......|      671,384 |      500,199 |     368,650 |     300,587 |
|  6.     1988.......|      957,875 |      646,699 |     469,139 |     368,139 |
|  7.     1989.......|    1,503,631 |      882,306 |     602,913 |     464,946 |
|  8.     1990.......|    3,251,645 |    1,746,567 |   1,046,699 |     737,878 |
|  9.     1991.......|    X X X X   |    3,433,404 |   2,202,453 |   1,397,244 |
| 10.     1992.......|    X X X X   |    X X X X   |   3,344,444 |   2,031,805 |
| 11.     1993.......|    X X X X   |    X X X X   |   X X X X   |   3,148,329 |
- -------------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                           (Name)

                           SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                                                                        (000 omitted)
 ---------------------------------------------------------------------------------------------------------------------
|      1      |              Premiums Earned             |                                      Loss and Loss Expense |
|             |------------------------------------------|------------------------------------------------------------|
|    Years    |      2      |       3      |      4      |         Loss Payments       |          Allocated Loss      |
|   in Which  |             |              |             |                             |        Expense Payments      |
|Premiums Were|             |              |             |-----------------------------|------------------------------|
|  Earned and |   Direct    |              |     Net     |      5       |      6       |      7       |      8        |
| Losses Were |     and     |     Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |               |
|   Incurred  |   Assumed   |              |             | and Assumed  |    Ceded     | and Assumed  |    Ceded      |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|---------------|
                                                                                                                      |
|             |             |              |             |              |              |              |               |
| 1. Prior ...|   X X X X   |     X X X X  |    X X X X  |          209 |            0 |           35 |             0 |
| 2. 1984.....|      69,369 |        1,307 |      68,063 |       45,753 |          694 |        2,130 |            13 |
| 3. 1985.....|      79,932 |        5,347 |      74,585 |       59,538 |            0 |        3,198 |             0 |
| 4. 1986.....|      90,407 |          970 |      89,437 |       53,997 |            1 |        2,879 |             0 |
| 5. 1987.....|     110,990 |        1,029 |     109,960 |       65,414 |           16 |        4,769 |             0 |
| 6. 1988.....|     147,610 |          759 |     146,851 |       85,099 |           (5)|        4,072 |             0 |
| 7. 1989.....|     169,394 |        1,244 |     168,150 |      123,772 |          262 |        5,975 |             5 |
| 8. 1990.....|     188,947 |          517 |     188,430 |      144,028 |          237 |        6,117 |            10 |
| 9. 1991.....|     203,426 |        2,272 |     201,154 |      138,661 |          442 |        4,560 |            28 |
|10. 1992.....|     216,699 |          681 |     216,018 |      175,088 |       10,923 |        4,343 |            15 |
|11. 1993.....|     223,351 |          299 |     223,053 |       99,073 |           24 |        2,247 |             3 |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|---------------|
|12. Totals ..|   X X X X   |     X X X X  |    X X X X  |      990,632 |       12,594 |       40,325 |            74 |
 ---------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                           SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS - (CONTINUED)
 -------------------------------------------------------------------------
|      1      |Payments                                    |              |
|             |--------------------------------------------|              |
|    Years    |      9       |      10      |       11     |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |     Total    |    Claims    |
|  Earned and |     and      |     Loss     |    Net Paid  |  Reported -  |
| Losses Were | Subrogation  |   Expense    |   (5 - 6 + 7 |  Direct and  |
|   Incurred  |   Received   |   Payments   |   - 8 + 10)  |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            3 |            6 |          250 |    X X X X   |
| 2. 1984.....|        1,218 |          508 |       47,683 |       35,760 |
| 3. 1985.....|          923 |        1,628 |       64,363 |       44,723 |
| 4. 1986.....|          848 |        4,377 |       61,252 |       38,493 |
| 5. 1987.....|          798 |        5,822 |       75,989 |       45,207 |
| 6. 1988.....|        1,512 |        6,221 |       95,398 |       49,533 |
| 7. 1989.....|        1,803 |        7,991 |      137,470 |       67,666 |
| 8. 1990.....|        2,369 |        9,294 |      159,192 |       72,498 |
| 9. 1991.....|        1,527 |       11,941 |      154,692 |       80,160 |
|10. 1992.....|          963 |       13,823 |      182,316 |       80,675 |
|11. 1993.....|          562 |       14,021 |      115,313 |       62,634 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       12,526 |       75,632 |    1,093,921 |    X X X X   |
 -------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
|             |                        Losses Unpaid                    |              Allocated Loss Expenses Unpaid|
|    Years    |---------------------------------------------------------|--------------------------------------------|
|   in Which  |           Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|----------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |      14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |              |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |     Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                     |
|             |             |              |             |              |              |              |              |
|             |             |              |             |              |              |              |              |
| 1. Prior ...|         591 |            0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|         855 |            0 |          98 |            0 |            0 |            0 |            0 |
| 3. 1985.....|         691 |            0 |         277 |            0 |            0 |            0 |           16 |
| 4. 1986.....|         660 |            0 |         300 |            0 |            0 |            0 |            0 |
| 5. 1987.....|       1,390 |            0 |         334 |            0 |            0 |            0 |          177 |
| 6. 1988.....|       2,921 |            0 |       1,432 |            0 |            0 |            0 |           52 |
| 7. 1989.....|       3,799 |            0 |       1,473 |           32 |            0 |            0 |          260 |
| 8. 1990.....|       5,804 |            0 |       1,794 |            6 |            0 |            0 |          587 |
| 9. 1991.....|       8,975 |            0 |       6,537 |        1,210 |            0 |            0 |        2,878 |
|10. 1992.....|      10,784 |          647 |      16,475 |           93 |            0 |            0 |        3,967 |
|11. 1993.....|      21,713 |            0 |      45,686 |           82 |            0 |            0 |        4,442 |
|-------------|-------------|--------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      58,182 |          647 |      74,406 |        1,423 |            0 |            0 |       12,379 |
 --------------------------------------------------------------------------------------------------------------------
                           SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS - (CONTINUED)
 ----------------------------------------------------------------------------------------
|             |              |               |              |              |             |
|    Years    |--------------|       21      |      22      |      23      |     24      |
|   in Which  |+ IBNR        |               |              |              |  Number of  |
|Premiums Were|--------------|    Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |      and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              |  Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     |  Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|---------------|--------------|--------------|-------------|
                                                                                         |
|             |              |               |              |              |             |
|             |              |               |              |              |             |
| 1. Prior ...|            0 |             1 |            0 |          591 |           5 |
| 2. 1984.....|            0 |            24 |            4 |          957 |           7 |
| 3. 1985.....|            0 |            11 |            6 |          990 |           9 |
| 4. 1986.....|            0 |            12 |            9 |          969 |          22 |
| 5. 1987.....|            0 |            75 |           21 |        1,922 |          27 |
| 6. 1988.....|            0 |           319 |           52 |        4,457 |          52 |
| 7. 1989.....|            0 |           686 |           72 |        5,572 |         114 |
| 8. 1990.....|            0 |         1,457 |          118 |        8,297 |         145 |
| 9. 1991.....|            0 |         1,448 |          317 |       17,497 |         342 |
|10. 1992.....|            3 |         2,939 |          600 |       31,082 |         615 |
|11. 1993.....|            0 |         2,739 |        1,351 |       73,110 |       3,984 |
|-------------|--------------|---------------|--------------|--------------|-------------|
|12. Totals ..|            3 |         9,712 |        2,550 |      145,444 |       5,322 |
 ----------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------
|             |              Total Losses and           |       Loss and Loss Expense Percentage     |        Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |        Value of|
|   in Which  |-----------------------------------------|--------------------------------------------|----------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |        31      |
|  Earned and |             |             |             |              |              |              |                |
| Losses Were |   Direct    |             |             |    Direct    |              |              |                |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |       Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|----------------|
                                                                                                                      |
|             |             |             |             |              |              |              |                |
|             |             |             |             |              |              |              |                |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |              0 |
| 2. 1984.....|      49,348 |         707 |      48,641 |         71.1 |         54.1 |         71.5 |              0 |
| 3. 1985.....|      65,354 |           0 |      65,354 |         81.8 |          0.0 |         87.6 |              0 |
| 4. 1986.....|      62,222 |           1 |      62,221 |         68.8 |          0.1 |         69.6 |              0 |
| 5. 1987.....|      77,927 |          16 |      77,911 |         70.2 |          1.6 |         70.9 |              0 |
| 6. 1988.....|      99,849 |          (5)|      99,854 |         67.6 |         (0.7)|         68.0 |              0 |
| 7. 1989.....|     143,342 |         299 |     143,043 |         84.6 |         24.0 |         85.1 |              0 |
| 8. 1990.....|     167,742 |         253 |     167,489 |         88.8 |         48.9 |         88.9 |              0 |
| 9. 1991.....|     173,869 |       1,680 |     172,189 |         85.5 |         73.9 |         85.6 |              0 |
|10. 1992.....|     225,080 |      11,681 |     213,399 |        103.9 |      1,715.3 |         98.8 |              0 |
|11. 1993.....|     188,533 |         109 |     188,424 |         84.4 |         36.5 |         84.5 |              0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|----------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |              0 |
 ---------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

                           SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS - (CONTINUED)
 -------------------------------------------------------------------------
|             |for Time      |              |   Net Balance Sheet Reserves|
|    Years    |Money         |      33      |         After Discount      |
|   in Which  |--------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|            0 |    X X X X   |          591 |            0 |
| 2. 1984.....|            0 |          0.0 |          953 |            4 |
| 3. 1985.....|            0 |          0.0 |          968 |           22 |
| 4. 1986.....|            0 |          0.0 |          960 |            9 |
| 5. 1987.....|            0 |          0.0 |        1,724 |          198 |
| 6. 1988.....|            0 |          0.0 |        4,353 |          104 |
| 7. 1989.....|            0 |          0.0 |        5,240 |          332 |
| 8. 1990.....|            0 |          0.0 |        7,592 |          705 |
| 9. 1991.....|            0 |          0.0 |       14,302 |        3,195 |
|10. 1992.....|            0 |          0.0 |       26,518 |        4,564 |
|11. 1993.....|            0 |          0.0 |       67,317 |        5,793 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |      130,518 |       14,926 |
 -------------------------------------------------------------------------

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

               SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                                                                        (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                      Loss and Loss Expense|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |          Allocated Loss     |
|   in Which  |             |             |             |                             |         Expense Payments    |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |       7       |      8      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |     Direct    |             |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     |  and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|---------------|-------------|
                                                                                                                    |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        1,942 |          212 |           226 |          12 |
| 2. 1984.....|     129,306 |       3,006 |     126,300 |      121,343 |        3,617 |         8,950 |          85 |
| 3. 1985.....|     146,068 |      10,748 |     135,320 |      136,303 |        2,775 |        10,131 |          37 |
| 4. 1986.....|     170,619 |       6,847 |     163,772 |      154,882 |        8,231 |        11,837 |         190 |
| 5. 1987.....|     202,239 |      12,200 |     190,039 |      184,373 |       11,519 |        13,441 |         293 |
| 6. 1988.....|     260,594 |      18,142 |     242,452 |      211,440 |       15,141 |        13,663 |         537 |
| 7. 1989.....|     308,866 |      19,341 |     289,524 |      247,105 |       15,965 |        15,212 |         412 |
| 8. 1990.....|     356,704 |      11,055 |     345,650 |      254,679 |        8,579 |        15,601 |         278 |
| 9. 1991.....|     378,037 |       6,068 |     371,969 |      226,370 |        4,402 |        10,128 |         101 |
|10. 1992.....|     410,684 |       6,450 |     404,233 |      179,556 |        4,587 |         4,741 |          49 |
|11. 1993.....|     418,598 |       5,705 |     412,893 |       76,939 |        1,009 |         1,348 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|---------------|-------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    1,794,933 |       76,035 |       105,277 |       1,993 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.

               SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL - (CONTINUED)
 -------------------------------------------------------------------------
|      1      |Payments                                    |              |
|             |--------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|        1,307 |           68 |        2,012 |    X X X X   |
| 2. 1984.....|        3,414 |        5,325 |      131,915 |       61,428 |
| 3. 1985.....|        5,797 |        7,751 |      151,374 |       62,470 |
| 4. 1986.....|        4,360 |       10,940 |      169,238 |       66,322 |
| 5. 1987.....|        5,668 |       11,680 |      197,682 |       76,365 |
| 6. 1988.....|        6,735 |       15,594 |      225,020 |       83,598 |
| 7. 1989.....|        6,648 |       19,123 |      265,063 |       92,421 |
| 8. 1990.....|        6,004 |       17,816 |      279,240 |       96,465 |
| 9. 1991.....|        4,654 |       17,768 |      249,763 |       94,290 |
|10. 1992.....|        2,866 |       17,824 |      197,485 |       91,072 |
|11. 1993.....|        1,004 |       17,139 |       94,417 |       73,422 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       48,457 |      141,029 |    1,963,211 |    X X X X   |
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis        |           Bulk|
|Premiums Were|---------------------------|----------------------------|----------------------------|---------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18     |       19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |             |     Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded    |  and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|-------------|---------------|
                                                                                                                    |
|             |             |             |             |              |              |             |               |
|             |             |             |             |              |              |             |               |
| 1. Prior ...|       3,871 |         631 |       5,781 |            0 |            0 |           0 |           303 |
| 2. 1984.....|       2,844 |           0 |       2,356 |            0 |            0 |           0 |           192 |
| 3. 1985.....|       4,470 |           0 |       3,042 |            0 |            0 |           0 |           338 |
| 4. 1986.....|       8,773 |           0 |       2,395 |            0 |            0 |           0 |         1,250 |
| 5. 1987.....|       9,713 |          50 |       4,236 |            0 |            0 |           0 |         2,017 |
| 6. 1988.....|      14,591 |          60 |       6,676 |            0 |            0 |           0 |         2,429 |
| 7. 1989.....|      30,378 |         582 |      14,355 |            0 |            0 |           0 |         5,828 |
| 8. 1990.....|      45,186 |         358 |      29,383 |            0 |            0 |           0 |         9,684 |
| 9. 1991.....|      66,947 |         727 |      50,786 |            0 |            0 |           0 |        16,860 |
|10. 1992.....|      99,171 |       1,576 |     103,747 |            0 |            0 |           0 |        22,134 |
|11. 1993.....|      87,848 |       1,776 |     200,144 |        1,852 |            0 |           0 |        17,216 |
|-------------|-------------|-------------|-------------|--------------|--------------|-------------|---------------|
|12. Totals ..|     373,794 |       5,761 |     422,901 |        1,852 |            0 |           0 |        78,251 |
 -------------------------------------------------------------------------------------------------------------------
               SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL - (CONTINUED)
 ----------------------------------------------------------------------------------------
|             |              |               |              |              |             |
|    Years    |--------------|       21      |      22      |       23     |     24      |
|   in Which  |+ IBNR        |               |              |              |  Number of  |
|Premiums Were|--------------|    Salvage    | Unallocated  |     Total    |   Claims    |
|  Earned and |      20      |      and      |     Loss     |   Net Losses |Outstanding -|
| Losses Were |              |  Subrogation  |   Expenses   |  and Expenses| Direct and  |
|   Incurred  |    Ceded     |  Anticipated  |    Unpaid    |     Unpaid   |   Assumed   |
|-------------|--------------|---------------|--------------|--------------|-------------|
                                                                                         |
|             |              |               |              |              |             |
|             |              |               |              |              |             |
| 1. Prior ...|            0 |           179 |           95 |        9,419 |         105 |
| 2. 1984.....|            0 |            95 |           48 |        5,440 |          38 |
| 3. 1985.....|            0 |            55 |           53 |        7,903 |          44 |
| 4. 1986.....|            0 |            88 |           90 |       12,508 |          86 |
| 5. 1987.....|            0 |           192 |          109 |       16,025 |         133 |
| 6. 1988.....|            0 |           512 |          147 |       23,783 |         248 |
| 7. 1989.....|            0 |           949 |          387 |       50,366 |         639 |
| 8. 1990.....|            0 |         2,598 |          765 |       84,660 |       1,383 |
| 9. 1991.....|            0 |         3,808 |        1,279 |      135,145 |       2,826 |
|10. 1992.....|            0 |         5,058 |        2,075 |      225,551 |       6,650 |
|11. 1993.....|            1 |         5,448 |        4,130 |      305,709 |      17,653 |
|-------------|--------------|---------------|--------------|--------------|-------------|
|12. Totals ..|            1 |        18,981 |        9,178 |      876,510 |      29,805 |
 ----------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |        Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |        Value of|
|   in Which  |-----------------------------------------|--------------------------------------------|----------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |        31      |
|  Earned and |             |             |             |              |              |              |                |
| Losses Were |   Direct    |             |             |    Direct    |              |              |                |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |       Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|----------------|
                                                                                                                      |
|             |             |             |             |              |              |              |                |
|             |             |             |             |              |              |              |                |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |              0 |
| 2. 1984.....|     141,058 |       3,702 |     137,356 |        109.1 |        123.2 |        108.8 |              0 |
| 3. 1985.....|     162,088 |       2,812 |     159,276 |        111.0 |         26.2 |        117.7 |              0 |
| 4. 1986.....|     190,167 |       8,421 |     181,746 |        111.5 |        123.0 |        111.0 |              0 |
| 5. 1987.....|     225,569 |      11,862 |     213,707 |        111.5 |         97.2 |        112.5 |              0 |
| 6. 1988.....|     264,540 |      15,738 |     248,802 |        101.5 |         86.7 |        102.6 |              0 |
| 7. 1989.....|     332,388 |      16,959 |     315,429 |        107.6 |         87.7 |        108.9 |              0 |
| 8. 1990.....|     373,114 |       9,215 |     363,899 |        104.6 |         83.4 |        105.3 |              0 |
| 9. 1991.....|     390,138 |       5,230 |     384,908 |        103.2 |         86.2 |        103.5 |              0 |
|10. 1992.....|     429,248 |       6,212 |     423,036 |        104.5 |         96.3 |        104.7 |              0 |
|11. 1993.....|     404,764 |       4,638 |     400,126 |         96.7 |         81.3 |         96.9 |              0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|----------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |              0 |
 ---------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

               SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL - (CONTINUED)
 -------------------------------------------------------------------------
|             |for Time      |              |   Net Balance Sheet Reserves|
|    Years    |Money         |      33      |         After Discount      |
|   in Which  |--------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|            0 |    X X X X   |        9,021 |          398 |
| 2. 1984.....|            0 |          0.0 |        5,200 |          240 |
| 3. 1985.....|            0 |          0.0 |        7,512 |          391 |
| 4. 1986.....|            0 |          0.0 |       11,168 |        1,340 |
| 5. 1987.....|            0 |          0.0 |       13,899 |        2,126 |
| 6. 1988.....|            0 |          0.0 |       21,207 |        2,576 |
| 7. 1989.....|            0 |          0.0 |       44,151 |        6,215 |
| 8. 1990.....|            0 |          0.0 |       74,211 |       10,449 |
| 9. 1991.....|            0 |          0.0 |      117,006 |       18,139 |
|10. 1992.....|            0 |          0.0 |      201,342 |       24,209 |
|11. 1993.....|            0 |          0.0 |      284,364 |       21,345 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |      789,082 |       87,428 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                (Name)


                SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        1,480 |          545 |          168 |            2 |
| 2. 1984.....|     127,994 |      14,501 |     113,493 |      140,029 |       13,133 |       14,267 |          458 |
| 3. 1985.....|     221,827 |      39,207 |     182,619 |      174,080 |       27,186 |       19,879 |        1,350 |
| 4. 1986.....|     403,419 |      95,375 |     308,043 |      235,218 |       64,104 |       26,648 |          352 |
| 5. 1987.....|     508,426 |     139,851 |     368,576 |      302,656 |       94,173 |       32,236 |          584 |
| 6. 1988.....|     522,888 |     127,960 |     394,928 |      315,449 |       85,339 |       32,197 |          560 |
| 7. 1989.....|     523,927 |      96,218 |     427,708 |      320,264 |       49,869 |       29,787 |          445 |
| 8. 1990.....|     536,387 |      63,618 |     472,769 |      304,094 |       30,559 |       25,104 |          322 |
| 9. 1991.....|     586,500 |      59,306 |     527,195 |      227,339 |       20,584 |       16,409 |          378 |
|10. 1992.....|     546,403 |      49,741 |     496,661 |      132,493 |       11,527 |        6,338 |          181 |
|11. 1993.....|     533,280 |      38,265 |     495,015 |       57,472 |        1,879 |        1,581 |           10 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,210,574 |      398,898 |      204,613 |        4,640 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.

                SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL - (CONTINUED)
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|          846 |           15 |        1,114 |    X X X X   |
| 2. 1984.....|        2,764 |        6,304 |      147,009 |       61,813 |
| 3. 1985.....|        2,256 |        7,460 |      172,882 |       75,705 |
| 4. 1986.....|        1,684 |        8,895 |      206,306 |       94,664 |
| 5. 1987.....|        1,961 |       11,346 |      251,481 |      106,320 |
| 6. 1988.....|        2,978 |       11,986 |      273,733 |      106,884 |
| 7. 1989.....|        2,491 |       12,871 |      312,609 |      104,752 |
| 8. 1990.....|        2,936 |       12,735 |      311,053 |       96,764 |
| 9. 1991.....|        2,793 |       13,024 |      235,810 |       87,109 |
|10. 1992.....|        1,502 |       12,908 |      140,031 |       71,105 |
|11. 1993.....|          882 |       14,798 |       71,963 |       58,630 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       23,094 |      112,342 |    2,123,991 |    X X X X   |
 -------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|      12,817 |           0 |       7,583 |          205 |            0 |            0 |          938 |
| 2. 1984.....|      11,625 |          17 |       3,743 |            2 |            0 |            0 |          795 |
| 3. 1985.....|      13,121 |         313 |       5,483 |            9 |            0 |            0 |        2,193 |
| 4. 1986.....|      28,039 |         920 |      14,732 |            8 |            0 |            0 |        4,206 |
| 5. 1987.....|      37,098 |       2,011 |       6,918 |          107 |            0 |            0 |        6,288 |
| 6. 1988.....|      57,680 |       3,837 |      12,005 |          612 |            0 |            0 |        7,252 |
| 7. 1989.....|      63,788 |       7,303 |      16,415 |          198 |            0 |            0 |       14,395 |
| 8. 1990.....|      80,321 |       5,963 |      49,780 |        2,166 |            0 |            0 |       24,532 |
| 9. 1991.....|     101,928 |      13,708 |     133,834 |        2,785 |            0 |            0 |       28,621 |
|10. 1992.....|     118,303 |       7,054 |     205,816 |       13,403 |            0 |            0 |       39,350 |
|11. 1993.....|      82,696 |       5,289 |     278,947 |       19,630 |            0 |            0 |       39,224 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|     607,417 |      46,416 |     735,256 |       39,125 |            0 |            0 |      167,794 |
 -------------------------------------------------------------------------------------------------------------------

                SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL - (CONTINUED)
 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|            0 |           12 |          108 |       21,241 |          67 |
| 2. 1984.....|            0 |           19 |           22 |       16,166 |          39 |
| 3. 1985.....|            0 |           40 |           42 |       20,517 |          81 |
| 4. 1986.....|            0 |           16 |          114 |       46,163 |         188 |
| 5. 1987.....|            0 |           17 |          692 |       48,877 |         283 |
| 6. 1988.....|            0 |          213 |          821 |       73,309 |         474 |
| 7. 1989.....|            2 |          366 |          982 |       88,078 |         852 |
| 8. 1990.....|            6 |          715 |          873 |      147,371 |       1,497 |
| 9. 1991.....|            2 |        1,354 |        1,253 |      249,140 |       2,577 |
|10. 1992.....|          442 |        1,959 |        1,229 |      343,799 |       4,542 |
|11. 1993.....|          632 |        1,933 |        2,405 |      377,721 |      12,532 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        1,084 |        6,645 |        8,541 |    1,432,383 |      23,132 |
 ---------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|     176,785 |      13,610 |     163,175 |        138.1 |         93.9 |        143.8 |            0 |
| 3. 1985.....|     222,258 |      28,858 |     193,400 |        100.2 |         73.6 |        105.9 |            0 |
| 4. 1986.....|     317,852 |      65,384 |     252,468 |         78.8 |         68.6 |         82.0 |            0 |
| 5. 1987.....|     397,234 |      96,875 |     300,359 |         78.1 |         69.3 |         81.5 |            0 |
| 6. 1988.....|     437,390 |      90,348 |     347,042 |         83.6 |         70.6 |         87.9 |            0 |
| 7. 1989.....|     458,502 |      57,817 |     400,685 |         87.5 |         60.1 |         93.7 |            0 |
| 8. 1990.....|     497,439 |      39,016 |     458,423 |         92.7 |         61.3 |         97.0 |            0 |
| 9. 1991.....|     522,408 |      37,457 |     484,951 |         89.1 |         63.2 |         92.0 |            0 |
|10. 1992.....|     516,437 |      32,607 |     483,830 |         94.5 |         65.6 |         97.4 |            0 |
|11. 1993.....|     477,123 |      27,440 |     449,683 |         89.5 |         71.7 |         90.8 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 ------------- -----------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

                SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL - (CONTINUED)
 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |       20,195 |        1,046 |
| 2. 1984.....|            0 |          0.0 |       15,349 |          817 |
| 3. 1985.....|            0 |          0.0 |       18,282 |        2,235 |
| 4. 1986.....|            0 |          0.0 |       41,843 |        4,320 |
| 5. 1987.....|            0 |          0.0 |       41,897 |        6,980 |
| 6. 1988.....|            0 |          0.0 |       65,236 |        8,073 |
| 7. 1989.....|            0 |          0.0 |       72,703 |       15,375 |
| 8. 1990.....|            0 |          0.0 |      121,972 |       25,399 |
| 9. 1991.....|            0 |          0.0 |      219,268 |       29,872 |
|10. 1992.....|            0 |          0.0 |      303,662 |       40,137 |
|11. 1993.....|            0 |          0.0 |      336,724 |       40,997 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |    1,257,132 |      175,251 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                 (Name)

                    SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       33,952 |        6,477 |        2,121 |           59 |
| 2. 1984.....|     473,454 |      39,695 |     433,759 |      378,596 |       35,564 |       19,082 |          220 |
| 3. 1985.....|     583,337 |      68,397 |     514,940 |      488,588 |       47,864 |       26,243 |          255 |
| 4. 1986.....|     965,342 |      95,101 |     870,241 |      664,932 |       85,094 |       33,922 |          131 |
| 5. 1987.....|   1,162,512 |     134,836 |   1,027,676 |      863,310 |      129,824 |       40,789 |          100 |
| 6. 1988.....|   1,494,062 |     111,679 |   1,382,383 |    1,082,547 |       95,051 |       47,577 |          148 |
| 7. 1989.....|   1,619,759 |      57,453 |   1,562,305 |    1,255,153 |       21,747 |       50,842 |           92 |
| 8. 1990.....|   2,256,388 |      10,031 |   2,246,356 |    1,372,201 |        3,314 |       53,647 |          261 |
| 9. 1991.....|   2,446,769 |      22,557 |   2,424,211 |      994,629 |        5,282 |       41,754 |          205 |
|10. 1992.....|   2,158,130 |      17,929 |   2,140,202 |      588,501 |        5,804 |       21,306 |          136 |
|11. 1993.....|   1,856,803 |      20,230 |   1,836,573 |      169,561 |        2,574 |        5,764 |           44 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    7,891,970 |      438,594 |      343,048 |        1,651 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.

                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION - (CONTINUED)
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|        4,734 |          790 |       30,327 |    X X X X   |
| 2. 1984.....|       10,528 |       34,300 |      396,194 |      205,359 |
| 3. 1985.....|       12,118 |       38,712 |      505,423 |      239,026 |
| 4. 1986.....|       13,853 |       48,914 |      662,543 |      287,916 |
| 5. 1987.....|       17,791 |       50,744 |      824,920 |      308,936 |
| 6. 1988.....|       18,539 |       60,774 |    1,095,699 |      338,690 |
| 7. 1989.....|       18,159 |       76,138 |    1,360,294 |      327,505 |
| 8. 1990.....|       14,729 |       80,813 |    1,503,085 |      341,219 |
| 9. 1991.....|        6,778 |       77,300 |    1,108,196 |      323,327 |
|10. 1992.....|        3,472 |       65,925 |      669,792 |      274,976 |
|11. 1993.....|          260 |       38,583 |      211,291 |      232,795 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      120,960 |      572,993 |    8,367,764 |    X X X X   |
 -------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|     257,889 |      59,004 |      96,298 |        7,569 |            0 |            0 |        6,209 |
| 2. 1984.....|      40,203 |       7,538 |      15,641 |        1,515 |            0 |            0 |        1,305 |
| 3. 1985.....|      61,784 |       9,973 |      11,300 |        2,995 |            0 |            0 |        3,005 |
| 4. 1986.....|      88,231 |      12,382 |      14,675 |        4,702 |            0 |            0 |        6,536 |
| 5. 1987.....|     125,801 |      25,131 |      29,804 |        8,132 |            0 |            0 |       11,460 |
| 6. 1988.....|     183,936 |      17,165 |      52,024 |       11,734 |            0 |            0 |       13,538 |
| 7. 1989.....|     242,279 |       9,980 |      81,920 |        5,322 |            0 |            0 |       11,553 |
| 8. 1990.....|     343,648 |       7,777 |     158,609 |        6,987 |            0 |            0 |       21,295 |
| 9. 1991.....|     394,420 |       2,407 |     548,551 |       10,547 |            0 |            0 |       34,385 |
|10. 1992.....|     383,948 |       6,322 |     772,624 |       15,347 |            0 |            0 |       43,091 |
|11. 1993.....|     278,777 |       6,080 |     987,801 |       11,732 |            0 |            0 |       46,571 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   2,400,916 |     163,759 |   2,769,247 |       86,582 |            0 |            0 |      198,948 |
 -------------------------------------------------------------------------------------------------------------------

                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION - (CONTINUED)
 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|          101 |       17,563 |        2,080 |      295,801 |       3,484 |
| 2. 1984.....|           37 |        3,071 |          456 |       48,515 |         532 |
| 3. 1985.....|          118 |        2,919 |          783 |       63,786 |         721 |
| 4. 1986.....|          544 |        4,373 |        1,196 |       93,010 |       1,227 |
| 5. 1987.....|        1,270 |        8,590 |        2,731 |      135,263 |       1,785 |
| 6. 1988.....|        1,477 |       13,953 |        2,587 |      221,709 |       2,911 |
| 7. 1989.....|          602 |       20,368 |        1,885 |      321,733 |       4,463 |
| 8. 1990.....|            2 |       32,978 |        2,699 |      511,484 |       8,396 |
| 9. 1991.....|          120 |       36,552 |        4,807 |      969,089 |      13,713 |
|10. 1992.....|          517 |       39,858 |        6,229 |    1,183,707 |      19,848 |
|11. 1993.....|          702 |       31,202 |        6,638 |    1,301,273 |      52,250 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        5,490 |      211,427 |       32,091 |    5,145,370 |     109,330 |
 ---------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|     489,583 |      44,874 |     444,709 |        103.4 |        113.0 |        102.5 |            0 |
| 3. 1985.....|     630,415 |      61,205 |     569,210 |        108.1 |         89.5 |        110.5 |            0 |
| 4. 1986.....|     858,406 |     102,853 |     755,553 |         88.9 |        108.2 |         86.8 |            0 |
| 5. 1987.....|   1,124,639 |     164,457 |     960,182 |         96.7 |        122.0 |         93.4 |            0 |
| 6. 1988.....|   1,442,983 |     125,575 |   1,317,408 |         96.6 |        112.4 |         95.3 |            0 |
| 7. 1989.....|   1,719,770 |      37,743 |   1,682,027 |        106.2 |         65.7 |        107.7 |            0 |
| 8. 1990.....|   2,032,912 |      18,341 |   2,014,571 |         90.1 |        182.8 |         89.7 |            0 |
| 9. 1991.....|   2,095,846 |      18,561 |   2,077,285 |         85.7 |         82.3 |         85.7 |            0 |
|10. 1992.....|   1,881,624 |      28,126 |   1,853,498 |         87.2 |        156.9 |         86.6 |            0 |
|11. 1993.....|   1,533,695 |      21,132 |   1,512,563 |         82.6 |        104.5 |         82.4 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION - (CONTINUED)
 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |      287,613 |        8,188 |
| 2. 1984.....|            0 |          0.0 |       46,791 |        1,724 |
| 3. 1985.....|            0 |          0.0 |       60,116 |        3,670 |
| 4. 1986.....|            0 |          0.0 |       85,822 |        7,188 |
| 5. 1987.....|            0 |          0.0 |      122,342 |       12,921 |
| 6. 1988.....|            0 |          0.0 |      207,061 |       14,648 |
| 7. 1989.....|            0 |          0.0 |      308,897 |       12,836 |
| 8. 1990.....|            0 |          0.0 |      487,492 |       23,992 |
| 9. 1991.....|            0 |          0.0 |      930,017 |       39,072 |
|10. 1992.....|            0 |          0.0 |    1,134,904 |       48,803 |
|11. 1993.....|            0 |          0.0 |    1,248,766 |       52,507 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |    4,919,821 |      225,549 |
 -------------------------------------------------------------------------

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                (Name)

                       SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        2,404 |          (17)|        2,918 |           20 |
| 2. 1984.....|     201,916 |      22,558 |     179,359 |      148,520 |       10,703 |       26,885 |          272 |
| 3. 1985.....|     314,626 |      21,298 |     293,328 |      175,242 |        3,256 |       29,733 |          423 |
| 4. 1986.....|     457,243 |      18,707 |     438,536 |      152,394 |        2,495 |       34,703 |          112 |
| 5. 1987.....|     542,854 |      16,282 |     526,572 |      178,993 |        2,783 |       36,449 |          130 |
| 6. 1988.....|     596,503 |      15,753 |     580,749 |      203,137 |        2,338 |       41,358 |           84 |
| 7. 1989.....|     658,911 |      22,097 |     636,814 |      336,080 |       36,355 |       46,637 |        2,264 |
| 8. 1990.....|     721,512 |      23,907 |     697,605 |      275,050 |        4,825 |       42,268 |          247 |
| 9. 1991.....|     743,264 |      19,148 |     724,116 |      278,850 |        5,585 |       28,043 |          134 |
|10. 1992.....|     722,128 |      23,724 |     698,403 |      311,714 |       32,086 |       13,025 |          333 |
|11. 1993.....|     748,413 |      20,392 |     728,021 |      153,331 |       13,564 |        4,873 |          102 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,215,715 |      113,973 |      306,892 |        4,122 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|          111 |           98 |        5,418 |    X X X X   |
| 2. 1984.....|        5,112 |        3,685 |      168,115 |       54,182 |
| 3. 1985.....|        4,312 |        4,906 |      206,203 |       56,619 |
| 4. 1986.....|        6,695 |        6,667 |      191,158 |       52,291 |
| 5. 1987.....|        5,201 |       12,904 |      225,434 |       53,483 |
| 6. 1988.....|        5,306 |       16,205 |      258,278 |       63,468 |
| 7. 1989.....|        6,813 |       20,620 |      364,717 |       83,793 |
| 8. 1990.....|        6,318 |       20,147 |      332,393 |       91,441 |
| 9. 1991.....|        5,307 |       19,892 |      321,065 |       91,742 |
|10. 1992.....|        4,585 |       18,293 |      310,613 |       82,720 |
|11. 1993.....|        1,306 |       21,607 |      166,145 |       68,138 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       51,067 |      145,025 |    2,549,537 |    X X X X   |
 -------------------------------------------------------------------------

                     SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|      14,740 |         456 |       4,113 |          727 |            0 |            0 |        1,087 |
| 2. 1984.....|       9,681 |           0 |       2,185 |            0 |            0 |            0 |          419 |
| 3. 1985.....|       6,346 |           0 |       3,063 |            0 |            0 |            0 |          119 |
| 4. 1986.....|      11,185 |           0 |       3,911 |          384 |            0 |            0 |          616 |
| 5. 1987.....|      21,907 |           0 |       4,875 |          203 |            0 |            0 |        1,144 |
| 6. 1988.....|      30,062 |           0 |      14,202 |            0 |            0 |            0 |        3,704 |
| 7. 1989.....|      56,821 |           5 |      12,471 |            0 |            0 |            0 |        5,908 |
| 8. 1990.....|      76,102 |           0 |      33,052 |        1,130 |            0 |            0 |       18,721 |
| 9. 1991.....|      90,316 |          11 |      60,486 |        1,356 |            0 |            0 |       42,519 |
|10. 1992.....|      87,703 |       1,026 |     137,123 |       18,310 |            0 |            0 |       60,323 |
|11. 1993.....|      90,287 |       1,414 |     288,012 |        7,961 |            0 |            0 |       74,056 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|     495,150 |       2,912 |     563,493 |       30,071 |            0 |            0 |      208,616 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|          133 |          356 |          236 |       18,859 |       1,702 |
| 2. 1984.....|            0 |          236 |          278 |       12,563 |         110 |
| 3. 1985.....|            0 |          199 |          125 |        9,653 |         113 |
| 4. 1986.....|           10 |          411 |          170 |       15,488 |         286 |
| 5. 1987.....|            8 |          596 |          293 |       28,008 |         423 |
| 6. 1988.....|            0 |        1,131 |          267 |       48,235 |         638 |
| 7. 1989.....|            0 |        2,520 |          489 |       75,684 |       1,309 |
| 8. 1990.....|           23 |        3,619 |          772 |      127,494 |       2,271 |
| 9. 1991.....|           40 |        4,917 |        1,035 |      192,949 |       3,477 |
|10. 1992.....|          577 |        8,034 |        1,674 |      266,910 |       4,749 |
|11. 1993.....|          290 |       11,592 |        1,962 |      444,652 |      12,271 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        1,081 |       33,611 |        7,301 |    1,240,496 |      27,349 |
 ---------------------------------------------------------------------------------------

                     SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL - (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|     191,653 |      10,975 |     180,678 |         94.9 |         48.7 |        100.7 |            0 |
| 3. 1985.....|     219,534 |       3,679 |     215,855 |         69.8 |         17.3 |         73.6 |            0 |
| 4. 1986.....|     209,646 |       3,001 |     206,645 |         45.9 |         16.0 |         47.1 |            0 |
| 5. 1987.....|     256,565 |       3,124 |     253,441 |         47.3 |         19.2 |         48.1 |            0 |
| 6. 1988.....|     308,935 |       2,422 |     306,513 |         51.8 |         15.4 |         52.8 |            0 |
| 7. 1989.....|     479,026 |      38,624 |     440,402 |         72.7 |        174.8 |         69.2 |            0 |
| 8. 1990.....|     466,112 |       6,225 |     459,887 |         64.6 |         26.0 |         65.9 |            0 |
| 9. 1991.....|     521,141 |       7,126 |     514,015 |         70.1 |         37.2 |         71.0 |            0 |
|10. 1992.....|     629,855 |      52,332 |     577,523 |         87.2 |        220.6 |         82.7 |            0 |
|11. 1993.....|     634,128 |      23,331 |     610,797 |         84.7 |        114.4 |         83.9 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |       17,669 |        1,190 |
| 2. 1984.....|            0 |          0.0 |       11,866 |          697 |
| 3. 1985.....|            0 |          0.0 |        9,409 |          244 |
| 4. 1986.....|            0 |          0.0 |       14,712 |          776 |
| 5. 1987.....|            0 |          0.0 |       26,579 |        1,429 |
| 6. 1988.....|            0 |          0.0 |       44,264 |        3,971 |
| 7. 1989.....|            0 |          0.0 |       69,287 |        6,397 |
| 8. 1990.....|            0 |          0.0 |      108,024 |       19,470 |
| 9. 1991.....|            0 |          0.0 |      149,435 |       43,514 |
|10. 1992.....|            0 |          0.0 |      205,490 |       61,420 |
|11. 1993.....|            0 |          0.0 |      368,924 |       75,728 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |    1,025,660 |      214,836 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

          SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       17,785 |        5,221 |        1,584 |          197 |
| 2. 1984.....|      99,848 |      13,442 |      86,406 |       84,607 |        7,947 |       40,063 |          546 |
| 3. 1985.....|     142,103 |      19,829 |     122,274 |       67,197 |        2,812 |       30,618 |          (14)|
| 4. 1986.....|     195,700 |      18,078 |     177,622 |       68,577 |        2,390 |       26,884 |          309 |
| 5. 1987.....|     151,511 |      10,257 |     141,254 |       24,433 |        3,038 |       11,721 |          373 |
| 6. 1988.....|      47,559 |      10,725 |      36,834 |        4,769 |        2,047 |        5,094 |          765 |
| 7. 1989.....|      24,074 |      10,451 |      13,624 |        4,748 |        5,095 |        4,086 |        1,174 |
| 8. 1990.....|      38,788 |      10,291 |      28,497 |        6,784 |        1,007 |        2,366 |          479 |
| 9. 1991.....|      37,194 |      11,325 |      25,869 |        1,936 |        1,476 |        1,202 |          210 |
|10. 1992.....|      34,442 |      13,049 |      21,393 |          734 |           53 |          219 |           49 |
|11. 1993.....|      40,982 |      21,238 |      19,744 |           32 |            1 |           12 |            3 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |      281,603 |       31,088 |      123,848 |        4,091 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|          (56)|          185 |       14,136 |    X X X X   |
| 2. 1984.....|       11,145 |        3,386 |      119,562 |        7,291 |
| 3. 1985.....|        4,046 |        2,920 |       97,937 |        6,811 |
| 4. 1986.....|        1,650 |        2,848 |       95,610 |        5,707 |
| 5. 1987.....|          517 |        1,477 |       34,221 |        3,308 |
| 6. 1988.....|          168 |        1,835 |        8,885 |        1,608 |
| 7. 1989.....|           23 |          697 |        3,262 |        1,640 |
| 8. 1990.....|           32 |          545 |        8,210 |        1,867 |
| 9. 1991.....|           10 |          445 |        1,897 |        1,230 |
|10. 1992.....|            0 |          488 |        1,339 |          797 |
|11. 1993.....|            0 |        1,377 |        1,416 |          280 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       17,534 |       16,203 |      386,475 |    X X X X   |
 -------------------------------------------------------------------------

             SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|      52,968 |       8,738 |      49,471 |       24,286 |            0 |            0 |        8,200 |
| 2. 1984.....|      25,213 |       1,802 |      11,474 |        3,029 |            0 |            0 |        5,406 |
| 3. 1985.....|      16,319 |           0 |      12,843 |        1,771 |            0 |            0 |        5,959 |
| 4. 1986.....|      17,472 |           0 |      20,806 |        3,730 |            0 |            0 |        5,787 |
| 5. 1987.....|      14,943 |       1,940 |      13,687 |        1,046 |            0 |            0 |        5,840 |
| 6. 1988.....|       9,078 |       1,228 |      31,612 |          808 |            0 |            0 |        2,948 |
| 7. 1989.....|       7,956 |       1,623 |      14,180 |          348 |            0 |            0 |        3,539 |
| 8. 1990.....|       9,837 |       2,067 |      28,619 |        3,879 |            0 |            0 |        4,832 |
| 9. 1991.....|      12,493 |       1,736 |      18,168 |        5,771 |            0 |            0 |        5,357 |
|10. 1992.....|       6,079 |         469 |      31,856 |       12,547 |            0 |            0 |        6,862 |
|11. 1993.....|       1,036 |         202 |      31,975 |       11,406 |            0 |            0 |        6,674 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|     173,392 |      19,806 |     264,691 |       68,621 |            0 |            0 |       61,404 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|        1,447 |        1,928 |          651 |       76,819 |         187 |
| 2. 1984.....|          109 |        1,021 |          336 |       37,489 |         248 |
| 3. 1985.....|          336 |        2,395 |          358 |       33,372 |         158 |
| 4. 1986.....|          475 |        1,481 |          476 |       40,336 |         185 |
| 5. 1987.....|          313 |          768 |          320 |       31,492 |         141 |
| 6. 1988.....|          661 |          811 |          159 |       41,099 |         117 |
| 7. 1989.....|        1,313 |        1,510 |          123 |       22,514 |         149 |
| 8. 1990.....|        1,784 |        1,009 |          199 |       35,757 |         228 |
| 9. 1991.....|        2,546 |          886 |          254 |       26,220 |         317 |
|10. 1992.....|        2,178 |          677 |          336 |       29,939 |         213 |
|11. 1993.....|        2,783 |          525 |          275 |       25,568 |         101 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|       13,945 |       13,012 |        3,487 |      400,603 |       2,044 |
 ---------------------------------------------------------------------------------------
             SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE - (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|     170,485 |      13,433 |     157,052 |        170.7 |         99.9 |        181.8 |            0 |
| 3. 1985.....|     136,214 |       4,905 |     131,309 |         95.9 |         24.7 |        107.4 |            0 |
| 4. 1986.....|     142,850 |       6,904 |     135,946 |         73.0 |         38.2 |         76.5 |            0 |
| 5. 1987.....|      72,421 |       6,710 |      65,711 |         47.8 |         65.4 |         46.5 |            0 |
| 6. 1988.....|      55,495 |       5,509 |      49,986 |        116.7 |         51.4 |        135.7 |            0 |
| 7. 1989.....|      35,329 |       9,553 |      25,776 |        146.8 |         91.4 |        189.2 |            0 |
| 8. 1990.....|      53,182 |       9,216 |      43,966 |        137.1 |         89.6 |        154.3 |            0 |
| 9. 1991.....|      39,855 |      11,739 |      28,116 |        107.2 |        103.7 |        108.7 |            0 |
|10. 1992.....|      46,574 |      15,296 |      31,278 |        135.2 |        117.2 |        146.2 |            0 |
|11. 1993.....|      41,381 |      14,395 |      26,986 |        101.0 |         67.8 |        136.7 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)
 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |       69,415 |        7,404 |
| 2. 1984.....|            0 |          0.0 |       31,856 |        5,633 |
| 3. 1985.....|            0 |          0.0 |       27,391 |        5,981 |
| 4. 1986.....|            0 |          0.0 |       34,548 |        5,788 |
| 5. 1987.....|            0 |          0.0 |       25,645 |        5,847 |
| 6. 1988.....|            0 |          0.0 |       38,653 |        2,446 |
| 7. 1989.....|            0 |          0.0 |       20,165 |        2,349 |
| 8. 1990.....|            0 |          0.0 |       32,510 |        3,247 |
| 9. 1991.....|            0 |          0.0 |       23,155 |        3,065 |
|10. 1992.....|            0 |          0.0 |       24,919 |        5,020 |
|11. 1993.....|            0 |          0.0 |       21,402 |        4,166 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |      349,657 |       50,946 |
 -------------------------------------------------------------------------

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                 (Name)

         SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|      77,440 |       9,388 |      68,052 |       32,077 |          435 |        8,233 |           34 |
| 6. 1988.....|     193,675 |      17,218 |     176,457 |       35,759 |        5,356 |       16,379 |          504 |
| 7. 1989.....|     238,793 |      20,745 |     218,048 |       55,482 |        5,212 |       22,194 |          583 |
| 8. 1990.....|     243,443 |      19,349 |     224,094 |       51,627 |        3,507 |       22,239 |          337 |
| 9. 1991.....|     213,034 |      17,383 |     195,652 |       44,859 |          672 |       16,135 |           92 |
|10. 1992.....|     206,764 |      17,799 |     188,965 |       26,852 |          146 |        8,788 |           47 |
|11. 1993.....|     221,483 |      16,867 |     204,616 |        5,937 |        1,305 |        1,126 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |      252,593 |       16,632 |       95,094 |        1,598 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|            0 |            0 |            0 |    X X X X   |
| 2. 1984.....|            0 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|          135 |        2,309 |       42,150 |        1,222 |
| 6. 1988.....|          368 |        2,810 |       49,088 |        3,057 |
| 7. 1989.....|          761 |        4,453 |       76,334 |        4,229 |
| 8. 1990.....|          312 |        4,811 |       74,832 |        4,621 |
| 9. 1991.....|          171 |        4,275 |       64,506 |        4,981 |
|10. 1992.....|          196 |        3,844 |       39,291 |        6,020 |
|11. 1993.....|           27 |        2,889 |        8,647 |        5,558 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|        1,969 |       25,390 |      354,848 |    X X X X   |
 -------------------------------------------------------------------------
     SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE - (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|       5,053 |       2,336 |       5,941 |          386 |            0 |            0 |        1,480 |
| 6. 1988.....|      22,286 |         923 |      10,711 |        2,672 |            0 |            0 |        5,679 |
| 7. 1989.....|      38,306 |         234 |      19,137 |        4,321 |            0 |            0 |        9,047 |
| 8. 1990.....|      39,912 |         261 |      27,456 |        9,000 |            0 |            0 |       18,532 |
| 9. 1991.....|      50,550 |       1,108 |      47,466 |       10,463 |            0 |            0 |       24,492 |
|10. 1992.....|      60,028 |       1,007 |      61,557 |       12,191 |            0 |            0 |       33,160 |
|11. 1993.....|      34,981 |          44 |     143,479 |       11,034 |            0 |            0 |       43,330 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|     251,116 |       5,913 |     315,747 |       50,067 |            0 |            0 |      135,720 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|            0 |            0 |            0 |            0 |           0 |
| 2. 1984.....|            0 |            0 |            0 |            0 |           0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |           0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |           0 |
| 5. 1987.....|          109 |          180 |          122 |        9,765 |          15 |
| 6. 1988.....|          752 |          221 |          294 |       34,623 |          67 |
| 7. 1989.....|          811 |        1,191 |          594 |       61,718 |         151 |
| 8. 1990.....|        2,191 |          840 |          832 |       75,279 |         320 |
| 9. 1991.....|        2,560 |        2,664 |        1,528 |      109,905 |         658 |
|10. 1992.....|        2,108 |        2,841 |        2,106 |      141,545 |       1,313 |
|11. 1993.....|        2,916 |        3,932 |        3,099 |      210,896 |       2,882 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|       11,447 |       11,870 |        8,575 |      643,731 |       5,406 |
 ---------------------------------------------------------------------------------------

     SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE - (CONTINUED)


 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 5. 1987.....|      55,215 |       3,300 |      51,915 |         71.3 |         35.2 |         76.3 |            0 |
| 6. 1988.....|      93,918 |      10,207 |      83,711 |         48.5 |         59.3 |         47.4 |            0 |
| 7. 1989.....|     149,213 |      11,161 |     138,052 |         62.5 |         53.8 |         63.3 |            0 |
| 8. 1990.....|     165,409 |      15,296 |     150,113 |         67.9 |         79.1 |         67.0 |            0 |
| 9. 1991.....|     189,305 |      14,895 |     174,410 |         88.9 |         85.7 |         89.1 |            0 |
|10. 1992.....|     196,335 |      15,499 |     180,836 |         95.0 |         87.1 |         95.7 |            0 |
|11. 1993.....|     234,841 |      15,299 |     219,542 |        106.0 |         90.7 |        107.3 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |            0 |            0 |
| 2. 1984.....|            0 |          0.0 |            0 |            0 |
| 3. 1985.....|            0 |          0.0 |            0 |            0 |
| 4. 1986.....|            0 |          0.0 |            0 |            0 |
| 5. 1987.....|            0 |          0.0 |        8,272 |        1,493 |
| 6. 1988.....|            0 |          0.0 |       29,402 |        5,221 |
| 7. 1989.....|            0 |          0.0 |       52,888 |        8,830 |
| 8. 1990.....|            0 |          0.0 |       58,106 |       17,173 |
| 9. 1991.....|            0 |          0.0 |       86,445 |       23,460 |
|10. 1992.....|            0 |          0.0 |      108,387 |       33,158 |
|11. 1993.....|            0 |          0.0 |      167,383 |       43,513 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |      510,883 |      132,848 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)


 SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                                   BOILER AND MACHINERY)

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |          643 |           38 |           56 |           33 |
| 2. 1984.....|      32,014 |      20,126 |      11,888 |       13,379 |        6,644 |        1,194 |          801 |
| 3. 1985.....|      29,949 |      20,650 |       9,299 |       13,055 |        9,351 |        1,468 |          809 |
| 4. 1986.....|      46,208 |      29,411 |      16,797 |       20,797 |        9,784 |        1,536 |          917 |
| 5. 1987.....|      59,993 |      33,400 |      26,592 |       17,561 |        9,758 |        1,649 |        1,082 |
| 6. 1988.....|      46,236 |      25,138 |      21,097 |       11,555 |        2,925 |        3,191 |        2,456 |
| 7. 1989.....|      37,990 |      19,020 |      18,970 |       27,917 |       17,353 |        2,456 |        1,653 |
| 8. 1990.....|      25,046 |      15,403 |       9,643 |       25,067 |       14,267 |        2,568 |        1,903 |
| 9. 1991.....|      28,231 |      12,396 |      15,835 |       26,311 |       16,578 |        2,013 |        1,468 |
|10. 1992.....|      29,224 |      13,155 |      16,069 |       19,535 |       12,098 |        1,301 |          986 |
|11. 1993.....|      38,887 |      18,715 |      20,173 |       11,826 |        8,381 |          483 |          351 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |      187,647 |      107,177 |       17,915 |       12,458 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.

        SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                                 BOILER AND MACHINERY) - (CONTINUED)
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |          628 |    X X X X   |
| 2. 1984.....|           38 |          194 |        7,323 |            0 |
| 3. 1985.....|           71 |           91 |        4,455 |            0 |
| 4. 1986.....|           59 |          136 |       11,768 |            0 |
| 5. 1987.....|           36 |          222 |        8,592 |            0 |
| 6. 1988.....|           52 |          157 |        9,521 |            0 |
| 7. 1989.....|           80 |          165 |       11,532 |            0 |
| 8. 1990.....|          129 |          170 |       11,635 |            0 |
| 9. 1991.....|           91 |          192 |       10,470 |            0 |
|10. 1992.....|          100 |          229 |        7,982 |            0 |
|11. 1993.....|           16 |          292 |        3,869 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|          671 |        1,848 |       87,776 |    X X X X   |
 -------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|       1,697 |       1,266 |          66 |           66 |            0 |            0 |            0 |
| 2. 1984.....|          34 |          15 |         333 |          333 |            0 |            0 |            0 |
| 3. 1985.....|         241 |         132 |         701 |          701 |            0 |            0 |            0 |
| 4. 1986.....|         164 |          78 |       2,075 |        2,075 |            0 |            0 |            1 |
| 5. 1987.....|         491 |         293 |       3,686 |        3,686 |            0 |            0 |            6 |
| 6. 1988.....|       1,916 |         272 |      13,785 |       13,501 |            0 |            0 |            9 |
| 7. 1989.....|       1,962 |         927 |       4,104 |        3,787 |            0 |            0 |           57 |
| 8. 1990.....|       4,355 |       2,706 |       7,063 |        6,541 |            0 |            0 |            9 |
| 9. 1991.....|       1,882 |         811 |      11,298 |       10,845 |            0 |            0 |          178 |
|10. 1992.....|       4,099 |       1,424 |       4,966 |        3,649 |            0 |            0 |          844 |
|11. 1993.....|       8,221 |       6,500 |      15,240 |        7,428 |            0 |            0 |        2,278 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      25,062 |      14,424 |      63,317 |       52,612 |            0 |            0 |        3,382 |
 -------------------------------------------------------------------------------------------------------------------

        SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                                 BOILER AND MACHINERY) - (CONTINUED)

 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|            0 |            1 |            0 |          431 |          55 |
| 2. 1984.....|            0 |            0 |            0 |           18 |          12 |
| 3. 1985.....|            0 |            0 |            0 |          109 |          19 |
| 4. 1986.....|            0 |            0 |            0 |           87 |          19 |
| 5. 1987.....|            0 |            0 |            0 |          204 |          21 |
| 6. 1988.....|            0 |            1 |            0 |        1,937 |          59 |
| 7. 1989.....|            0 |            3 |            0 |        1,409 |          87 |
| 8. 1990.....|            0 |           10 |            8 |        2,188 |         109 |
| 9. 1991.....|            0 |           27 |            0 |        1,702 |          86 |
|10. 1992.....|          186 |           33 |            5 |        4,655 |         137 |
|11. 1993.....|        1,373 |          134 |           34 |       10,472 |         175 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        1,559 |          209 |           47 |       23,214 |         779 |
 ---------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|      15,134 |       7,793 |       7,341 |         47.3 |         38.7 |         61.8 |            0 |
| 3. 1985.....|      15,556 |      10,993 |       4,563 |         51.9 |         53.2 |         49.1 |            0 |
| 4. 1986.....|      24,709 |      12,854 |      11,855 |         53.5 |         43.7 |         70.6 |            0 |
| 5. 1987.....|      23,615 |      14,819 |       8,796 |         39.4 |         44.4 |         33.1 |            0 |
| 6. 1988.....|      30,613 |      19,154 |      11,459 |         66.2 |         76.2 |         54.3 |            0 |
| 7. 1989.....|      36,661 |      23,720 |      12,941 |         96.5 |        124.7 |         68.2 |            0 |
| 8. 1990.....|      39,240 |      25,417 |      13,823 |        156.7 |        165.0 |        143.3 |            0 |
| 9. 1991.....|      41,874 |      29,702 |      12,172 |        148.3 |        239.6 |         76.9 |            0 |
|10. 1992.....|      30,979 |      18,343 |      12,636 |        106.0 |        139.4 |         78.6 |            0 |
|11. 1993.....|      38,374 |      24,033 |      14,341 |         98.7 |        128.4 |         71.1 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

        SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                                 BOILER AND MACHINERY) - (CONTINUED)


 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |          431 |            0 |
| 2. 1984.....|            0 |          0.0 |           18 |            0 |
| 3. 1985.....|            0 |          0.0 |          109 |            0 |
| 4. 1986.....|            0 |          0.0 |           86 |            1 |
| 5. 1987.....|            0 |          0.0 |          198 |            6 |
| 6. 1988.....|            0 |          0.0 |        1,928 |            9 |
| 7. 1989.....|            0 |          0.0 |        1,352 |           57 |
| 8. 1990.....|            0 |          0.0 |        2,171 |           17 |
| 9. 1991.....|            0 |          0.0 |        1,524 |          178 |
|10. 1992.....|            0 |          0.0 |        3,992 |          663 |
|11. 1993.....|            0 |          0.0 |        9,533 |          939 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |       21,344 |        1,870 |
 -------------------------------------------------------------------------

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

              SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |      219,105 |       31,119 |       95,240 |        4,263 |
| 2. 1984.....|     282,070 |      71,380 |     210,690 |      360,049 |      160,409 |      105,364 |       27,038 |
| 3. 1985.....|     442,435 |     107,492 |     334,943 |      679,666 |      420,301 |      130,455 |       27,775 |
| 4. 1986.....|     846,355 |     133,251 |     713,104 |      329,139 |       87,139 |      117,511 |       23,652 |
| 5. 1987.....|     493,711 |      28,380 |     465,331 |      139,425 |        5,524 |       46,164 |        1,015 |
| 6. 1988.....|     464,192 |      36,984 |     427,208 |      141,725 |        9,167 |       50,403 |        1,264 |
| 7. 1989.....|     407,460 |      48,217 |     359,243 |      135,709 |        9,955 |       47,869 |          835 |
| 8. 1990.....|     464,249 |      44,621 |     419,628 |      121,641 |        9,802 |       41,144 |          377 |
| 9. 1991.....|     408,354 |      46,989 |     361,365 |       88,359 |       15,019 |       21,188 |          762 |
|10. 1992.....|     386,504 |      60,883 |     325,621 |       33,139 |        3,835 |        5,069 |          615 |
|11. 1993.....|     487,556 |      72,961 |     414,595 |       17,071 |        3,458 |        1,053 |          105 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,265,027 |      755,728 |      661,457 |       87,702 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|        1,149 |        2,977 |      281,940 |    X X X X   |
| 2. 1984.....|        3,245 |       11,111 |      289,077 |       35,564 |
| 3. 1985.....|       12,316 |       13,256 |      375,300 |       35,371 |
| 4. 1986.....|        9,519 |       10,627 |      346,487 |       43,366 |
| 5. 1987.....|        2,189 |        7,736 |      186,785 |       40,960 |
| 6. 1988.....|        1,613 |       10,214 |      191,910 |       41,808 |
| 7. 1989.....|        1,581 |        9,940 |      182,729 |       43,253 |
| 8. 1990.....|        1,251 |        8,823 |      161,427 |       49,777 |
| 9. 1991.....|        1,407 |        8,840 |      102,605 |       43,898 |
|10. 1992.....|          249 |        7,432 |       41,189 |       31,742 |
|11. 1993.....|          101 |       12,116 |       26,677 |       25,336 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       34,620 |      103,071 |    2,186,125 |    X X X X   |
 -------------------------------------------------------------------------

          SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|     367,305 |     124,760 |   2,519,816 |      161,332 |            0 |            0 |       24,417 |
| 2. 1984.....|      47,412 |      13,233 |      40,860 |       15,875 |            0 |            0 |        8,234 |
| 3. 1985.....|      58,665 |      22,326 |      58,577 |       17,135 |            0 |            0 |       12,299 |
| 4. 1986.....|      68,241 |      14,815 |      60,381 |       10,142 |            0 |            0 |       20,233 |
| 5. 1987.....|      28,237 |         271 |      53,306 |        4,992 |            0 |            0 |       15,298 |
| 6. 1988.....|      41,219 |       1,796 |      87,802 |       13,713 |            0 |            0 |       13,893 |
| 7. 1989.....|      70,896 |       5,234 |      86,636 |       13,607 |            0 |            0 |       15,573 |
| 8. 1990.....|      85,856 |       4,797 |     120,583 |       22,163 |            0 |            0 |       35,333 |
| 9. 1991.....|      76,908 |       9,868 |     170,167 |       37,319 |            0 |            0 |       52,339 |
|10. 1992.....|      54,837 |       4,628 |     243,768 |       49,056 |            0 |            0 |       61,978 |
|11. 1993.....|      38,003 |       1,687 |     309,108 |       64,591 |            0 |            0 |       59,987 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|     937,579 |     203,417 |   3,751,004 |      409,925 |            0 |            0 |      319,584 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|        3,993 |       13,971 |        3,797 |    2,625,250 |      14,716 |
| 2. 1984.....|        2,329 |        1,903 |          697 |       65,766 |         543 |
| 3. 1985.....|        3,927 |        7,522 |          716 |       86,868 |         801 |
| 4. 1986.....|        3,055 |        7,036 |        1,106 |      121,948 |         871 |
| 5. 1987.....|           76 |        3,680 |          759 |       92,260 |         606 |
| 6. 1988.....|          352 |        4,317 |        1,129 |      128,181 |         669 |
| 7. 1989.....|          785 |        4,453 |        1,586 |      155,065 |       1,227 |
| 8. 1990.....|          991 |        6,652 |        2,507 |      216,328 |       2,160 |
| 9. 1991.....|        1,358 |        9,943 |        3,246 |      254,115 |       3,174 |
|10. 1992.....|        3,662 |        8,514 |        4,142 |      307,379 |       3,438 |
|11. 1993.....|        4,018 |        8,099 |        5,229 |      342,031 |       5,976 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|       24,546 |       76,090 |       24,914 |    4,395,193 |      34,181 |
 ---------------------------------------------------------------------------------------

         SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE - (CONTINUED)


 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|     573,727 |     218,884 |     354,843 |        203.4 |        306.6 |        168.4 |            0 |
| 3. 1985.....|     953,634 |     491,464 |     462,170 |        215.5 |        457.2 |        138.0 |            0 |
| 4. 1986.....|     607,238 |     138,803 |     468,435 |         71.7 |        104.2 |         65.7 |            0 |
| 5. 1987.....|     290,925 |      11,878 |     279,047 |         58.9 |         41.9 |         60.0 |            0 |
| 6. 1988.....|     346,385 |      26,292 |     320,093 |         74.6 |         71.1 |         74.9 |            0 |
| 7. 1989.....|     368,209 |      30,416 |     337,793 |         90.4 |         63.1 |         94.0 |            0 |
| 8. 1990.....|     415,887 |      38,130 |     377,757 |         89.6 |         85.5 |         90.0 |            0 |
| 9. 1991.....|     421,047 |      64,326 |     356,721 |        103.1 |        136.9 |         98.7 |            0 |
|10. 1992.....|     410,365 |      61,796 |     348,569 |        106.2 |        101.5 |        107.0 |            0 |
|11. 1993.....|     442,567 |      73,859 |     368,708 |         90.8 |        101.2 |         88.9 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |    2,601,029 |       24,221 |
| 2. 1984.....|            0 |          0.0 |       59,164 |        6,602 |
| 3. 1985.....|            0 |          0.0 |       77,780 |        9,088 |
| 4. 1986.....|            0 |          0.0 |      103,664 |       18,284 |
| 5. 1987.....|            0 |          0.0 |       76,279 |       15,981 |
| 6. 1988.....|            0 |          0.0 |      113,511 |       14,670 |
| 7. 1989.....|            0 |          0.0 |      138,691 |       16,374 |
| 8. 1990.....|            0 |          0.0 |      179,479 |       36,849 |
| 9. 1991.....|            0 |          0.0 |      199,888 |       54,227 |
|10. 1992.....|            0 |          0.0 |      244,921 |       62,458 |
|11. 1993.....|            0 |          0.0 |      280,832 |       61,198 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |    4,075,241 |      319,952 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                   (Name)

             SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

                                                                                    (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                    Loss and Loss Expense P|
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|     485,410 |     119,663 |     365,747 |      110,973 |       28,086 |       46,103 |        4,751 |
| 6. 1988.....|     500,957 |     115,402 |     385,555 |      126,018 |       31,355 |       44,714 |        4,510 |
| 7. 1989.....|     534,973 |     113,421 |     421,552 |      184,873 |       80,060 |       43,941 |        7,254 |
| 8. 1990.....|     455,514 |     109,190 |     346,325 |      113,646 |       31,694 |       43,717 |        2,364 |
| 9. 1991.....|     481,319 |      90,083 |     391,236 |       79,865 |        5,604 |       27,310 |          223 |
|10. 1992.....|     430,719 |      87,990 |     342,729 |       22,507 |           89 |       10,085 |          221 |
|11. 1993.....|     361,502 |     103,639 |     257,863 |        3,701 |            2 |        1,048 |           57 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |      641,584 |      176,891 |      216,919 |       19,379 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      ayments                                      |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|            0 |            0 |            0 |    X X X X   |
| 2. 1984.....|            0 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|        1,626 |        4,997 |      129,236 |        5,025 |
| 6. 1988.....|        1,766 |        3,627 |      138,495 |        5,113 |
| 7. 1989.....|          349 |        3,994 |      145,493 |        5,034 |
| 8. 1990.....|          429 |        3,915 |      127,221 |        5,791 |
| 9. 1991.....|          207 |        3,930 |      105,278 |        6,246 |
|10. 1992.....|          323 |        3,487 |       35,769 |        6,460 |
|11. 1993.....|           14 |        2,216 |        6,905 |        6,070 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|        4,716 |       26,165 |      688,397 |    X X X X   |
 -------------------------------------------------------------------------

              SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|      20,740 |       3,492 |      28,916 |       13,714 |            0 |            0 |       10,053 |
| 6. 1988.....|      30,489 |       5,968 |      36,444 |       20,905 |            0 |            0 |       17,825 |
| 7. 1989.....|      64,871 |      18,790 |      46,019 |       23,223 |            0 |            0 |       31,085 |
| 8. 1990.....|      87,831 |      25,301 |     103,541 |       54,619 |            0 |            0 |       44,992 |
| 9. 1991.....|     101,016 |      23,424 |     112,096 |       59,957 |            0 |            0 |       60,232 |
|10. 1992.....|      73,526 |       2,614 |     157,952 |       63,242 |            0 |            0 |       67,986 |
|11. 1993.....|      43,351 |         295 |     231,326 |       61,326 |            0 |            0 |       94,178 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|     421,823 |      79,883 |     716,294 |      296,986 |            0 |            0 |      326,351 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
|             |              |              |              |              |             |
| 1. Prior ...|            0 |            0 |            0 |            0 |           0 |
| 2. 1984.....|            0 |            0 |            0 |            0 |           0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |           0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |           0 |
| 5. 1987.....|        3,051 |            4 |          585 |       40,037 |         174 |
| 6. 1988.....|        4,181 |            9 |          539 |       54,243 |         305 |
| 7. 1989.....|        5,135 |           22 |          987 |       95,814 |         446 |
| 8. 1990.....|        7,291 |           77 |        1,626 |      150,779 |         808 |
| 9. 1991.....|        9,775 |          179 |        1,918 |      182,106 |       1,412 |
|10. 1992.....|        3,648 |          361 |        2,514 |      232,474 |       2,330 |
|11. 1993.....|       10,176 |        1,986 |        2,267 |      299,325 |       4,121 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|       43,257 |        2,638 |       10,436 |    1,054,778 |       9,596 |
 ---------------------------------------------------------------------------------------


              SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE


 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount|
|    Years    |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value o|
|   in Which  |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 5. 1987.....|     222,367 |      53,094 |     169,273 |         45.8 |         44.4 |         46.3 |            0 |
| 6. 1988.....|     259,656 |      66,919 |     192,737 |         51.8 |         58.0 |         50.0 |            0 |
| 7. 1989.....|     375,770 |     134,462 |     241,308 |         70.2 |        118.6 |         57.2 |            0 |
| 8. 1990.....|     399,268 |     121,269 |     277,999 |         87.7 |        111.1 |         80.3 |            0 |
| 9. 1991.....|     386,367 |      98,983 |     287,384 |         80.3 |        109.9 |         73.5 |            0 |
|10. 1992.....|     338,057 |      69,814 |     268,243 |         78.5 |         79.3 |         78.3 |            0 |
|11. 1993.....|     378,087 |      71,856 |     306,231 |        104.6 |         69.3 |        118.8 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|              for Time      |              |   Net Balance Sheet Reserves|
|    Years    f Money        |      33      |         After Discount      |
|   in Which  ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |     Loss     |
| Losses Were |     Loss     |Participation |    Losses    |   Expenses   |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |            0 |            0 |
| 2. 1984.....|            0 |          0.0 |            0 |            0 |
| 3. 1985.....|            0 |          0.0 |            0 |            0 |
| 4. 1986.....|            0 |          0.0 |            0 |            0 |
| 5. 1987.....|            0 |          0.0 |       32,450 |        7,587 |
| 6. 1988.....|            0 |          0.0 |       40,060 |       14,183 |
| 7. 1989.....|            0 |          0.0 |       68,877 |       26,937 |
| 8. 1990.....|            0 |          0.0 |      111,452 |       39,327 |
| 9. 1991.....|            0 |          0.0 |      129,731 |       52,375 |
|10. 1992.....|            0 |          0.0 |      165,622 |       66,852 |
|11. 1993.....|            0 |          0.0 |      213,056 |       86,269 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |      761,248 |      293,530 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

   SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                              EARTHQUAKE, GLASS, BURGLARY AND THEFT)

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       13,740 |        4,470 |        1,486 |          405 |
| 2. 1992.....|     179,956 |      70,306 |     109,651 |      128,918 |       62,113 |        2,786 |        1,282 |
| 3. 1993.....|     193,799 |      71,866 |     121,933 |       45,042 |       25,190 |        1,328 |          696 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      187,699 |       91,773 |        5,600 |        2,382 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|        6,969 |          212 |       10,564 |    X X X X   |
| 2. 1992.....|          405 |        2,433 |       70,741 |    X X X X   |
| 3. 1993.....|          165 |        2,677 |       23,161 |    X X X X   |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|        7,540 |        5,322 |      104,466 |    X X X X   |
 -------------------------------------------------------------------------

      SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                             EARTHQUAKE, GLASS, BURGLARY AND THEFT) - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|      13,320 |       2,828 |      29,816 |       15,143 |            0 |            0 |        5,753 |
| 2. 1992.....|      17,137 |       3,518 |      20,294 |       10,611 |            0 |            0 |        3,484 |
| 3. 1993.....|      70,774 |      38,453 |      29,506 |        8,865 |            0 |            0 |        4,201 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|     101,231 |      44,799 |      79,616 |       34,619 |            0 |            0 |       13,438 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
|                            |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. Prior ...|           15 |        2,689 |          137 |       31,040 |         688 |
| 2. 1992.....|        1,578 |        2,402 |          110 |       25,318 |         344 |
| 3. 1993.....|          738 |        2,597 |          362 |       56,787 |       1,077 |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|        2,331 |        7,688 |          609 |      113,145 |       2,109 |
 ---------------------------------------------------------------------------------------



 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |
| 2. 1992.....|     175,162 |      79,102 |      96,060 |         97.3 |        112.5 |         87.6 |            0 |
| 3. 1993.....|     153,890 |      73,942 |      79,948 |         79.4 |        102.9 |         65.6 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

      SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                             EARTHQUAKE, GLASS, BURGLARY AND THEFT) - (CONTINUED)

 -------------------------------------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |       25,165 |        5,875 |
| 2. 1992.....|            0 |          0.0 |       23,302 |        2,016 |
| 3. 1993.....|            0 |          0.0 |       52,962 |        3,825 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |    X X X X   |      101,429 |       11,716 |
 -------------------------------------------------------------------------

                          SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        2,752 |          (20)|        1,888 |           53 |
| 2. 1992.....|     393,174 |      11,491 |     381,683 |      185,113 |        4,539 |        2,846 |           23 |
| 3. 1993.....|     362,501 |       6,771 |     355,730 |      159,678 |        3,164 |        1,912 |            7 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      347,543 |        7,684 |        6,646 |           83 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|        3,683 |         (124)|        4,484 |   X X X X    |
| 2. 1992.....|       32,809 |       20,399 |      203,794 |      185,594 |
| 3. 1993.....|       17,545 |       16,229 |      174,649 |      153,975 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|       54,037 |       36,505 |      382,927 |   X X X X    |
 -------------------------------------------------------------------------

                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |        1,751 |
| 2. 1992.....|       1,259 |          13 |      20,580 |        1,563 |            0 |            0 |        2,084 |
| 3. 1993.....|      11,032 |         247 |      35,807 |        2,283 |            0 |            0 |       11,127 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|      12,291 |         260 |      56,387 |        3,846 |            0 |            0 |       14,962 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
|                            |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. Prior ...|            0 |        3,848 |          169 |       13,345 |         310 |
| 2. 1992.....|           27 |        5,330 |          635 |       22,955 |         156 |
| 3. 1993.....|           99 |       31,402 |        1,800 |       57,137 |       5,217 |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|          126 |       40,579 |        2,604 |       93,437 |       5,683 |
 ---------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |
| 2. 1992.....|     232,916 |       6,165 |     226,751 |         59.2 |         53.7 |         59.4 |            0 |
| 3. 1993.....|     237,585 |       5,800 |     231,785 |         65.5 |         85.7 |         65.2 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |   X X X X   |   X X X X   |   X X X X    |    X X X X   |   X X X X    |            0 |
 --------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE - (CONTINUED)


 --------------------------- ---------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |       11,425 |        1,920 |
| 2. 1992.....|            0 |          0.0 |       20,263 |        2,692 |
| 3. 1993.....|            0 |          0.0 |       44,309 |       12,828 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |    X X X X   |       75,997 |       17,440 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)


 SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        9,566 |        9,200 |        2,721 |        4,070 |
| 2. 1992.....|     121,630 |      24,714 |      96,915 |       22,018 |        1,928 |        1,748 |          361 |
| 3. 1993.....|     127,118 |      20,304 |     106,814 |       53,968 |       10,277 |          355 |            8 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |       85,552 |       21,406 |        4,824 |        4,438 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.

 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|       53,772 |          148 |         (835)|    X X X X   |
| 2. 1992.....|       20,901 |          553 |       22,030 |    X X X X   |
| 3. 1993.....|       97,322 |          558 |       44,596 |    X X X X   |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|      171,994 |        1,259 |       65,791 |    X X X X   |
 -------------------------------------------------------------------------

 SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
                                    - (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|      31,700 |       8,341 |      77,062 |       30,803 |            0 |            0 |       16,670 |
| 2. 1992.....|       3,393 |       1,494 |      28,211 |        8,085 |            0 |            0 |        2,778 |
| 3. 1993.....|       1,513 |         225 |      29,928 |        4,165 |            0 |            0 |        4,412 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|      36,607 |      10,060 |     135,201 |       43,053 |            0 |            0 |       23,860 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|                            |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. Prior ...|        6,733 |        8,116 |          958 |       80,513 |       1,062 |
| 2. 1992.....|        1,046 |        3,055 |           77 |       23,835 |         251 |
| 3. 1993.....|          707 |          890 |          281 |       31,038 |         202 |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|        8,486 |       12,062 |        1,316 |      135,386 |       1,515 |
 ---------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |
| 2. 1992.....|      58,778 |      12,914 |      45,864 |         48.3 |         52.3 |         47.3 |            0 |
| 3. 1993.....|      91,015 |      15,382 |      75,633 |         71.6 |         75.8 |         70.8 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
                                    - (CONTINUED)

 -------------------------------------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |       69,618 |       10,895 |
| 2. 1992.....|            0 |          0.0 |       22,026 |        1,809 |
| 3. 1993.....|            0 |          0.0 |       27,052 |        3,986 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |    X X X X   |      118,696 |       16,690 |
 -------------------------------------------------------------------------

         SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       72,090 |        1,397 |            4 |            0 |
| 2. 1992.....|     441,805 |      13,828 |     427,977 |      169,634 |        6,446 |           61 |            3 |
| 3. 1993.....|     512,288 |      13,503 |     498,785 |      102,825 |        2,690 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      344,549 |       10,533 |           65 |            3 |
 --------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|            0 |        2,518 |       73,216 |   X X X X    |
| 2. 1992.....|            0 |       10,824 |      174,069 |   X X X X    |
| 3. 1993.....|            0 |        7,469 |      107,604 |   X X X X    |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |       20,811 |      354,889 |   X X X X    |
 -------------------------------------------------------------------------

       SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH) - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|     286,727 |       4,333 |       3,013 |          832 |            0 |            0 |          309 |
| 2. 1992.....|     101,821 |         343 |       2,481 |          657 |            0 |            0 |          114 |
| 3. 1993.....|     108,651 |       3,037 |     136,928 |        3,163 |            0 |            0 |           52 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|     497,199 |       7,714 |     142,422 |        4,652 |            0 |            0 |          475 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|                            |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. Prior ...|           11 |            0 |        6,028 |      290,901 |           4 |
| 2. 1992.....|           67 |            0 |        4,715 |      108,064 |           6 |
| 3. 1993.....|            9 |            0 |       10,962 |      250,384 |          24 |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|           87 |            0 |       21,705 |      649,349 |          34 |
 ---------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |
| 2. 1992.....|     289,650 |       7,516 |     282,134 |         65.6 |         54.4 |         65.9 |            0 |
| 3. 1993.....|     366,887 |       8,899 |     357,988 |         71.6 |         65.9 |         71.8 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |   X X X X   |   X X X X   |   X X X X    |    X X X X   |   X X X X    |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

     SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH) - (CONTINUED)

 -------------------------------------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |      284,575 |        6,326 |
| 2. 1992.....|            0 |          0.0 |      103,302 |        4,762 |
| 3. 1993.....|            0 |          0.0 |      239,379 |       11,005 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|            0 |    X X X X   |      627,256 |       22,093 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                 (Name)
                            SCHEDULE P - PART 1M - INTERNATIONAL

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|             |             Premiums Earned             |                                     Loss and Loss Expense |
|      1      |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1.  Prior ..|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |
| 2.  1984....|        (646)|           0 |        (646)|       (1,522)|            0 |            0 |            0 |
| 3.  1985....|           0 |        (131)|         131 |            0 |            0 |            0 |            0 |
| 4.  1986....|           0 |        (131)|         131 |            0 |            0 |            0 |            0 |
| 5.  1987....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6.  1988....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7.  1989....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8.  1990....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9.  1991....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10.  1992....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11.  1993....|         183 |           0 |         183 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |       (1,522)|            0 |            0 |            0 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|             Payments                                     |              |
|      1      ---------------------------------------------|      12      |
|    Years    |      9       |      10      |      11      |              |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1.  Prior ..|            0 |            0 |            0 |   X X X X    |
| 2.  1984....|            0 |            0 |       (1,522)|   X X X X    |
| 3.  1985....|            0 |            0 |            0 |   X X X X    |
| 4.  1986....|            0 |            0 |            0 |   X X X X    |
| 5.  1987....|            0 |            0 |            0 |   X X X X    |
| 6.  1988....|            0 |            0 |            0 |   X X X X    |
| 7.  1989....|            0 |            0 |            0 |   X X X X    |
| 8.  1990....|            0 |            0 |            0 |   X X X X    |
| 9.  1991....|            0 |            0 |            0 |   X X X X    |
|10.  1992....|            0 |            0 |            0 |   X X X X    |
|11.  1993....|            0 |            0 |            0 |   X X X X    |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |            0 |       (1,522)|   X X X X    |
 -------------------------------------------------------------------------

                          SCHEDULE P - PART 1M - INTERNATIONAL - (CONTINUED)


 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1.  Prior ..|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2.  1984....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3.  1985....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4.  1986....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5.  1987....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6.  1988....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7.  1989....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8.  1990....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9.  1991....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10.  1992....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11.  1993....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses |   Direct    |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1.  Prior ..|            0 |            0 |            0 |            0 |           0 |
| 2.  1984....|            0 |            0 |            0 |            0 |           0 |
| 3.  1985....|            0 |            0 |            0 |            0 |           0 |
| 4.  1986....|            0 |            0 |            0 |            0 |           0 |
| 5.  1987....|            0 |            0 |            0 |            0 |           0 |
| 6.  1988....|            0 |            0 |            0 |            0 |           0 |
| 7.  1989....|            0 |            0 |            0 |            0 |           0 |
| 8.  1990....|            0 |            0 |            0 |            0 |           0 |
| 9.  1991....|            0 |            0 |            0 |            0 |           0 |
|10.  1992....|            0 |            0 |            0 |            0 |           0 |
|11.  1993....|            0 |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |            0 |            0 |            0 |           0 |
 ---------------------------------------------------------------------------------------

                          SCHEDULE P - PART 1M - INTERNATIONAL - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|    Years    |            Total Losses and             |      Loss and Loss Expense Percentage      |      Discount|
|   in Which  |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value o|
|Premiums Were|-----------------------------------------|--------------------------------------------|--------------|
|  Earned and |     25      |     26      |     27      |      28      |      29      |      30      |      31      |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1.  Prior ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2.  1984....|      (1,522)|           0 |      (1,522)|        235.6 |          0.0 |        235.6 |            0 |
| 3.  1985....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 4.  1986....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 5.  1987....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 6.  1988....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 7.  1989....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 8.  1990....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 9.  1991....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
|10.  1992....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
|11.  1993....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)
 -------------------------------------------------------------------------
|    Years     for Time      |              |  Net Balance Sheet Reserves |
|   in Which  f Money        |      33      |        After Discount       |
|Premiums Were---------------|Inter-Company |-----------------------------|
|  Earned and |      32      |   Pooling    |      34      |      35      |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1.  Prior ..|            0 |    X X X X   |            0 |            0 |
| 2.  1984....|            0 |          0.0 |            0 |            0 |
| 3.  1985....|            0 |          0.0 |            0 |            0 |
| 4.  1986....|            0 |          0.0 |            0 |            0 |
| 5.  1987....|            0 |          0.0 |            0 |            0 |
| 6.  1988....|            0 |          0.0 |            0 |            0 |
| 7.  1989....|            0 |          0.0 |            0 |            0 |
| 8.  1990....|            0 |          0.0 |            0 |            0 |
| 9.  1991....|            0 |          0.0 |            0 |            0 |
|10.  1992....|            0 |          0.0 |            0 |            0 |
|11.  1993....|            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |            0 |            0 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                   (Name)

                              SCHEDULE P - PART 1N - REINSURANCE A

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|      18,107 |       2,084 |      16,022 |       (8,536)|          113 |          260 |            2 |
| 2. 1989.....|      30,323 |       5,188 |      25,136 |       76,534 |       27,493 |          202 |            1 |
| 3. 1990.....|      52,398 |       8,887 |      43,511 |       38,177 |       12,667 |          130 |            0 |
| 4. 1991.....|      53,594 |       8,599 |      44,995 |       35,811 |        3,072 |          235 |            2 |
| 5. 1992.....|      71,214 |       6,982 |      64,231 |      130,165 |       18,150 |          121 |           58 |
| 6. 1993.....|      88,237 |       7,979 |      80,258 |        5,307 |           19 |           20 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|   X X X X   |    X X X X  |    X X X X  |      277,458 |       61,515 |          968 |           64 |
 -------------------------------------------------------------------------------------------------------------------
 NOTE:  Report cumulative amounts paid or received for specific years.
        Report loss payments net of salvage and subrogation received.

 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. 1988.....|            0 |           (1)|       (8,392)|    X X X X   |
| 2. 1989.....|            0 |            0 |       49,242 |    X X X X   |
| 3. 1990.....|            0 |            0 |       25,640 |    X X X X   |
| 4. 1991.....|            0 |            0 |       32,972 |    X X X X   |
| 5. 1992.....|            0 |            0 |      112,078 |    X X X X   |
| 6. 1993.....|            0 |          143 |        5,451 |    X X X X   |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |          142 |      216,991 |    X X X X   |
 -------------------------------------------------------------------------

                          SCHEDULE P - PART 1N - REINSURANCE A - (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai
|    Years    |--------------------------------------------------------|--------------------------------------------
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|       4,978 |           0 |      11,202 |            0 |            0 |            0 |            0 |
| 2. 1989.....|      10,245 |       1,884 |       8,049 |        3,548 |            0 |            0 |            0 |
| 3. 1990.....|      10,817 |         549 |       9,442 |          710 |            0 |            0 |            0 |
| 4. 1991.....|       4,895 |         201 |       2,497 |        1,900 |            0 |            0 |            0 |
| 5. 1992.....|      16,671 |       2,548 |       2,574 |        1,461 |            0 |            0 |            0 |
| 6. 1993.....|       6,256 |          72 |      54,567 |        4,069 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|      53,861 |       5,255 |      88,331 |       11,688 |            0 |            0 |            0 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. 1988.....|            0 |            0 |            0 |       16,180 |    X X X X  |
| 2. 1989.....|            0 |            0 |            0 |       12,862 |    X X X X  |
| 3. 1990.....|            0 |            0 |            0 |       19,000 |    X X X X  |
| 4. 1991.....|            0 |            0 |            0 |        5,290 |    X X X X  |
| 5. 1992.....|            0 |            0 |            0 |       15,236 |    X X X X  |
| 6. 1993.....|            0 |            0 |            0 |       56,681 |    X X X X  |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |            0 |      125,249 |    X X X X  |
 ---------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|       7,903 |         115 |       7,788 |         43.6 |          5.5 |         48.6 |            0 |
| 2. 1989.....|      95,030 |      32,926 |      62,104 |        313.4 |        634.7 |        247.1 |            0 |
| 3. 1990.....|      58,566 |      13,926 |      44,640 |        111.8 |        156.7 |        102.6 |            0 |
| 4. 1991.....|      43,438 |       5,175 |      38,263 |         81.1 |         60.2 |         85.0 |            0 |
| 5. 1992.....|     149,531 |      22,217 |     127,314 |        210.0 |        318.2 |        198.2 |            0 |
| 6. 1993.....|      66,293 |       4,160 |      62,133 |         75.1 |         52.1 |         77.4 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 ------------- -----------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

                          SCHEDULE P - PART 1N - REINSURANCE A - (CONTINUED)

 -------------------------------------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. 1988.....|            0 |          0.0 |       16,180 |            0 |
| 2. 1989.....|            0 |          0.0 |       12,862 |            0 |
| 3. 1990.....|            0 |          0.0 |       19,000 |            0 |
| 4. 1991.....|            0 |          0.0 |        5,290 |            0 |
| 5. 1992.....|            0 |          0.0 |       15,236 |            0 |
| 6. 1993.....|            0 |          0.0 |       56,681 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |    X X X X   |      125,249 |            0 |
 -------------------------------------------------------------------------



                              SCHEDULE P - PART 1O - REINSURANCE B

                                                                                            (000 Omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|      68,483 |      (3,131)|      71,614 |        5,237 |          142 |          461 |            7 |
| 2. 1989.....|     112,647 |         743 |     111,904 |       14,135 |           93 |          529 |            4 |
| 3. 1990.....|     105,662 |         626 |     105,037 |        8,340 |          209 |          543 |            3 |
| 4. 1991.....|     115,392 |         734 |     114,657 |       29,587 |          227 |          562 |           (2)|
| 5. 1992.....|     107,906 |       1,450 |     106,456 |        6,849 |        1,676 |          150 |           60 |
| 6. 1993.....|     111,104 |         138 |     110,966 |        1,465 |          (30)|            8 |           26 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |       65,613 |        2,318 |        2,252 |           97 |
 -------------------------------------------------------------------------------------------------------------------
 NOTE:  Report cumulative amounts paid or received for specific years.
        Report loss payments net of salvage and subrogation received.

                          SCHEDULE P - PART 1O - REINSURANCE B - (CONTINUED)

 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. 1988.....|            0 |            0 |        5,549 |    X X X X   |
| 2. 1989.....|            0 |            0 |       14,566 |    X X X X   |
| 3. 1990.....|            0 |            0 |        8,671 |    X X X X   |
| 4. 1991.....|            0 |            0 |       29,924 |    X X X X   |
| 5. 1992.....|            0 |            0 |        5,262 |    X X X X   |
| 6. 1993.....|            0 |            0 |        1,477 |    X X X X   |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |            0 |       65,449 |    X X X X   |
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
| 1. 1988.....|      11,517 |          18 |      48,808 |            0 |            0 |            0 |            0 |
| 2. 1989.....|     (22,023)|          50 |      71,667 |            0 |            0 |            0 |            0 |
| 3. 1990.....|      74,096 |           0 |      51,712 |           49 |            0 |            0 |            0 |
| 4. 1991.....|      26,410 |         338 |      49,852 |          207 |            0 |            0 |            0 |
| 5. 1992.....|      27,996 |           2 |      59,085 |          814 |            0 |            0 |            0 |
| 6. 1993.....|      10,886 |          30 |     117,653 |          110 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|     128,883 |         437 |     398,777 |        1,180 |            0 |            0 |            0 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------- -----------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. 1988.....|            0 |            0 |            0 |       60,308 |    X X X X  |
| 2. 1989.....|            0 |            0 |            0 |       49,594 |    X X X X  |
| 3. 1990.....|            0 |            0 |            0 |      125,759 |    X X X X  |
| 4. 1991.....|            0 |            0 |            0 |       75,717 |    X X X X  |
| 5. 1992.....|            0 |            0 |            0 |       86,266 |    X X X X  |
| 6. 1993.....|            0 |            0 |            0 |      128,399 |    X X X X  |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |            0 |      526,043 |    X X X X  |
 ---------------------------- -----------------------------------------------------------

                          SCHEDULE P - PART 1O - REINSURANCE B - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|      66,023 |         167 |      65,856 |         96.4 |         (5.3)|         92.0 |            0 |
| 2. 1989.....|      64,308 |         147 |      64,161 |         57.1 |         19.8 |         57.3 |            0 |
| 3. 1990.....|     134,691 |         261 |     134,430 |        127.5 |         41.7 |        128.0 |            0 |
| 4. 1991.....|     106,411 |         770 |     105,641 |         92.2 |        104.9 |         92.1 |            0 |
| 5. 1992.....|      94,080 |       2,552 |      91,528 |         87.2 |        176.0 |         86.0 |            0 |
| 6. 1993.....|     130,012 |         136 |     129,876 |        117.0 |         98.6 |        117.0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. 1988.....|            0 |          0.0 |       60,308 |            0 |
| 2. 1989.....|            0 |          0.0 |       49,594 |            0 |
| 3. 1990.....|            0 |          0.0 |      125,759 |            0 |
| 4. 1991.....|            0 |          0.0 |       75,717 |            0 |
| 5. 1992.....|            0 |          0.0 |       86,266 |            0 |
| 6. 1993.....|            0 |          0.0 |      128,399 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |    X X X X   |      526,043 |            0 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                 (Name)

                              SCHEDULE P - PART 1P - REINSURANCE C

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|       7,954 |         107 |       7,847 |       61,724 |            0 |           14 |            0 |
| 2. 1989.....|      13,214 |           0 |      13,214 |       38,493 |            0 |           45 |            0 |
| 3. 1990.....|      11,353 |           0 |      11,353 |       34,760 |            0 |           41 |            0 |
| 4. 1991.....|       8,416 |           0 |       8,416 |        1,884 |            0 |            1 |            0 |
| 5. 1992.....|       3,283 |           0 |       3,283 |          101 |            0 |            0 |            0 |
| 6. 1993.....|       2,923 |           0 |       2,923 |          120 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|   X X X X   |    X X X X  |    X X X X  |      137,082 |            0 |          101 |            0 |
 -------------------------------------------------------------------------------------------------------------------
 NOTE:  Report cumulative amounts paid or received for specific years.
        Report loss payments net of salvage and subrogation received.

 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. 1988.....|            0 |            0 |       61,738 |    X X X X   |
| 2. 1989.....|        7,940 |            0 |       38,538 |    X X X X   |
| 3. 1990.....|            0 |            0 |       34,801 |    X X X X   |
| 4. 1991.....|            0 |            0 |        1,884 |    X X X X   |
| 5. 1992.....|            0 |            0 |          101 |    X X X X   |
| 6. 1993.....|            0 |            0 |          120 |    X X X X   |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|        7,940 |            0 |      137,183 |    X X X X   |
 -------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|         596 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1989.....|         246 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1990.....|         914 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1991.....|       1,407 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1992.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|       3,163 |           0 |           0 |            0 |            0 |            0 |            0 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. 1988.....|            0 |            0 |            0 |          596 |    X X X X  |
| 2. 1989.....|            0 |            0 |            0 |          246 |    X X X X  |
| 3. 1990.....|            0 |            0 |            0 |          914 |    X X X X  |
| 4. 1991.....|            0 |            0 |            0 |        1,407 |    X X X X  |
| 5. 1992.....|            0 |            0 |            0 |            0 |    X X X X  |
| 6. 1993.....|            0 |            0 |            0 |            0 |    X X X X  |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |            0 |        3,163 |    X X X X  |
 ---------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. 1988.....|      62,334 |           0 |      62,334 |        783.7 |          0.0 |        794.4 |            0 |
| 2. 1989.....|      38,784 |           0 |      38,784 |        293.5 |          0.0 |        293.5 |            0 |
| 3. 1990.....|      35,715 |           0 |      35,715 |        314.6 |          0.0 |        314.6 |            0 |
| 4. 1991.....|       3,292 |           0 |       3,292 |         39.1 |          0.0 |         39.1 |            0 |
| 5. 1992.....|         101 |           0 |         101 |          3.1 |          0.0 |          3.1 |            0 |
| 6. 1993.....|         120 |           0 |         120 |          4.1 |          0.0 |          4.1 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. 1988.....|            0 |          0.0 |          596 |            0 |
| 2. 1989.....|            0 |          0.0 |          246 |            0 |
| 3. 1990.....|            0 |          0.0 |          914 |            0 |
| 4. 1991.....|            0 |          0.0 |        1,407 |            0 |
| 5. 1992.....|            0 |          0.0 |            0 |            0 |
| 6. 1993.....|            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |    X X X X   |        3,163 |            0 |
 -------------------------------------------------------------------------


                              SCHEDULE P - PART 1Q - REINSURANCE D

                                                                                            (000 Omitted)
 -------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|    Which    |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |   X X X X   |   X X X X   |       11,182 |        2,096 |          334 |           61 |
| 2. 1984.....|      57,740 |       3,861 |      53,879 |       69,532 |        4,299 |        1,165 |           63 |
| 3. 1985.....|     123,179 |       5,941 |     117,239 |       61,679 |        4,955 |          689 |           12 |
| 4. 1986.....|     212,988 |       9,139 |     203,849 |       24,322 |          917 |          860 |            0 |
| 5. 1987.....|     170,335 |       7,926 |     162,408 |       49,900 |        2,125 |          886 |            1 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|    X X X X  |    X X X X  |    X X X X  |      216,615 |       14,393 |        3,934 |          137 |
 -------------------------------------------------------------------------------------------------------------------
 NOTE:  For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years.
        Report loss payments net of salvage and subrogation received.

 -------------------------------------------------------------------------
|      1      Payments                                     |              |
|             ---------------------------------------------|              |
|    Years    |      9       |      10      |      11      |      12      |
|    Which    |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |            0 |        9,359 |    X X X X   |
| 2. 1984.....|            0 |           12 |       66,347 |    X X X X   |
| 3. 1985.....|            0 |          111 |       57,513 |    X X X X   |
| 4. 1986.....|            0 |           52 |       24,316 |    X X X X   |
| 5. 1987.....|            0 |           12 |       48,671 |    X X X X   |
|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|            0 |          187 |      206,207 |    X X X X   |
 -------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai
|    Years    |--------------------------------------------------------|--------------------------------------------
|    Which    |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk |
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|      86,806 |       2,058 |      19,175 |        1,044 |            0 |            0 |            0 |
| 2. 1984.....|      28,552 |         180 |      13,144 |          231 |            0 |            0 |            0 |
| 3. 1985.....|      21,058 |       1,259 |      63,183 |          791 |            0 |            0 |            0 |
| 4. 1986.....|      16,903 |           1 |      84,574 |            0 |            0 |            0 |            0 |
| 5. 1987.....|      28,762 |         139 |      91,596 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|     182,080 |       3,638 |     271,672 |        2,066 |            0 |            0 |            0 |
 -------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|    Which    + IBNR         |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expense    | and Expenses | Direct and  |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. Prior ...|            0 |            0 |            0 |      102,878 |    X X X X  |
| 2. 1984.....|            0 |            0 |            0 |       41,285 |    X X X X  |
| 3. 1985.....|            0 |            0 |            0 |       82,191 |    X X X X  |
| 4. 1986.....|            0 |            0 |            0 |      101,475 |    X X X X  |
| 5. 1987.....|            0 |            0 |            0 |      120,219 |    X X X X  |
|-------------|--------------|--------------|--------------|--------------|-------------|
| 6. Totals ..|            0 |            0 |            0 |      448,048 |    X X X X  |
 ---------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount|
|    Years    |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value o|
|    Which    |-----------------------------------------|--------------------------------------------|--------------|
|Premiums Were|     25      |     26      |     27      |      28      |      29      |      30      |      31      |
|  Earned and |             |             |             |              |              |              |              |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |   X X X X   |   X X X X   |   X X X X    |   X X X X    |   X X X X    |            0 |
| 2. 1984.....|     112,405 |       4,773 |     107,632 |        194.7 |        123.6 |        199.8 |            0 |
| 3. 1985.....|     146,720 |       7,017 |     139,703 |        119.1 |        118.1 |        119.2 |            0 |
| 4. 1986.....|     126,711 |         918 |     125,793 |         59.5 |         10.0 |         61.7 |            0 |
| 5. 1987.....|     171,156 |       2,265 |     168,891 |        100.5 |         28.6 |        104.0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|              for Time      |              |  Net Balance Sheet Reserves |
|    Years    f Money        |      33      |        After Discount       |
|    Which    ---------------|              |-----------------------------|
|Premiums Were|      32      |Inter-Company |      34      |      35      |
|  Earned and |              |   Pooling    |              |              |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |          0.0 |      102,878 |            0 |
| 2. 1984.....|            0 |          0.0 |       41,285 |            0 |
| 3. 1985.....|            0 |          0.0 |       82,191 |            0 |
| 4. 1986.....|            0 |          0.0 |      101,475 |            0 |
| 5. 1987.....|            0 |          0.0 |      120,219 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|            0 |    X X X X   |      448,048 |            0 |
 -------------------------------------------------------------------------
/TABLE

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

         SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|             |             Premiums Earned             |                                     Loss and Loss Expense |
|      1      |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        5,869 |        2,614 |       (4,012)|          831 |
| 2. 1984.....|      35,534 |       5,420 |      30,114 |       40,542 |       19,074 |       35,816 |       13,247 |
| 3. 1985.....|      80,190 |      10,391 |      69,798 |       52,167 |        7,607 |       39,835 |        2,136 |
| 4. 1986.....|     174,766 |      11,465 |     163,301 |       67,736 |          974 |       45,326 |          549 |
| 5. 1987.....|     163,036 |       4,451 |     158,585 |       34,395 |        3,679 |       19,207 |        1,146 |
| 6. 1988.....|     153,691 |      12,764 |     140,928 |       35,004 |        5,727 |       13,287 |          937 |
| 7. 1989.....|     131,729 |       9,675 |     122,054 |       22,957 |        2,388 |       10,069 |          276 |
| 8. 1990.....|     119,042 |      18,024 |     101,018 |       20,707 |        2,044 |        8,216 |          340 |
| 9. 1991.....|     106,109 |      16,836 |      89,273 |       14,219 |          902 |        4,323 |          280 |
|10. 1992.....|      74,984 |      13,886 |      61,097 |        5,665 |          908 |        1,227 |          416 |
|11. 1993.....|      75,698 |      15,677 |      60,020 |        3,189 |          390 |          379 |          119 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |      302,449 |       46,307 |      173,675 |       20,275 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|             Payments                                     |              |
|      1      ---------------------------------------------|      12      |
|    Years    |      9       |      10      |      11      |              |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|          360 |          126 |       (1,462)|   X X X X    |
| 2. 1984.....|          878 |        2,173 |       46,210 |       10,195 |
| 3. 1985.....|        1,183 |        3,352 |       85,611 |       12,536 |
| 4. 1986.....|          459 |        1,898 |      113,438 |        9,914 |
| 5. 1987.....|          347 |        2,026 |       50,803 |        9,299 |
| 6. 1988.....|          326 |        1,800 |       43,427 |        8,915 |
| 7. 1989.....|          380 |        1,457 |       31,820 |        7,612 |
| 8. 1990.....|          302 |        1,295 |       27,834 |        8,012 |
| 9. 1991.....|          146 |        1,354 |       18,714 |        6,155 |
|10. 1992.....|           58 |        1,469 |        7,038 |        5,244 |
|11. 1993.....|           24 |        1,121 |        4,181 |        4,484 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|        4,464 |       18,073 |      427,616 |   X X X X    |
 -------------------------------------------------------------------------

      SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|      31,097 |      15,635 |      18,309 |        3,628 |            0 |            0 |        1,744 |
| 2. 1984.....|      10,021 |       1,257 |      13,761 |          878 |            0 |            0 |          560 |
| 3. 1985.....|      11,007 |         911 |      19,474 |        1,280 |            0 |            0 |        1,338 |
| 4. 1986.....|      11,481 |          29 |      28,996 |        1,180 |            0 |            0 |        3,537 |
| 5. 1987.....|      15,626 |         199 |      29,864 |          465 |            0 |            0 |        4,902 |
| 6. 1988.....|      16,217 |         407 |      24,176 |          883 |            0 |            0 |        5,642 |
| 7. 1989.....|      15,235 |         522 |      27,190 |          424 |            0 |            0 |       10,312 |
| 8. 1990.....|      21,937 |       1,522 |      33,299 |          121 |            0 |            0 |       10,527 |
| 9. 1991.....|      14,221 |       1,122 |      43,291 |          734 |            0 |            0 |        9,983 |
|10. 1992.....|       9,644 |         384 |      34,426 |        2,116 |            0 |            0 |        9,399 |
|11. 1993.....|       4,520 |         300 |      49,771 |        9,384 |            0 |            0 |        8,675 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|     161,006 |      22,287 |     322,557 |       21,093 |            0 |            0 |       66,619 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses |   Direct    |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. Prior ...|        1,040 |          392 |          165 |       31,011 |       2,962 |
| 2. 1984.....|          113 |          271 |          172 |       22,265 |         395 |
| 3. 1985.....|          356 |          717 |          126 |       29,398 |         734 |
| 4. 1986.....|            8 |          339 |          321 |       43,118 |         465 |
| 5. 1987.....|            0 |          367 |          334 |       50,062 |         512 |
| 6. 1988.....|            0 |          451 |          463 |       45,209 |         398 |
| 7. 1989.....|            0 |        1,035 |          507 |       52,298 |         998 |
| 8. 1990.....|            0 |        1,199 |          763 |       64,884 |       1,501 |
| 9. 1991.....|            0 |          886 |          684 |       66,323 |         598 |
|10. 1992.....|          103 |          693 |          682 |       51,548 |         514 |
|11. 1993.....|          452 |          866 |          747 |       53,577 |         680 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|        2,072 |        7,217 |        4,964 |      509,694 |       9,757 |
 ---------------------------------------------------------------------------------------


      SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE - (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
|    Years    |            Total Losses and             |      Loss and Loss Expense Percentage      |      Discount|
|   in Which  |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value o|
|Premiums Were|-----------------------------------------|--------------------------------------------|--------------|
|  Earned and |     25      |     26      |     27      |      28      |      29      |      30      |      31      |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|     103,045 |      34,569 |      68,476 |        290.0 |        637.8 |        227.4 |            0 |
| 3. 1985.....|     127,299 |      12,290 |     115,009 |        158.7 |        118.3 |        164.8 |            0 |
| 4. 1986.....|     159,295 |       2,740 |     156,555 |         91.1 |         23.9 |         95.9 |            0 |
| 5. 1987.....|     106,354 |       5,489 |     100,865 |         65.2 |        123.3 |         63.6 |            0 |
| 6. 1988.....|      96,589 |       7,954 |      88,635 |         62.8 |         62.3 |         62.9 |            0 |
| 7. 1989.....|      87,727 |       3,610 |      84,117 |         66.6 |         37.3 |         68.9 |            0 |
| 8. 1990.....|      96,744 |       4,027 |      92,717 |         81.3 |         22.3 |         91.8 |            0 |
| 9. 1991.....|      88,075 |       3,038 |      85,037 |         83.0 |         18.0 |         95.3 |            0 |
|10. 1992.....|      62,512 |       3,927 |      58,585 |         83.4 |         28.3 |         95.9 |            0 |
|11. 1993.....|      68,402 |      10,645 |      57,757 |         90.4 |         67.9 |         96.2 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|    Years     for Time      |              |  Net Balance Sheet Reserves |
|   in Which  f Money        |      33      |        After Discount       |
|Premiums Were---------------|Inter-Company |-----------------------------|
|  Earned and |      32      |   Pooling    |      34      |      35      |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |       30,142 |          869 |
| 2. 1984.....|            0 |          0.0 |       21,646 |          619 |
| 3. 1985.....|            0 |          0.0 |       28,290 |        1,108 |
| 4. 1986.....|            0 |          0.0 |       39,268 |        3,850 |
| 5. 1987.....|            0 |          0.0 |       44,826 |        5,236 |
| 6. 1988.....|            0 |          0.0 |       39,104 |        6,105 |
| 7. 1989.....|            0 |          0.0 |       41,479 |       10,819 |
| 8. 1990.....|            0 |          0.0 |       53,594 |       11,290 |
| 9. 1991.....|            0 |          0.0 |       55,656 |       10,667 |
|10. 1992.....|            0 |          0.0 |       41,570 |        9,978 |
|11. 1993.....|            0 |          0.0 |       44,607 |        8,970 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |      440,183 |       69,511 |
 -------------------------------------------------------------------------

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

         SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

                                                                                             (000 omitted)
 -------------------------------------------------------------------------------------------------------------------
|             |             Premiums Earned             |                                     Loss and Loss Expense |
|      1      |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|       1,893 |          94 |       1,799 |            0 |            0 |            1 |            0 |
| 6. 1988.....|       1,027 |          47 |         980 |            3 |            0 |            0 |            0 |
| 7. 1989.....|         803 |          16 |         786 |            0 |            0 |            0 |            0 |
| 8. 1990.....|         333 |           2 |         332 |            7 |            0 |            0 |            0 |
| 9. 1991.....|         199 |           2 |         197 |           15 |            0 |            0 |            0 |
|10. 1992.....|         121 |           4 |         117 |            0 |            0 |            0 |            0 |
|11. 1993.....|          51 |           6 |          44 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |           24 |            0 |            1 |            0 |
 -------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years.
       Report loss payments net of salvage and subrogation received.
 -------------------------------------------------------------------------
|             Payments                                     |              |
|      1      ---------------------------------------------|      12      |
|    Years    |      9       |      10      |      11      |              |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
| 1. Prior ...|            0 |            0 |            0 |   X X X X    |
| 2. 1984.....|            0 |            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |
| 5. 1987.....|            0 |            0 |            1 |          148 |
| 6. 1988.....|            0 |            6 |            9 |            3 |
| 7. 1989.....|            0 |            6 |            6 |            3 |
| 8. 1990.....|            0 |           13 |           20 |            0 |
| 9. 1991.....|            0 |           13 |           28 |            2 |
|10. 1992.....|            0 |            2 |            2 |            1 |
|11. 1993.....|            0 |            1 |            1 |            1 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |           42 |           67 |   X X X X    |
 -------------------------------------------------------------------------

       SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE - (CONTINUED)


 -------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpai|
|    Years    |--------------------------------------------------------|--------------------------------------------|
|   in Which  |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk|
|Premiums Were|---------------------------|----------------------------|-----------------------------|--------------|
|  Earned and |     13      |     14      |     15      |      16      |      17      |      18      |      19      |
| Losses Were |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|   Incurred  | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|           0 |           0 |           2 |            0 |            0 |            0 |           96 |
| 6. 1988.....|           0 |           0 |         479 |            0 |            0 |            0 |           28 |
| 7. 1989.....|           0 |           0 |         502 |            0 |            0 |            0 |           29 |
| 8. 1990.....|           0 |           0 |         111 |            0 |            0 |            0 |            6 |
| 9. 1991.....|           0 |           0 |           3 |            0 |            0 |            0 |            0 |
|10. 1992.....|           0 |           0 |           3 |            0 |            0 |            0 |            0 |
|11. 1993.....|           1 |           0 |           6 |            3 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|           1 |           0 |       1,106 |            3 |            0 |            0 |          159 |
 -------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------
|             d              |              |              |              |             |
|    Years    ---------------|      21      |      22      |      23      |     24      |
|   in Which   + IBNR        |              |              |              |  Number of  |
|Premiums Were---------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|  Earned and |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
| Losses Were |              | Subrogation  |   Expenses   | and Expenses |   Direct    |
|   Incurred  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|--------------|-------------|
                                                                                        |
|             |              |              |              |              |             |
| 1. Prior ...|            0 |            0 |            0 |            0 |           0 |
| 2. 1984.....|            0 |            0 |            0 |            0 |           0 |
| 3. 1985.....|            0 |            0 |            0 |            0 |           0 |
| 4. 1986.....|            0 |            0 |            0 |            0 |           0 |
| 5. 1987.....|            0 |            0 |            0 |           98 |           3 |
| 6. 1988.....|            0 |            0 |            2 |          509 |           0 |
| 7. 1989.....|            0 |            0 |            2 |          533 |           0 |
| 8. 1990.....|            0 |            0 |            0 |          117 |           0 |
| 9. 1991.....|            0 |            0 |            0 |            3 |           0 |
|10. 1992.....|            0 |            0 |            0 |            3 |           0 |
|11. 1993.....|            0 |            1 |            0 |            4 |           1 |
|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |            1 |            4 |        1,267 |           4 |
 ---------------------------------------------------------------------------------------

       SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE - (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------
|    Years    |            Total Losses and             |      Loss and Loss Expense Percentage      |      Discount|
|   in Which  |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value o|
|Premiums Were|-----------------------------------------|--------------------------------------------|--------------|
|  Earned and |     25      |     26      |     27      |      28      |      29      |      30      |      31      |
| Losses Were |   Direct    |             |             |    Direct    |              |              |              |
|   Incurred  | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
                                                                                                                    |
|             |             |             |             |              |              |              |              |
| 1. Prior ...|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |
| 2. 1984.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |
| 5. 1987.....|          99 |           0 |          99 |          5.2 |          0.0 |          5.5 |            0 |
| 6. 1988.....|         518 |           0 |         518 |         50.4 |          0.0 |         52.9 |            0 |
| 7. 1989.....|         539 |           0 |         539 |         67.1 |          0.0 |         68.6 |            0 |
| 8. 1990.....|         137 |           0 |         137 |         41.1 |          0.0 |         41.3 |            0 |
| 9. 1991.....|          31 |           0 |          31 |         15.6 |          0.0 |         15.7 |            0 |
|10. 1992.....|           5 |           0 |           5 |          4.1 |          0.0 |          4.3 |            0 |
|11. 1993.....|           8 |           3 |           5 |         15.7 |         50.0 |         11.4 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |            0 |
 -------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -------------------------------------------------------------------------
|    Years     for Time      |              |  Net Balance Sheet Reserves |
|   in Which  f Money        |      33      |        After Discount       |
|Premiums Were---------------|Inter-Company |-----------------------------|
|  Earned and |      32      |   Pooling    |      34      |      35      |
| Losses Were |     Loss     |Participation |    Losses    |Loss Expenses |
|   Incurred  |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|
                                                                          |
|             |              |              |              |              |
| 1. Prior ...|            0 |    X X X X   |            0 |            0 |
| 2. 1984.....|            0 |          0.0 |            0 |            0 |
| 3. 1985.....|            0 |          0.0 |            0 |            0 |
| 4. 1986.....|            0 |          0.0 |            0 |            0 |
| 5. 1987.....|            0 |          0.0 |            2 |           96 |
| 6. 1988.....|            0 |          0.0 |          479 |           30 |
| 7. 1989.....|            0 |          0.0 |          502 |           31 |
| 8. 1990.....|            0 |          0.0 |          111 |            6 |
| 9. 1991.....|            0 |          0.0 |            3 |            0 |
|10. 1992.....|            0 |          0.0 |            3 |            0 |
|11. 1993.....|            0 |          0.0 |            4 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals ..|            0 |    X X X X   |        1,104 |          163 |
 -------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                   (Name)

                          SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|                   |               |             |             |             |             |             |             |
|  1.   Prior ......|       9,767 * |      12,896 |      10,547 |      11,464 |      11,636 |      12,711 |      12,625 |
|  2.   1984........|      48,697   |      45,283 |      45,989 |      47,386 |      47,504 |      48,986 |      48,298 |
|  3.   1985........|   X X X X     |      62,117 |      62,365 |      62,044 |      62,014 |      63,695 |      63,126 |
|  4.   1986........|   X X X X     |   X X X X   |      65,194 |      58,601 |      58,790 |      59,175 |      57,893 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |      67,127 |      66,277 |      68,484 |      68,556 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |      91,380 |      89,634 |      90,361 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     116,539 |     131,293 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     142,431 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                   |             |             |             |             |             |
|  1.   Prior ......|      12,547 |      12,853 |      12,850 |          (2)|         304 |
|  2.   1984........|      48,255 |      48,044 |      48,128 |          85 |        (127)|
|  3.   1985........|      63,232 |      64,430 |      63,719 |        (711)|         487 |
|  4.   1986........|      57,352 |      57,781 |      57,836 |          55 |         483 |
|  5.   1987........|      68,395 |      69,493 |      72,068 |       2,575 |       3,673 |
|  6.   1988........|      91,038 |      92,591 |      93,581 |         990 |       2,544 |
|  7.   1989........|     133,507 |     134,724 |     134,980 |         256 |       1,473 |
|  8.   1990........|     154,377 |     155,017 |     158,077 |       3,060 |       3,700 |
|  9.   1991........|     154,363 |     157,088 |     159,931 |       2,842 |       5,568 |
| 10.   1992........|   X X X X   |     214,501 |     198,976 |     (15,525)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     173,051 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |      (6,375)|      18,105 |
                                                               ---------------------------


               SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|     107,972 * |      96,618 |      94,384 |      99,676 |     103,130 |     108,818 |     109,820 |
|  2.   1984........|     124,468   |     119,509 |     117,450 |     119,249 |     124,865 |     132,090 |     129,586 |
|  3.   1985........|   X X X X     |     123,125 |     120,818 |     130,310 |     141,132 |     152,980 |     150,315 |
|  4.   1986........|   X X X X     |   X X X X   |     139,780 |     137,514 |     147,745 |     163,043 |     164,967 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     163,129 |     164,710 |     181,639 |     194,915 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     220,392 |     224,635 |     229,403 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     265,547 |     264,101 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     312,892 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|     113,453 |     114,451 |     115,150 |         699 |       1,696 |
|  2.   1984........|     130,619 |     131,191 |     131,983 |         792 |       1,363 |
|  3.   1985........|     151,764 |     150,887 |     151,473 |         586 |        (291)|
|  4.   1986........|     166,577 |     168,625 |     170,717 |       2,092 |       4,140 |
|  5.   1987........|     199,770 |     201,462 |     201,918 |         456 |       2,148 |
|  6.   1988........|     236,897 |     236,796 |     233,062 |      (3,735)|      (3,836)|
|  7.   1989........|     293,241 |     295,394 |     295,919 |         525 |       2,678 |
|  8.   1990........|     350,967 |     347,663 |     345,319 |      (2,344)|      (5,648)|
|  9.   1991........|     364,018 |     374,177 |     365,861 |      (8,316)|       1,843 |
| 10.   1992........|   X X X X   |     394,817 |     403,137 |       8,320 |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     378,857 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |        (925)|       4,094 |
                                                               ---------------------------


                SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|     169,071 * |     158,780 |     163,274 |     171,151 |     167,949 |     174,103 |     179,244 |
|  2.   1984........|     126,744   |     120,841 |     122,546 |     135,443 |     146,077 |     154,034 |     155,608 |
|  3.   1985........|   X X X X     |     157,128 |     157,722 |     154,605 |     166,762 |     178,709 |     184,278 |
|  4.   1986........|   X X X X     |   X X X X   |     224,610 |     228,436 |     235,687 |     232,571 |     245,055 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     241,142 |     239,568 |     253,323 |     276,917 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     296,205 |     304,106 |     316,343 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     372,926 |     375,983 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     439,285 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|     179,356 |     171,972 |     170,345 |      (1,627)|      (9,011)|
|  2.   1984........|     156,343 |     155,679 |     156,849 |       1,170 |         505 |
|  3.   1985........|     189,387 |     184,815 |     185,898 |       1,083 |      (3,490)|
|  4.   1986........|     247,493 |     241,878 |     243,459 |       1,582 |      (4,033)|
|  5.   1987........|     288,105 |     288,244 |     288,320 |          76 |         215 |
|  6.   1988........|     325,084 |     331,808 |     334,235 |       2,427 |       9,152 |
|  7.   1989........|     388,444 |     385,064 |     386,834 |       1,770 |      (1,610)|
|  8.   1990........|     447,367 |     446,694 |     444,816 |      (1,878)|      (2,551)|
|  9.   1991........|     483,153 |     482,530 |     470,673 |     (11,857)|     (12,480)|
| 10.   1992........|   X X X X   |     470,910 |     469,693 |      (1,217)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     432,482 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |      (8,472)|     (23,304)|
                                                               ---------------------------


                          SCHEDULE P - PART 2D - WORKERS' COMPENSATION
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|     647,630 * |     661,194 |     679,565 |     668,112 |     694,377 |     700,759 |     713,220 |
|  2.   1984........|     367,350   |     366,640 |     365,722 |     361,226 |     380,519 |     396,829 |     399,129 |
|  3.   1985........|   X X X X     |     461,923 |     452,463 |     453,449 |     452,378 |     470,207 |     479,628 |
|  4.   1986........|   X X X X     |   X X X X   |     789,056 |     727,732 |     713,799 |     689,124 |     692,356 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     859,527 |     853,658 |     885,561 |     888,847 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   1,221,237 |   1,212,149 |   1,218,800 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   1,451,074 |   1,470,086 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   1,998,227 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|     694,317 |     721,722 |     742,532 |      20,809 |      48,215 |
|  2.   1984........|     405,101 |     407,143 |     409,954 |       2,811 |       4,853 |
|  3.   1985........|     520,045 |     524,580 |     529,714 |       5,134 |       9,669 |
|  4.   1986........|     698,344 |     700,274 |     705,442 |       5,169 |       7,098 |
|  5.   1987........|     893,691 |     902,324 |     906,708 |       4,384 |      13,017 |
|  6.   1988........|   1,232,705 |   1,245,533 |   1,254,047 |       8,514 |      21,342 |
|  7.   1989........|   1,517,662 |   1,566,917 |   1,604,004 |      37,087 |      86,342 |
|  8.   1990........|   1,925,745 |   1,938,821 |   1,931,057 |      (7,763)|       5,312 |
|  9.   1991........|   2,151,880 |   2,135,447 |   1,995,178 |    (140,269)|    (156,702)|
| 10.   1992........|   X X X X   |   1,833,601 |   1,781,345 |     (52,256)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |   1,467,343 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |    (116,380)|      39,146 |
                                                               ---------------------------



                       SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|     104,100 * |     106,276 |     120,893 |     149,016 |     161,048 |     167,105 |     170,001 |
|  2.   1984........|     150,082   |     137,053 |     133,640 |     156,885 |     160,878 |     167,993 |     170,339 |
|  3.   1985........|   X X X X     |     216,990 |     216,397 |     192,849 |     187,092 |     194,499 |     199,657 |
|  4.   1986........|   X X X X     |   X X X X   |     219,883 |     208,707 |     209,307 |     199,829 |     193,972 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     221,282 |     222,046 |     219,821 |     224,519 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     294,467 |     288,327 |     279,037 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     374,350 |     393,370 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     444,918 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.
 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|     174,399 |     179,774 |     182,221 |       2,446 |       7,821 |
|  2.   1984........|     172,338 |     175,278 |     176,714 |       1,436 |       4,377 |
|  3.   1985........|     205,399 |     209,493 |     210,825 |       1,332 |       5,426 |
|  4.   1986........|     200,028 |     194,250 |     199,808 |       5,558 |        (220)|
|  5.   1987........|     235,766 |     236,623 |     240,244 |       3,620 |       4,478 |
|  6.   1988........|     282,782 |     283,506 |     290,041 |       6,536 |       7,259 |
|  7.   1989........|     401,136 |     405,790 |     419,292 |      13,502 |      18,156 |
|  8.   1990........|     436,993 |     434,964 |     438,968 |       4,004 |       1,975 |
|  9.   1991........|     509,763 |     499,279 |     493,087 |      (6,192)|     (16,676)|
| 10.   1992........|   X X X X   |     554,354 |     557,557 |       3,203 |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     587,228 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |      35,446 |      32,597 |
                                                               ---------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)


           SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|                   |               |             |             |             |             |             |             |
|  1.   Prior ......|     174,646 * |     230,592 |     269,029 |     352,778 |     362,630 |     370,758 |     380,371 |
|  2.   1984........|      98,816   |     112,930 |     124,576 |     136,895 |     136,850 |     157,313 |     152,478 |
|  3.   1985........|   X X X X     |     150,292 |     175,982 |     173,767 |     170,361 |     144,771 |     139,589 |
|  4.   1986........|   X X X X     |   X X X X   |     252,314 |     244,077 |     227,358 |     172,093 |     144,877 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     122,981 |     119,534 |     101,239 |      71,845 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |      39,038 |      34,328 |      39,444 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      25,139 |      28,080 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      29,631 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                   |             |             |             |             |             |
|  1.   Prior ......|     387,502 |     381,268 |     383,476 |       2,208 |      (4,027)|
|  2.   1984........|     152,838 |     156,255 |     153,329 |      (2,926)|         492 |
|  3.   1985........|     132,251 |     135,856 |     128,030 |      (7,826)|      (4,221)|
|  4.   1986........|     142,308 |     135,622 |     132,622 |      (3,001)|      (9,687)|
|  5.   1987........|      84,375 |      78,673 |      63,916 |     (14,758)|     (20,460)|
|  6.   1988........|      78,634 |      72,303 |      47,990 |     (24,313)|     (30,645)|
|  7.   1989........|      59,479 |      62,420 |      24,956 |     (37,464)|     (34,523)|
|  8.   1990........|      77,249 |      70,976 |      43,222 |     (27,754)|     (34,027)|
|  9.   1991........|      52,157 |      76,693 |      27,418 |     (49,276)|     (24,740)|
| 10.   1992........|   X X X X   |      63,127 |      30,454 |     (32,673)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |      25,333 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |    (197,783)|    (161,837)|
                                                               ---------------------------

           SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|   X X X X     |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |      50,593 |      52,678 |      61,177 |      49,956 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     144,687 |     148,285 |     114,050 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     180,744 |     164,708 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     193,539 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|      38,949 |      41,742 |      49,484 |       7,742 |      10,535 |
|  6.   1988........|      61,967 |      64,865 |      80,607 |      15,742 |      18,640 |
|  7.   1989........|     118,407 |     106,482 |     133,005 |      26,523 |      14,598 |
|  8.   1990........|     133,317 |     129,210 |     144,469 |      15,259 |      11,152 |
|  9.   1991........|     169,686 |     146,459 |     168,608 |      22,149 |      (1,078)|
| 10.   1992........|   X X X X   |     164,942 |     174,887 |       9,944 |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     213,555 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |      97,359 |      53,848 |
                                                               ---------------------------

             SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                              (ALL PERILS), BOILER AND MACHINERY)

 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|       2,672 * |       3,204 |       3,408 |       2,878 |       4,289 |       5,576 |       6,223 |
|  2.   1984........|       5,327   |       7,221 |       7,835 |       7,244 |       7,234 |       7,078 |       6,902 |
|  3.   1985........|   X X X X     |       4,496 |       4,201 |       4,185 |       4,280 |       4,449 |       4,602 |
|  4.   1986........|   X X X X     |   X X X X   |      12,063 |      11,799 |      11,888 |      11,676 |      11,729 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |      10,699 |      10,370 |      10,055 |       9,391 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |      15,777 |      14,393 |      13,128 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      14,036 |      12,982 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,656 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|       7,114 |       8,068 |       8,894 |         826 |       1,780 |
|  2.   1984........|       6,910 |       7,138 |       7,147 |           9 |         237 |
|  3.   1985........|       4,572 |       4,487 |       4,473 |         (14)|         (99)|
|  4.   1986........|      11,755 |      11,750 |      11,720 |         (30)|         (36)|
|  5.   1987........|       8,714 |       8,723 |       8,574 |        (149)|        (140)|
|  6.   1988........|      12,322 |      11,275 |      11,301 |          27 |      (1,021)|
|  7.   1989........|      13,572 |      13,257 |      12,777 |        (480)|        (795)|
|  8.   1990........|      12,178 |      14,934 |      13,645 |      (1,289)|       1,467 |
|  9.   1991........|      16,204 |      12,980 |      11,980 |      (1,000)|      (4,224)|
| 10.   1992........|   X X X X   |      13,689 |      12,402 |      (1,286)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |      14,015 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |      (3,387)|      (2,831)|
                                                               ---------------------------

               SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|     619,780 * |     675,744 |     731,362 |     868,748 |     957,421 |   1,117,718 |   1,238,203 |
|  2.   1984........|     196,625   |     193,705 |     211,419 |     275,890 |     281,022 |     299,081 |     315,930 |
|  3.   1985........|   X X X X     |     348,677 |     357,939 |     371,041 |     369,162 |     398,304 |     423,482 |
|  4.   1986........|   X X X X     |   X X X X   |     642,964 |     636,283 |     593,438 |     537,277 |     487,564 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     353,169 |     381,253 |     326,561 |     311,899 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     337,084 |     314,769 |     313,979 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     284,621 |     282,908 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     373,664 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|   1,266,175 |   2,970,737 |   3,977,689 |   1,006,952 |   2,711,514 |
|  2.   1984........|     324,791 |     335,818 |     343,035 |       7,217 |      18,244 |
|  3.   1985........|     422,984 |     440,052 |     448,197 |       8,145 |      25,213 |
|  4.   1986........|     481,780 |     462,219 |     456,702 |      (5,517)|     (25,078)|
|  5.   1987........|     289,461 |     273,974 |     270,551 |      (3,424)|     (18,910)|
|  6.   1988........|     312,014 |     306,824 |     308,748 |       1,924 |      (3,266)|
|  7.   1989........|     295,594 |     310,778 |     326,268 |      15,490 |      30,673 |
|  8.   1990........|     371,622 |     368,156 |     366,426 |      (1,730)|      (5,196)|
|  9.   1991........|     374,769 |     363,708 |     344,634 |     (19,074)|     (30,135)|
| 10.   1992........|   X X X X   |     319,766 |     336,994 |      17,229 |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     351,363 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |   1,027,212 |   2,703,059 |
                                                               ---------------------------

             SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|   X X X X     |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     263,290 |     230,079 |     285,321 |     206,981 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     272,132 |     295,462 |     293,826 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     289,647 |     290,852 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     294,875 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------

  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|     183,174 |     169,247 |     163,692 |      (5,555)|     (19,482)|
|  6.   1988........|     213,212 |     202,544 |     188,571 |     (13,973)|     (24,641)|
|  7.   1989........|     244,274 |     230,027 |     236,327 |       6,300 |      (7,947)|
|  8.   1990........|     263,631 |     263,334 |     272,459 |       9,125 |       8,828 |
|  9.   1991........|     289,492 |     281,795 |     281,536 |        (259)|      (7,956)|
| 10.   1992........|   X X X X   |     303,057 |     262,242 |     (40,815)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     301,748 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                              |     (45,176)|     (51,198)|
                                                               ---------------------------
/TABLE

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)


          SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|                   |               |             |             |             |             |             |             |
|  1.   Prior ......|     174,646 * |     230,592 |     269,029 |     352,778 |     362,630 |     370,758 |     380,371 |
|  2.   1984........|      98,816   |     112,930 |     124,576 |     136,895 |     136,850 |     157,313 |     152,478 |
|  3.   1985........|   X X X X     |     150,292 |     175,982 |     173,767 |     170,361 |     144,771 |     139,589 |
|  4.   1986........|   X X X X     |   X X X X   |     252,314 |     244,077 |     227,358 |     172,093 |     144,877 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     122,981 |     119,534 |     101,239 |      71,845 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |      39,038 |      34,328 |      39,444 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      25,139 |      28,080 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      29,631 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                   |             |             |             |             |             |
|  1.   Prior ......|     387,502 |     381,268 |     383,476 |       2,208 |      (4,027)|
|  2.   1984........|     152,838 |     156,255 |     153,329 |      (2,926)|         492 |
|  3.   1985........|     132,251 |     135,856 |     128,030 |      (7,826)|      (4,221)|
|  4.   1986........|     142,308 |     135,622 |     132,622 |      (3,001)|      (9,687)|
|  5.   1987........|      84,375 |      78,673 |      63,916 |     (14,758)|     (20,460)|
|  6.   1988........|      78,634 |      72,303 |      47,990 |     (24,313)|     (30,645)|
|  7.   1989........|      59,479 |      62,420 |      24,956 |     (37,464)|     (34,523)|
|  8.   1990........|      77,249 |      70,976 |      43,222 |     (27,754)|     (34,027)|
|  9.   1991........|      52,157 |      76,693 |      27,418 |     (49,276)|     (24,740)|
| 10.   1992........|   X X X X   |      63,127 |      30,454 |     (32,673)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |      25,333 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |    (197,783)|    (161,837)|
                                                               ---------------------------



          SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|   X X X X     |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |      50,593 |      52,678 |      61,177 |      49,956 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     144,687 |     148,285 |     114,050 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     180,744 |     164,708 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     193,539 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|      38,949 |      41,742 |      49,484 |       7,742 |      10,535 |
|  6.   1988........|      61,967 |      64,865 |      80,607 |      15,742 |      18,640 |
|  7.   1989........|     118,407 |     106,482 |     133,005 |      26,523 |      14,598 |
|  8.   1990........|     133,317 |     129,210 |     144,469 |      15,259 |      11,152 |
|  9.   1991........|     169,686 |     146,459 |     168,608 |      22,149 |      (1,078)|
| 10.   1992........|   X X X X   |     164,942 |     174,887 |       9,944 |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     213,555 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |      97,359 |      53,848 |
                                                               ---------------------------



               SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                              (ALL PERILS), BOILER AND MACHINERY)

 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|       2,672 * |       3,204 |       3,408 |       2,878 |       4,289 |       5,576 |       6,223 |
|  2.   1984........|       5,327   |       7,221 |       7,835 |       7,244 |       7,234 |       7,078 |       6,902 |
|  3.   1985........|   X X X X     |       4,496 |       4,201 |       4,185 |       4,280 |       4,449 |       4,602 |
|  4.   1986........|   X X X X     |   X X X X   |      12,063 |      11,799 |      11,888 |      11,676 |      11,729 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |      10,699 |      10,370 |      10,055 |       9,391 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |      15,777 |      14,393 |      13,128 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      14,036 |      12,982 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,656 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|       7,114 |       8,068 |       8,894 |         826 |       1,780 |
|  2.   1984........|       6,910 |       7,138 |       7,147 |           9 |         237 |
|  3.   1985........|       4,572 |       4,487 |       4,473 |         (14)|         (99)|
|  4.   1986........|      11,755 |      11,750 |      11,720 |         (30)|         (36)|
|  5.   1987........|       8,714 |       8,723 |       8,574 |        (149)|        (140)|
|  6.   1988........|      12,322 |      11,275 |      11,301 |          27 |      (1,021)|
|  7.   1989........|      13,572 |      13,257 |      12,777 |        (480)|        (795)|
|  8.   1990........|      12,178 |      14,934 |      13,645 |      (1,289)|       1,467 |
|  9.   1991........|      16,204 |      12,980 |      11,980 |      (1,000)|      (4,224)|
| 10.   1992........|   X X X X   |      13,689 |      12,402 |      (1,286)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |      14,015 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |      (3,387)|      (2,831)|
                                                               ---------------------------



              SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|     619,780 * |     675,744 |     731,362 |     868,748 |     957,421 |   1,117,718 |   1,238,203 |
|  2.   1984........|     196,625   |     193,705 |     211,419 |     275,890 |     281,022 |     299,081 |     315,930 |
|  3.   1985........|   X X X X     |     348,677 |     357,939 |     371,041 |     369,162 |     398,304 |     423,482 |
|  4.   1986........|   X X X X     |   X X X X   |     642,964 |     636,283 |     593,438 |     537,277 |     487,564 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     353,169 |     381,253 |     326,561 |     311,899 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     337,084 |     314,769 |     313,979 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     284,621 |     282,908 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     373,664 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|   1,266,175 |   2,970,737 |   3,977,689 |   1,006,952 |   2,711,514 |
|  2.   1984........|     324,791 |     335,818 |     343,035 |       7,217 |      18,244 |
|  3.   1985........|     422,984 |     440,052 |     448,197 |       8,145 |      25,213 |
|  4.   1986........|     481,780 |     462,219 |     456,702 |      (5,517)|     (25,078)|
|  5.   1987........|     289,461 |     273,974 |     270,551 |      (3,424)|     (18,910)|
|  6.   1988........|     312,014 |     306,824 |     308,748 |       1,924 |      (3,266)|
|  7.   1989........|     295,594 |     310,778 |     326,268 |      15,490 |      30,673 |
|  8.   1990........|     371,622 |     368,156 |     366,426 |      (1,730)|      (5,196)|
|  9.   1991........|     374,769 |     363,708 |     344,634 |     (19,074)|     (30,135)|
| 10.   1992........|   X X X X   |     319,766 |     336,994 |      17,229 |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     351,363 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |   1,027,212 |   2,703,059 |
                                                               ---------------------------



               SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
 -----------------------------------------------------------------------------------------------------------------------
|         1         |                                  Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                   |---------------------------------------------------------------------------------------------------|
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                        |
|  1.   Prior ......|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|   X X X X     |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     263,290 |     230,079 |     285,321 |     206,981 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     272,132 |     295,462 |     293,826 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     289,647 |     290,852 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     294,875 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------

  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

 -----------------------------------------------------------------------------------------
|         1         omitted)                                  |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.   Prior ......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987........|     183,174 |     169,247 |     163,692 |      (5,555)|     (19,482)|
|  6.   1988........|     213,212 |     202,544 |     188,571 |     (13,973)|     (24,641)|
|  7.   1989........|     244,274 |     230,027 |     236,327 |       6,300 |      (7,947)|
|  8.   1990........|     263,631 |     263,334 |     272,459 |       9,125 |       8,828 |
|  9.   1991........|     289,492 |     281,795 |     281,536 |        (259)|      (7,956)|
| 10.   1992........|   X X X X   |     303,057 |     262,242 |     (40,815)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     301,748 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                              |     (45,176)|     (51,198)|
                                                               ---------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                    (Name)

    SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                             EARTHQUAKE, GLASS, BURGLARY AND THEFT)

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                 |--------------------------------------------------------------------------------------------------- |
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8       |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990      |
|    Incurred     |               |             |             |             |             |             |              |
|                 |               |             |             |             |             |             |              |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|------------- |
                                                                                                                       |
|                 |               |             |             |             |             |             |              |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
 ---------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|     118,550 * |      96,326 |      79,289 |     (17,037)|     (39,261)|
|  2.  1992.......|    X X X X    |      94,291 |      93,517 |        (774)|   X X X X   |
|  3.  1993.......|    X X X X    |   X X X X   |      76,909 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                   4. Totals  |     (17,811)|     (39,261)|
                                                               ---------------------------

                          SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                 |--------------------------------------------------------------------------------------------------- |
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8       |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990      |
|    Incurred     |               |             |             |             |             |             |              |
|                 |               |             |             |             |             |             |              |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|------------- |
                                                                                                                       |
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ---------------------------------------------------------------------------------------------------------------------

                   SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE - (CONTINUED)

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|     112,361 * |      67,462 |      39,896 |     (27,567)|     (72,466)|
|  2.  1992.......|    X X X X    |     221,476 |     205,715 |     (15,761)|   X X X X   |
|  3.  1993.......|    X X X X    |   X X X X   |     213,757 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                   4. Totals  |     (43,327)|     (72,466)|
                                                               ---------------------------

  SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ---------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|     100,725 * |     113,143 |      99,551 |     (13,592)|      (1,174)|
|  2.  1992.......|    X X X X    |      43,010 |      45,234 |       2,224 |   X X X X   |
|  3.  1993.......|    X X X X    |   X X X X   |      74,795 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                   4. Totals  |     (11,367)|      (1,174)|
                                                                ---------------------------

          SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ---------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|     506,472 * |     476,579 |     487,757 |      11,178 |     (18,716)|
|  2.  1992.......|    X X X X    |     293,403 |     266,594 |     (26,809)|   X X X X   |
|  3.  1993.......|    X X X X    |   X X X X   |     339,557 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                   4. Totals  |     (15,631)|     (18,716)|
                                                                ---------------------------

                              SCHEDULE P - PART 2M - INTERNATIONAL
 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|       6,447 * |       5,925 |       5,561 |       5,314 |       4,923 |       4,634 |       4,554 |
|  2.  1984.......|      (1,522)  |      (1,522)|      (1,522)|      (1,522)|      (1,522)|      (1,522)|      (1,522)|
|  3.  1985.......|    X X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.  1986.......|    X X X X    |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ---------------------------------------------------------------------------------------------------------------------


  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

                         SCHEDULE P - PART 2M - INTERNATIONAL - (CONTINUED)

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|       4,077   |       4,077 |       4,077 |           0 |           0 |
|  2.  1984.......|      (1,522)  |      (1,522)|      (1,522)|           0 |           0 |
|  3.  1985.......|           0   |           0 |           0 |           0 |           0 |
|  4.  1986.......|           0   |           0 |           0 |           0 |           0 |
|  5.  1987.......|           0   |           0 |           0 |           0 |           0 |
|  6.  1988.......|           0   |           0 |           0 |           0 |           0 |
|  7.  1989.......|           0   |           0 |           0 |           0 |           0 |
|  8.  1990.......|           0   |           0 |           0 |           0 |           0 |
|  9.  1991.......|           0   |           0 |           0 |           0 |           0 |
| 10.  1992.......|    X X X X    |           0 |           0 |           0 |   X X X X   |
| 11.  1993.......|    X X X X    |   X X X X   |           0 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |           0 |           0 |
                                                               ---------------------------

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

                             SCHEDULE P - PART 2N - REINSURANCE A

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 |
|                 |--------------------------------------------------------------------------------------------------- |
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8       |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990      |
|    Incurred     |               |             |             |             |             |             |              |
|                 |               |             |             |             |             |             |              |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|------------- |
                                                                                                                       |
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |       7,276 |       9,524 |       9,000  |
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      54,263 |      53,955  |
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      40,349  |
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
 ---------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|  1.  1988.......|       7,790   |       7,789 |       7,789 |           0 |          (1)|
|  2.  1989.......|      61,097   |      60,659 |      62,102 |       1,444 |       1,006 |
|  3.  1990.......|      51,076   |      44,339 |      44,640 |         301 |      (6,436)|
|  4.  1991.......|      14,527   |      35,744 |      38,261 |       2,517 |      23,734 |
|  5.  1992.......|    X X X X    |     109,945 |     127,314 |      17,369 |   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |      61,988 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                   7. Totals  |      21,631 |      18,303 |
                                                                ---------------------------

                              SCHEDULE P - PART 2O - REINSURANCE B
 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |             |
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |      77,448 |      70,694 |      68,842 |
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     127,264 |     126,567 |
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     123,160 |
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ---------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  1988.......|      68,497   |      67,897 |      65,856 |      (2,040)|      (2,641)|
|  2.  1989.......|     127,463   |     127,631 |      64,160 |     (63,471)|     (63,303)|
|  3.  1990.......|     104,462   |     104,953 |     134,430 |      29,477 |      29,968 |
|  4.  1991.......|     128,753   |     122,384 |     105,641 |     (16,743)|     (23,112)|
|  5.  1992.......|    X X X X    |     116,932 |      91,528 |     (25,404)|   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |     129,876 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                   7. Totals  |     (78,181)|     (59,088)|
                                                                ---------------------------

                              SCHEDULE P - PART 2P - REINSURANCE C

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |             |
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |      62,139 |      62,443 |      62,436 |
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      36,570 |      37,120 |
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      27,174 |
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ---------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  1988.......|      62,425   |      62,416 |      62,334 |         (82)|         (91)|
|  2.  1989.......|      37,608   |      38,646 |      38,785 |         138 |       1,177 |
|  3.  1990.......|      27,670   |      35,516 |      35,715 |         199 |       8,045 |
|  4.  1991.......|      15,730   |       2,978 |       3,291 |         313 |     (12,439)|
|  5.  1992.......|    X X X X    |           0 |         101 |         101 |   X X X X   |
|  6.  1993.......|    X X X X    |   X X X X   |         120 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                   7. Totals  |         669 |      (3,308)|
                                                                ---------------------------

                              SCHEDULE P - PART 2Q - REINSURANCE D
 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|     104,568   |     114,624 |     139,538 |     234,906 |     248,072 |     274,116 |     302,835 |
|  2.  1984.......|      41,064   |      44,919 |      43,869 |      88,369 |     103,284 |     106,592 |     105,347 |
|  3.  1985.......|    X X X X    |      90,501 |     123,307 |     125,726 |     143,396 |     148,112 |     146,763 |
|  4.  1986.......|    X X X X    |   X X X X   |     137,803 |     120,160 |     125,653 |     133,461 |     134,775 |
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |     169,683 |     164,244 |     164,324 |     171,622 |
 ---------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|     306,556   |     307,400 |     306,590 |        (810)|          34 |
|  2.  1984.......|     107,019   |     105,679 |     107,621 |       1,942 |         602 |
|  3.  1985.......|     144,326   |     143,726 |     139,592 |      (4,134)|      (4,733)|
|  4.  1986.......|     133,908   |     131,141 |     125,739 |      (5,402)|      (8,169)|
|  5.  1987.......|     170,773   |     170,816 |     168,878 |      (1,938)|      (1,895)|
 -------------------------------------------------------------|-------------|-------------|
                                                   6. Totals  |      (8,403)|      (4,098)|
                                                                ---------------------------

              SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|     120,850 * |     123,675 |     111,736 |     131,462 |     145,872 |     161,505 |     163,219 |
|  2.  1984.......|      49,227   |      50,032 |      44,911 |      52,245 |      50,714 |      57,434 |      93,159 |
|  3.  1985.......|    X X X X    |     104,073 |     102,395 |      96,957 |      95,665 |     105,613 |     101,089 |
|  4.  1986.......|    X X X X    |   X X X X   |     150,773 |     148,399 |     147,244 |     141,612 |     144,327 |
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |     116,646 |     118,015 |     121,667 |     115,974 |
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |      94,507 |      93,972 |      95,215 |
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      90,173 |      89,862 |
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      83,625 |
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ---------------------------------------------------------------------------------------------------------------------

SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE - (CONTINUED)

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|     249,895   |     263,158 |     258,741 |      (4,417)|       8,846 |
|  2.  1984.......|      70,851   |      63,786 |      66,131 |       2,345 |      (4,721)|
|  3.  1985.......|     115,272   |     118,291 |     111,532 |      (6,758)|      (3,739)|
|  4.  1986.......|     152,586   |     153,824 |     154,336 |         512 |       1,750 |
|  5.  1987.......|     102,951   |      99,229 |      98,505 |        (724)|      (4,446)|
|  6.  1988.......|      90,246   |      87,845 |      86,373 |      (1,472)|      (3,873)|
|  7.  1989.......|      89,851   |      87,671 |      82,154 |      (5,518)|      (7,697)|
|  8.  1990.......|      81,821   |      79,084 |      90,660 |      11,576 |       8,839 |
|  9.  1991.......|      78,491   |      78,524 |      82,999 |       4,475 |       4,509 |
| 10.  1992.......|   X X X X     |      53,034 |      56,435 |       3,401 |   X X X X   |
| 11.  1993.......|   X X X X     |   X X X X   |      55,890 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |       3,418 |        (533)|
                                                               ---------------------------


          SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

 ---------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000|
|                 |---------------------------------------------------------------------------------------------------|
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                      |
|                 |               |             |             |             |             |             |              |
|  1.  Prior .....|           0 * |           0 |           0 |           0 |           0 |           0 |           0  |
|  2.  1984.......|           0   |           0 |           0 |           0 |           0 |           0 |           0  |
|  3.  1985.......|    X X X X    |           0 |           0 |           0 |           0 |           0 |           0  |
|  4.  1986.......|    X X X X    |   X X X X   |           0 |           0 |           0 |           0 |           0  |
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |       1,515 |       1,514 |         136 |         137  |
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |         704 |         553 |         552  |
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         649 |         649  |
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         293  |
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
 ---------------------------------------------------------------------------------------------------------------------

  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

 -----------------------------------------------------------------------------------------
|        1         omitted)                                   |       Development**       |
|                 --------------------------------------------|---------------------------|
| Years in Which  |      9        |     10      |     11      |     12      |     13      |
|  Losses Were    |    1991       |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |               |             |             |             |             |
|                 |               |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|
                                                                                          |
|                 |               |             |             |             |             |
|  1.  Prior .....|           0   |           0 |           0 |           0 |           0 |
|  2.  1984.......|           0   |           0 |           0 |           0 |           0 |
|  3.  1985.......|           0   |           0 |           0 |           0 |           0 |
|  4.  1986.......|           0   |           0 |           0 |           0 |           0 |
|  5.  1987.......|         137   |          98 |          99 |           1 |         (38)|
|  6.  1988.......|         553   |         510 |         510 |          (1)|         (43)|
|  7.  1989.......|         649   |         531 |         531 |          (1)|        (118)|
|  8.  1990.......|         300   |         124 |         124 |           0 |        (176)|
|  9.  1991.......|         168   |          18 |          18 |           0 |        (150)|
| 10.  1992.......|   X X X X     |           3 |           3 |           1 |   X X X X   |
| 11.  1993.......|   X X X X     |   X X X X   |           4 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |           1 |        (525)|
                                                               ---------------------------
/TABLE

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)


                          SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                    Cumulative Paid Losses and Allocated Expenses at Year End (00 |
|                    |------------------------------------------------------------------------------------------------- |
|   Years in Which   |             |             |             |             |             |             |              |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8       |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990      |
|                    |             |             |             |             |             |             |              |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|------------- |
                                                                                                                        |
|  Prior.............|     000     |       4,476 |       5,719 |       7,724 |       9,336 |      10,381 |      11,208  |
|  2.   1984.........|      30,403 |      41,793 |      43,380 |      44,743 |      45,930 |      46,317 |      46,708  |
|  3.   1985.........|   X X X X   |      38,850 |      54,569 |      57,593 |      59,318 |      60,356 |      61,456  |
|  4.   1986.........|   X X X X   |   X X X X   |      35,945 |      50,355 |      52,895 |      54,023 |      55,416  |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      38,122 |      58,523 |      61,501 |      64,193  |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      49,210 |      79,587 |      83,370  |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      71,302 |     120,691  |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      92,035  |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
 ----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|         1          0 omitted)                                |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|                    |             |             |             |             |             |
|  1.   Prior .......|      11,473 |      12,015 |      12,259 |     153,426 |      39,407 |
|  2.   1984.........|      46,806 |      47,054 |      47,176 |      27,849 |       7,904 |
|  3.   1985.........|      62,351 |      63,416 |      62,735 |      35,370 |       9,344 |
|  4.   1986.........|      56,125 |      56,730 |      56,875 |      29,474 |       8,997 |
|  5.   1987.........|      65,451 |      67,081 |      70,167 |      34,436 |      10,744 |
|  6.   1988.........|      85,844 |      88,104 |      89,176 |      37,255 |      12,226 |
|  7.   1989.........|     124,932 |     128,887 |     129,480 |      50,260 |      17,292 |
|  8.   1990.........|     138,853 |     143,714 |     149,898 |      53,962 |      18,391 |
|  9.   1991.........|      97,832 |     134,371 |     142,751 |      59,896 |      19,922 |
| 10.   1992.........|   X X X X   |     129,003 |     168,493 |      61,100 |      18,960 |
| 11.   1993.........|   X X X X   |   X X X X   |     101,293 |      43,322 |      15,328 |
 ------------------------------------------------------------------------------------------

               SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                    Cumulative Paid Losses and Allocated Expenses at Year End (00|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |      36,592 |      61,903 |      79,689 |      89,374 |      96,919 |      99,614 |
|  2.   1984.........|      30,475 |      64,231 |      83,859 |     102,790 |     111,985 |     117,814 |     120,917 |
|  3.   1985.........|   X X X X   |      30,986 |      71,312 |      99,847 |     118,525 |     129,168 |     135,247 |
|  4.   1986.........|   X X X X   |   X X X X   |      38,033 |      74,470 |     104,091 |     124,955 |     138,387 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      38,663 |      93,343 |     126,301 |     151,680 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      48,594 |     110,584 |     148,320 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      57,250 |     134,406 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      71,789 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------
|         1          0 omitted)                                |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     101,871 |     103,881 |     105,826 |     200,202 |      86,028 |
|  2.   1984.........|     123,492 |     125,411 |     126,591 |      43,979 |      17,411 |
|  3.   1985.........|     139,937 |     142,048 |     143,623 |      44,012 |      18,414 |
|  4.   1986.........|     146,954 |     153,406 |     158,299 |      45,620 |      20,616 |
|  5.   1987.........|     170,872 |     178,800 |     186,002 |      51,381 |      24,851 |
|  6.   1988.........|     179,846 |     199,535 |     209,426 |      56,481 |      26,869 |
|  7.   1989.........|     184,596 |     221,341 |     245,940 |      63,157 |      28,625 |
|  8.   1990.........|     161,442 |     217,595 |     261,424 |      66,824 |      28,258 |
|  9.   1991.........|      73,978 |     164,746 |     231,995 |      63,416 |      28,048 |
| 10.   1992.........|   X X X X   |      77,634 |     179,661 |      58,249 |      26,173 |
| 11.   1993.........|   X X X X   |   X X X X   |      77,278 |      35,607 |      20,162 |
 ------------------------------------------------------------------------------------------
/TABLE

               SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                    Cumulative Paid Losses and Allocated Expenses at Year End (00|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |      51,811 |      82,944 |     105,576 |     122,508 |     137,905 |     142,828 |
|  2.   1984.........|      21,787 |      48,670 |      69,899 |      93,766 |     113,479 |     125,337 |     134,111 |
|  3.   1985.........|   X X X X   |      25,494 |      57,863 |      86,635 |     114,824 |     136,757 |     147,710 |
|  4.   1986.........|   X X X X   |   X X X X   |      28,865 |      67,871 |     108,474 |     138,398 |     163,230 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      35,077 |      86,537 |     137,055 |     179,958 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      41,639 |     104,428 |     152,393 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      51,661 |     123,580 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      57,761 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------
|         1          0 omitted)                                |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|                    |             |             |             |             |             |
|  1.   Prior .......|     144,893 |     148,112 |     149,212 |     153,017 |      86,516 |
|  2.   1984.........|     136,563 |     138,557 |     140,705 |      40,357 |      21,417 |
|  3.   1985.........|     157,751 |     163,097 |     165,423 |      45,663 |      29,961 |
|  4.   1986.........|     177,484 |     189,218 |     197,410 |      54,266 |      40,210 |
|  5.   1987.........|     206,231 |     229,240 |     240,135 |      61,250 |      44,787 |
|  6.   1988.........|     205,255 |     236,984 |     261,747 |      63,153 |      43,257 |
|  7.   1989.........|     197,448 |     252,179 |     299,738 |      63,583 |      40,317 |
|  8.   1990.........|     139,716 |     219,887 |     298,318 |      60,333 |      34,934 |
|  9.   1991.........|      55,749 |     134,908 |     222,786 |      54,518 |      30,014 |
| 10.   1992.........|   X X X X   |      53,990 |     127,122 |      44,235 |      22,328 |
| 11.   1993.........|   X X X X   |   X X X X   |      57,166 |      30,593 |      15,505 |
 ------------------------------------------------------------------------------------------
/TABLE

                          SCHEDULE P - PART 3D - WORKERS' COMPENSATION

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                    Cumulative Paid Losses and Allocated Expenses at Year End (00|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |     113,240 |     187,474 |     242,062 |     287,193 |     331,860 |     358,482 |
|  2.   1984.........|      79,376 |     184,026 |     240,051 |     275,996 |     308,324 |     322,109 |     334,880 |
|  3.   1985.........|   X X X X   |      95,510 |     223,323 |     270,977 |     326,674 |     357,985 |     382,358 |
|  4.   1986.........|   X X X X   |   X X X X   |     125,153 |     295,782 |     406,227 |     474,499 |     525,496 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |     166,427 |     425,814 |     563,615 |     664,174 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |     184,350 |     515,900 |     728,120 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     237,431 |     681,258 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     282,541 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------
|         1          0 omitted)                                |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     392,298 |     419,273 |     448,810 |     721,619 |     187,925 |
|  2.   1984.........|     346,625 |     353,569 |     361,895 |     167,504 |      37,323 |
|  3.   1985.........|     439,472 |     456,711 |     466,711 |     190,773 |      47,532 |
|  4.   1986.........|     568,625 |     593,079 |     613,628 |     223,564 |      63,125 |
|  5.   1987.........|     695,431 |     743,294 |     774,176 |     237,027 |      70,124 |
|  6.   1988.........|     883,556 |     979,513 |   1,034,925 |     257,167 |      78,612 |
|  7.   1989.........|     987,095 |   1,172,124 |   1,284,156 |     254,805 |      68,237 |
|  8.   1990.........|     849,350 |   1,202,027 |   1,422,272 |     259,181 |      73,642 |
|  9.   1991.........|     306,367 |     750,209 |   1,030,896 |     247,545 |      62,069 |
| 10.   1992.........|   X X X X   |     214,419 |     603,867 |     206,414 |      48,714 |
| 11.   1993.........|   X X X X   |   X X X X   |     172,708 |     142,157 |      38,388 |
 ------------------------------------------------------------------------------------------

                       SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                    Cumulative Paid Losses and Allocated Expenses at Year End (00|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |      37,249 |      68,531 |     102,624 |     122,507 |     135,099 |     143,184 |
|  2.   1984.........|      46,646 |      84,811 |     103,479 |     116,711 |     130,485 |     143,016 |     149,298 |
|  3.   1985.........|   X X X X   |      65,936 |     113,791 |     127,453 |     148,032 |     164,470 |     175,050 |
|  4.   1986.........|   X X X X   |   X X X X   |      50,003 |      92,785 |     114,133 |     134,888 |     152,121 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      56,710 |     110,117 |     134,803 |     155,903 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      77,257 |     144,592 |     170,123 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     105,545 |     223,811 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     117,597 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.


 ------------------------------------------------------------------------------------------
|         1          0 omitted)                                |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     150,236 |     158,278 |     163,598 |     152,066 |      55,652 |
|  2.   1984.........|     157,531 |     162,117 |     164,429 |      37,538 |      16,534 |
|  3.   1985.........|     186,778 |     198,246 |     201,297 |      38,033 |      18,473 |
|  4.   1986.........|     167,334 |     175,696 |     184,490 |      31,285 |      20,720 |
|  5.   1987.........|     178,898 |     200,640 |     212,529 |      33,692 |      19,368 |
|  6.   1988.........|     187,635 |     219,599 |     242,073 |      39,467 |      23,363 |
|  7.   1989.........|     263,275 |     300,297 |     344,097 |      51,479 |      31,005 |
|  8.   1990.........|     208,883 |     259,705 |     312,246 |      56,028 |      33,145 |
|  9.   1991.........|     149,903 |     238,435 |     301,173 |      54,666 |      33,599 |
| 10.   1992.........|   X X X X   |     183,122 |     292,320 |      48,193 |      29,778 |
| 11.   1993.........|   X X X X   |   X X X X   |     144,538 |      33,981 |      21,886 |
 ------------------------------------------------------------------------------------------
/TABLE

Form 2
ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                    (Name)

           SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

 ----------------------------------------------------------------------------------------------------------------------
|          1         |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000 |
|                    |------------------------------------------------------------------------------------------------- |
|    Years in Which  |             |             |             |             |             |             |              |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8       |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990      |
|                    |             |             |             |             |             |             |              |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|------------- |
                                                                                                                        |
|  1.   Prior .......|     000     |      48,182 |      91,600 |     147,944 |     195,642 |     232,042 |     261,260  |
|  2.   1984.........|      (1,056)|       1,451 |       8,150 |      25,567 |      51,083 |      69,588 |      89,378  |
|  3.   1985.........|   X X X X   |         189 |       3,678 |      12,259 |      30,484 |      50,073 |      65,357  |
|  4.   1986.........|   X X X X   |   X X X X   |         296 |       3,698 |      14,042 |      32,768 |      49,317  |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |         232 |       3,364 |       7,364 |      16,494  |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |         130 |         830 |      (1,722) |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |          (3)|      (1,912) |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |        (292) |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X    |
 ----------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------
|          1          omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     276,587 |     293,357 |     307,308 |       4,863 |       9,288 |
|  2.   1984.........|     101,306 |     110,199 |     116,176 |       2,616 |       4,427 |
|  3.   1985.........|      76,675 |      86,952 |      95,017 |       2,107 |       4,546 |
|  4.   1986.........|      67,987 |      76,694 |      92,762 |       1,559 |       3,963 |
|  5.   1987.........|      24,992 |      29,397 |      32,744 |         844 |       2,323 |
|  6.   1988.........|          42 |       4,088 |       7,050 |         295 |       1,196 |
|  7.   1989.........|      (1,234)|      (1,407)|       2,565 |         288 |       1,203 |
|  8.   1990.........|         566 |        (998)|       7,665 |         364 |       1,275 |
|  9.   1991.........|        (145)|      (1,132)|       1,452 |          80 |         833 |
| 10.   1992.........|   X X X X   |         157 |         851 |          39 |         545 |
| 11.   1993.........|   X X X X   |   X X X X   |          40 |          11 |         168 |
 ------------------------------------------------------------------------------------------
/TABLE

           SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

 ----------------------------------------------------------------------------------------------------------------------
|          1         |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |         141 |       4,361 |      13,814 |      22,206 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |         652 |       7,662 |      26,536 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,674 |      19,158 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,909 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|          1          omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|      27,542 |      33,950 |      39,841 |         305 |         902 |
|  6.   1988.........|      15,303 |      33,432 |      46,278 |         763 |       2,227 |
|  7.   1989.........|      55,452 |      58,889 |      71,881 |       1,014 |       3,064 |
|  8.   1990.........|      22,915 |      64,105 |      70,021 |       1,013 |       3,288 |
|  9.   1991.........|       2,410 |      29,967 |      60,231 |         884 |       3,439 |
| 10.   1992.........|   X X X X   |       3,537 |      35,448 |         790 |       3,917 |
| 11.   1993.........|   X X X X   |   X X X X   |       5,758 |         344 |       2,332 |
 ------------------------------------------------------------------------------------------


              SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                              (ALL PERILS), BOILER AND MACHINERY)

 ----------------------------------------------------------------------------------------------------------------------
|          1         |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |       1,260 |         967 |       1,797 |       3,261 |       4,756 |       5,615 |
|  2.   1984.........|       2,063 |       4,915 |       5,913 |       6,400 |       6,555 |       6,609 |       6,702 |
|  3.   1985.........|   X X X X   |       2,669 |       3,368 |       2,427 |       3,121 |       3,588 |       4,062 |
|  4.   1986.........|   X X X X   |   X X X X   |       5,566 |       8,425 |       9,337 |      10,581 |      11,133 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |       2,135 |       4,297 |       5,990 |       7,947 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       3,442 |       7,276 |       9,305 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       4,371 |       7,529 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       4,315 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------
|          1          omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|       6,634 |       7,835 |       8,463 |   X X X X   |   X X X X   |
|  2.   1984.........|       6,796 |       7,070 |       7,129 |   X X X X   |   X X X X   |
|  3.   1985.........|       4,356 |       4,345 |       4,364 |   X X X X   |   X X X X   |
|  4.   1986.........|      11,392 |      11,671 |      11,633 |   X X X X   |   X X X X   |
|  5.   1987.........|       8,124 |       8,356 |       8,369 |   X X X X   |   X X X X   |
|  6.   1988.........|       8,856 |       9,107 |       9,364 |   X X X X   |   X X X X   |
|  7.   1989.........|       9,792 |      10,637 |      11,368 |   X X X X   |   X X X X   |
|  8.   1990.........|       8,458 |      10,228 |      11,465 |   X X X X   |   X X X X   |
|  9.   1991.........|       5,161 |       8,900 |      10,278 |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |       3,408 |       7,752 |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |       3,578 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------
/TABLE

             SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

 ----------------------------------------------------------------------------------------------------------------------
|          1         |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |     159,015 |     316,524 |     445,205 |     543,467 |     664,343 |     792,966 |
|  2.   1984.........|       4,516 |      29,395 |      60,979 |     101,264 |     152,117 |     182,446 |     216,130 |
|  3.   1985.........|   X X X X   |       6,584 |      31,822 |      76,786 |     137,156 |     172,455 |     251,689 |
|  4.   1986.........|   X X X X   |   X X X X   |       9,737 |      44,232 |     112,549 |     179,865 |     234,993 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |       8,977 |      32,146 |      67,525 |      98,873 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      14,952 |      41,835 |      75,968 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       2,484 |      38,769 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      14,073 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------


             SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
 ------------------------------------------------------------------------------------------
|          1          omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     903,163 |   1,077,273 |   1,356,236 |      82,218 |     256,415 |
|  2.   1984.........|     241,931 |     263,519 |     277,966 |      15,198 |      19,823 |
|  3.   1985.........|     279,472 |     338,157 |     362,044 |      14,813 |      19,757 |
|  4.   1986.........|     297,911 |     308,938 |     335,860 |      18,728 |      23,767 |
|  5.   1987.........|     128,037 |     159,283 |     179,049 |      20,466 |      19,888 |
|  6.   1988.........|     104,161 |     146,917 |     181,696 |      20,087 |      21,052 |
|  7.   1989.........|      83,475 |     127,503 |     172,789 |      19,764 |      22,262 |
|  8.   1990.........|      42,770 |      95,172 |     152,605 |      22,913 |      24,704 |
|  9.   1991.........|      15,796 |      45,774 |      93,765 |      18,918 |      21,806 |
| 10.   1992.........|   X X X X   |      11,346 |      33,757 |      12,291 |      16,013 |
| 11.   1993.........|   X X X X   |   X X X X   |      14,561 |       8,085 |      11,275 |
 ------------------------------------------------------------------------------------------
/TABLE

              SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

 ----------------------------------------------------------------------------------------------------------------------
|          1         |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |       2,523 |      19,930 |      44,977 |      73,564 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       3,497 |      22,762 |      59,139 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      16,108 |      27,492 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       3,721 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.


 ------------------------------------------------------------------------------------------
|          1          omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|      99,594 |     115,106 |     124,240 |         964 |       3,887 |
|  6.   1988.........|      91,611 |     116,850 |     134,867 |       1,021 |       3,787 |
|  7.   1989.........|      71,569 |     113,938 |     141,500 |         988 |       3,600 |
|  8.   1990.........|      39,912 |      81,786 |     123,306 |       1,026 |       3,957 |
|  9.   1991.........|       4,268 |      34,254 |     101,348 |         844 |       3,990 |
| 10.   1992.........|   X X X X   |       4,176 |      32,282 |         486 |       3,644 |
| 11.   1993.........|   X X X X   |   X X X X   |       4,689 |         135 |       1,814 |
 ------------------------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                 (Name)


   SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                          EARTHQUAKE, GLASS, BURGLARY AND THEFT)

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------
|         1           omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |Claims Closed|
|    Losses Were     |      9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |    1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     000     |      38,034 |      48,386 |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |      28,637 |      68,308 |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |      20,484 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------

                          SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE
 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------
|         1           omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |Claims Closed|
|    Losses Were     |      9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |    1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     000     |      22,112 |      26,720 |   1,532,528 |     288,905 |
|  2.   1992.........|   X X X X   |     155,188 |     183,395 |     152,179 |      33,259 |
|  3.   1993.........|   X X X X   |   X X X X   |     158,420 |     121,487 |      27,271 |
 ------------------------------------------------------------------------------------------

 SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------
|         1           omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |Claims Closed|
|    Losses Were     |      9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |    1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     000     |      20,978 |      19,995 |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |      11,913 |      21,477 |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |      44,038 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------
/TABLE

          SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
                                                                                                                       |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------




 ------------------------------------------------------------------------------------------
|         1           omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |Claims Closed|
|    Losses Were     |      9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |    1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
                                                                                           |
|  1.   Prior .......|     000     |     132,186 |     202,884 |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |      80,154 |     163,245 |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |     100,135 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 3M - INTERNATIONAL

 ----------------------------------------------------------------------------------------------------------------------
|         1          |                                   Cumulative Paid Losses and Allocated Expenses at Year End (000|
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |       1,639 |       1,629 |       1,293 |       1,038 |       2,197 |       2,619 |
|  2.   1984.........|      (1,522)|      (1,522)|      (1,522)|      (1,522)|      (1,522)|      (1,522)|      (1,522)|
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.



 ------------------------------------------------------------------------------------------
|         1           omitted)                                 |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |Claims Closed|
|    Losses Were     |      9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |    1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|       4,077 |       4,077 |       4,077 |   X X X X   |   X X X X   |
|  2.   1984.........|      (1,522)|      (1,522)|      (1,522)|   X X X X   |   X X X X   |
|  3.   1985.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  4.   1986.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  5.   1987.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  6.   1988.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  7.   1989.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  8.   1990.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  9.   1991.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |           0 |           0 |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |           0 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------
/TABLE

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                (Name)


                              SCHEDULE P - PART 3N - REINSURANCE A

 ----------------------------------------------------------------------------------------------------------------------
|        1           |                                  Cumulative Paid Losses and Allocated Expenses at Year End (000 |
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,351 |       4,676 |       6,088 |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       9,939 |      49,095 |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      12,324 |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------
|        1           Omitted)                                  |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   1988.........|     (12,114)|      (9,735)|      (8,391)|   X X X X   |   X X X X   |
|  2.   1989.........|      55,813 |      45,587 |      49,241 |   X X X X   |   X X X X   |
|  3.   1990.........|      36,445 |      40,990 |      25,640 |   X X X X   |   X X X X   |
|  4.   1991.........|       5,353 |      27,310 |      32,971 |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |      45,295 |     112,078 |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |       5,307 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------
/TABLE

                              SCHEDULE P - PART 3O - REINSURANCE B

 ----------------------------------------------------------------------------------------------------------------------
|        1           |                                  Cumulative Paid Losses and Allocated Expenses at Year End (000 |
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |         367 |       5,194 |      13,574 |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         589 |       6,342 |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         986 |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|        1           Omitted)                                  |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   1988.........|      (7,642)|         341 |       5,549 |   X X X X   |   X X X X   |
|  2.   1989.........|      17,806 |       6,118 |      14,566 |   X X X X   |   X X X X   |
|  3.   1990.........|       7,608 |      23,114 |       8,671 |   X X X X   |   X X X X   |
|  4.   1991.........|       1,061 |      15,093 |      29,924 |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |         864 |       5,262 |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |       1,477 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------
/TABLE

                              SCHEDULE P - PART 3P - REINSURANCE C

 ----------------------------------------------------------------------------------------------------------------------
|        1           |                                  Cumulative Paid Losses and Allocated Expenses at Year End (000 |
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      28,164 |      60,996 |      61,230 |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,846 |      29,081 |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         619 |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|        1           Omitted)                                  |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   1988.........|      61,766 |      61,771 |      61,738 |   X X X X   |   X X X X   |
|  2.   1989.........|      37,001 |      38,227 |      38,538 |   X X X X   |   X X X X   |
|  3.   1990.........|       9,392 |      34,727 |      34,801 |   X X X X   |   X X X X   |
|  4.   1991.........|         465 |       1,495 |       1,884 |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |           0 |         101 |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |         120 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------
/TABLE

                              SCHEDULE P - PART 3Q - REINSURANCE D

 ----------------------------------------------------------------------------------------------------------------------
|        1           |                                  Cumulative Paid Losses and Allocated Expenses at Year End (000 |
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |         872 |      12,029 |      42,384 |      65,574 |     105,219 |     131,871 |
|  2.   1984.........|       3,840 |      21,366 |      (7,013)|     (26,464)|     (10,281)|       1,114 |      20,867 |
|  3.   1985.........|   X X X X   |       6,384 |      72,889 |      94,508 |       3,261 |      24,638 |      36,042 |
|  4.   1986.........|   X X X X   |   X X X X   |      16,090 |      64,669 |      74,825 |     (11,950)|      (1,347)|
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      27,929 |      93,493 |     103,039 |       3,271 |
 ----------------------------------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 3Q - REINSURANCE D


 ------------------------------------------------------------------------------------------
|        1           Omitted)                                  |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     156,437 |     194,353 |     203,712 |   X X X X   |   X X X X   |
|  2.   1984.........|      31,190 |      52,933 |      66,336 |   X X X X   |   X X X X   |
|  3.   1985.........|      44,862 |      57,479 |      57,401 |   X X X X   |   X X X X   |
|  4.   1986.........|       6,318 |      17,557 |      24,264 |   X X X X   |   X X X X   |
|  5.   1987.........|      21,961 |      35,356 |      48,660 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------
/TABLE

            SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

 ----------------------------------------------------------------------------------------------------------------------
|        1           |                                  Cumulative Paid Losses and Allocated Expenses at Year End (000 |
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |      20,908 |      49,282 |      75,500 |      93,769 |     116,914 |     121,027 |
|  2.   1984.........|       1,052 |       2,360 |       5,823 |      13,190 |      20,276 |      28,825 |      32,532 |
|  3.   1985.........|   X X X X   |         799 |       3,541 |       7,992 |      19,976 |      28,760 |      39,173 |
|  4.   1986.........|   X X X X   |   X X X X   |         922 |       4,467 |      10,761 |      21,762 |      55,363 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |         962 |       5,907 |      12,738 |      18,758 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,150 |       4,301 |       9,483 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,060 |       3,128 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         899 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|        1           Omitted)                                  |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|     213,551 |     229,482 |     227,894 |      10,974 |      26,956 |
|  2.   1984.........|      46,760 |      42,840 |      44,037 |       3,231 |       6,569 |
|  3.   1985.........|      66,699 |      82,460 |      82,260 |       3,463 |       8,339 |
|  4.   1986.........|      91,480 |     103,493 |     111,539 |       2,769 |       6,680 |
|  5.   1987.........|      28,521 |      37,945 |      48,777 |       2,738 |       6,049 |
|  6.   1988.........|      17,114 |      27,563 |      41,627 |       2,918 |       5,599 |
|  7.   1989.........|      12,679 |      21,292 |      30,363 |       2,131 |       4,483 |
|  8.   1990.........|       5,417 |       7,978 |      26,539 |       1,856 |       4,655 |
|  9.   1991.........|       1,216 |       6,355 |      17,360 |       1,892 |       3,665 |
| 10.   1992.........|   X X X X   |       1,453 |       5,569 |       1,524 |       3,206 |
| 11.   1993.........|   X X X X   |   X X X X   |       3,060 |         889 |       2,915 |
 ------------------------------------------------------------------------------------------
/TABLE

          SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

 ----------------------------------------------------------------------------------------------------------------------
|        1           |                                  Cumulative Paid Losses and Allocated Expenses at Year End (000 |
|                    |-------------------------------------------------------------------------------------------------|
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |           1 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |           1 |           3 |           3 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           7 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.




- ------------------------------------------------------------------------------------------
|        1           Omitted)                                  |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
                                                                                           |
|  1.   Prior .......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|           1 |           1 |           1 |           1 |         144 |
|  6.   1988.........|           3 |           3 |           3 |           1 |           2 |
|  7.   1989.........|           0 |           0 |           0 |           0 |           3 |
|  8.   1990.........|           7 |           7 |           7 |           0 |           0 |
|  9.   1991.........|          15 |          15 |          15 |           1 |           1 |
| 10.   1992.........|   X X X X   |           0 |           0 |           0 |           1 |
| 11.   1993.........|   X X X X   |   X X X X   |           0 |           0 |           0 |
 ------------------------------------------------------------------------------------------
/TABLE

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                 (Name)


                         SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
                                                                                                                              |
|  1.     Prior ..............|         1,575 |         1,964 |           977 |           357 |           284 |           988 |
|  2.     1984................|         8,659 |           958 |           139 |           216 |            64 |         1,332 |
|  3.     1985................|    X X X X    |         9,931 |         3,129 |           801 |           561 |         1,488 |
|  4.     1986................|    X X X X    |    X X X X    |        18,344 |         4,820 |         3,140 |         3,285 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        11,603 |         3,666 |         3,247 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        26,713 |         4,633 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |        27,311 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------




 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
                                                                                              |
|  1.     Prior ..............|           457 |           306 |            79 |             0 |
|  2.     1984................|           420 |           287 |            65 |            98 |
|  3.     1985................|           499 |            73 |           275 |           293 |
|  4.     1986................|         1,347 |           179 |           344 |           300 |
|  5.     1987................|         1,403 |           628 |           824 |           511 |
|  6.     1988................|         3,192 |         1,629 |         1,300 |         1,484 |
|  7.     1989................|         4,425 |         2,983 |           754 |         1,701 |
|  8.     1990................|        25,184 |         5,985 |         2,880 |         2,375 |
|  9.     1991................|    X X X X    |        34,653 |         9,981 |         8,205 |
| 10.     1992................|    X X X X    |    X X X X    |        62,510 |        20,346 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |        50,046 |
 ---------------------------------------------------------------------------------------------
/TABLE

               SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
                                                                                                                              |
|  1.     Prior ..............|        48,911 |        22,384 |         9,266 |         6,277 |         4,528 |         6,006 |
|  2.     1984................|        61,329 |        24,914 |        13,480 |         1,379 |         1,925 |         6,934 |
|  3.     1985................|    X X X X    |        56,635 |        18,192 |         4,845 |         3,823 |        10,805 |
|  4.     1986................|    X X X X    |    X X X X    |        65,156 |        22,367 |        11,497 |        12,746 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        79,343 |        21,932 |        16,527 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       119,671 |        59,979 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       144,253 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
                                                                                              |
|  1.     Prior ..............|         5,721 |         7,052 |         6,581 |         6,084 |
|  2.     1984................|         3,452 |         2,725 |         2,442 |         2,548 |
|  3.     1985................|         5,638 |         5,117 |         3,807 |         3,380 |
|  4.     1986................|         9,029 |         5,956 |         4,763 |         3,645 |
|  5.     1987................|        17,396 |        12,437 |        10,498 |         6,253 |
|  6.     1988................|        35,928 |        24,224 |        16,266 |         9,105 |
|  7.     1989................|        58,913 |        49,513 |        30,402 |        20,183 |
|  8.     1990................|       156,719 |        98,339 |        64,747 |        39,067 |
|  9.     1991................|    X X X X    |       198,799 |       115,598 |        67,646 |
| 10.     1992................|    X X X X    |    X X X X    |       225,555 |       125,881 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |       215,507 |
 ---------------------------------------------------------------------------------------------
/TABLE

                SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
                                                                                                                              |
|  1.     Prior ..............|        90,278 |        54,214 |        39,533 |        35,997 |        21,844 |        19,625 |
|  2.     1984................|        79,106 |        35,047 |        10,431 |         7,343 |         6,056 |         8,271 |
|  3.     1985................|    X X X X    |        98,069 |        54,689 |        21,291 |        17,667 |        16,179 |
|  4.     1986................|    X X X X    |    X X X X    |       160,017 |       102,501 |        70,056 |        45,676 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       161,138 |        84,923 |        46,877 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       199,029 |       112,791 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       253,493 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
                                                                                              |
|  1.     Prior ..............|        22,175 |        20,439 |        10,889 |         8,316 |
|  2.     1984................|         6,454 |         5,045 |         4,837 |         4,536 |
|  3.     1985................|        17,404 |        14,503 |         7,711 |         7,667 |
|  4.     1986................|        40,076 |        32,281 |        21,937 |        18,930 |
|  5.     1987................|        37,879 |        29,982 |        17,965 |        13,099 |
|  6.     1988................|        71,375 |        41,740 |        24,720 |        18,645 |
|  7.     1989................|       153,915 |        94,921 |        57,768 |        30,610 |
|  8.     1990................|       299,904 |       194,173 |       118,082 |        72,140 |
|  9.     1991................|    X X X X    |       346,530 |       229,729 |       159,668 |
| 10.     1992................|    X X X X    |    X X X X    |       342,458 |       231,321 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |       297,909 |
 ---------------------------------------------------------------------------------------------
/TABLE

                          SCHEDULE P - PART 4D - WORKERS' COMPENSATION

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
                                                                                                                              |
|  1.     Prior ..............|       187,532 |       146,352 |       143,791 |        91,054 |       102,406 |        72,946 |
|  2.     1984................|       167,679 |        60,950 |        31,662 |         3,477 |         3,080 |        10,937 |
|  3.     1985................|    X X X X    |       219,540 |        93,591 |        50,185 |        19,118 |        12,178 |
|  4.     1986................|    X X X X    |    X X X X    |       477,026 |       245,433 |       146,978 |        76,427 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       482,389 |       185,683 |        99,711 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       744,642 |       396,217 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       876,687 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------




 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
                                                                                              |
|  1.     Prior ..............|        77,915 |        44,630 |        86,001 |        94,837 |
|  2.     1984................|         9,569 |        10,157 |        13,698 |        15,394 |
|  3.     1985................|        14,427 |        10,400 |        11,086 |        11,192 |
|  4.     1986................|        42,884 |        20,619 |        16,703 |        15,965 |
|  5.     1987................|        40,660 |        43,608 |        33,145 |        31,862 |
|  6.     1988................|       182,232 |        91,953 |        59,408 |        52,351 |
|  7.     1989................|       417,418 |       143,733 |        82,244 |        87,549 |
|  8.     1990................|     1,320,243 |       559,345 |       264,872 |       172,915 |
|  9.     1991................|    X X X X    |     1,389,314 |       886,087 |       572,269 |
| 10.     1992................|    X X X X    |    X X X X    |     1,283,531 |       799,851 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |     1,021,938 |
 ---------------------------------------------------------------------------------------------

/TABLE

                       SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|  1.     Prior ..............|        35,339 |        12,974 |         4,888 |        11,577 |        12,085 |         8,028 |
|  2.     1984................|        65,423 |        25,364 |         2,791 |        13,945 |         8,132 |         8,007 |
|  3.     1985................|    X X X X    |       113,278 |        67,134 |        32,751 |        15,542 |        11,197 |
|  4.     1986................|    X X X X    |    X X X X    |       129,407 |        83,127 |        61,287 |        33,598 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       118,319 |        74,507 |        44,829 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       162,476 |       105,203 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       195,789 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|  1.     Prior ..............|         7,172 |         6,508 |         5,909 |         4,340 |
|  2.     1984................|         4,012 |         2,323 |         2,447 |         2,604 |
|  3.     1985................|         6,859 |         3,214 |         3,468 |         3,182 |
|  4.     1986................|        15,220 |        13,421 |         5,571 |         4,133 |
|  5.     1987................|        26,692 |        17,977 |         8,985 |         5,808 |
|  6.     1988................|        67,959 |        46,342 |        25,694 |        17,906 |
|  7.     1989................|       113,809 |        74,344 |        33,557 |        18,379 |
|  8.     1990................|       248,715 |       155,523 |        85,815 |        50,620 |
|  9.     1991................|    X X X X    |       269,066 |       174,744 |       101,609 |
| 10.     1992................|    X X X X    |    X X X X    |       268,504 |       178,559 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |       353,817 |
 ---------------------------------------------------------------------------------------------
/TABLE

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                 (Name)


          SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|  1.     Prior ..............|        98,224 |       102,680 |        81,647 |       121,510 |       100,312 |        77,741 |
|  2.     1984................|        95,591 |        98,194 |        89,058 |        74,933 |        45,600 |        49,475 |
|  3.     1985................|    X X X X    |       145,132 |       157,223 |       132,929 |       102,888 |        63,740 |
|  4.     1986................|    X X X X    |    X X X X    |       246,636 |       226,500 |       189,186 |       108,263 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       117,615 |        98,427 |        81,483 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        30,709 |        29,796 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |        24,250 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|  1.     Prior ..............|        64,298 |        61,254 |        41,700 |        31,938 |
|  2.     1984................|        32,254 |        22,721 |        22,732 |        13,742 |
|  3.     1985................|        46,075 |        30,999 |        30,805 |        16,695 |
|  4.     1986................|        60,255 |        49,510 |        36,439 |        22,388 |
|  5.     1987................|        39,293 |        36,835 |        27,826 |        18,168 |
|  6.     1988................|        28,459 |        43,486 |        38,298 |        33,091 |
|  7.     1989................|        23,048 |        21,201 |        19,927 |        16,058 |
|  8.     1990................|        28,026 |        26,520 |        19,277 |        27,788 |
|  9.     1991................|    X X X X    |        28,796 |        27,191 |        15,208 |
| 10.     1992................|    X X X X    |    X X X X    |        31,879 |        23,993 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |        24,460 |
 ---------------------------------------------------------------------------------------------

          SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |             0 |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |             0 |             0 |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        50,452 |        48,317 |        37,888 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       144,035 |       120,186 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       162,559 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             0 |             0 |             0 |             0 |
|  4.     1986................|             0 |             0 |             0 |             0 |
|  5.     1987................|        17,661 |        11,407 |         7,792 |         6,926 |
|  6.     1988................|        62,929 |        38,491 |        23,919 |        12,966 |
|  7.     1989................|       116,661 |        62,955 |        37,946 |        23,052 |
|  8.     1990................|       170,308 |       110,402 |        65,105 |        34,797 |
|  9.     1991................|    X X X X    |       167,276 |       116,492 |        58,935 |
| 10.     1992................|    X X X X    |    X X X X    |       161,405 |        80,418 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |       172,859 |
 ---------------------------------------------------------------------------------------------
/TABLE

              SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                              (ALL PERILS), BOILER AND MACHINERY)

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
 -----------------------------------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
                                                                                                                              |
|  1.     Prior ..............|           249 |           183 |           194 |           110 |            69 |             0 |
|  2.     1984................|         1,954 |         1,209 |         1,222 |           477 |           437 |           164 |
|  3.     1985................|    X X X X    |           262 |           186 |           146 |            57 |            39 |
|  4.     1986................|    X X X X    |    X X X X    |         3,700 |           957 |           645 |            93 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |         6,631 |         2,286 |           335 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        10,786 |         2,394 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |         6,297 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------


               SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                              (ALL PERILS), BOILER AND MACHINERY)


 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             1 |             1 |             1 |             0 |
|  4.     1986................|            17 |            10 |             8 |             1 |
|  5.     1987................|           297 |            81 |            97 |             6 |
|  6.     1988................|         1,044 |         1,151 |           297 |           293 |
|  7.     1989................|         1,032 |            85 |           790 |           374 |
|  8.     1990................|         6,812 |         1,867 |           922 |           531 |
|  9.     1991................|    X X X X    |         5,786 |         1,464 |           631 |
| 10.     1992................|    X X X X    |    X X X X    |         9,032 |         1,975 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |         8,717 |
 ---------------------------------------------------------------------------------------------

/TABLE

               SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|  1.     Prior ..............|       281,637 |       212,017 |       145,466 |       187,177 |       206,381 |       216,951 |
|  2.     1984................|       159,551 |       108,804 |        71,706 |        91,208 |        50,096 |        50,412 |
|  3.     1985................|    X X X X    |       300,140 |       252,140 |       205,429 |       146,972 |       137,899 |
|  4.     1986................|    X X X X    |    X X X X    |       575,896 |       501,867 |       384,193 |       253,586 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       290,459 |       269,578 |       205,003 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       263,306 |       210,880 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       241,874 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|  1.     Prior ..............|       190,301 |       164,829 |     1,698,304 |     2,378,908 |
|  2.     1984................|        38,591 |        31,268 |        25,349 |        30,890 |
|  3.     1985................|        96,467 |        77,109 |        56,805 |        49,814 |
|  4.     1986................|       157,193 |       109,007 |        87,813 |        67,417 |
|  5.     1987................|       159,749 |       110,490 |        75,270 |        63,536 |
|  6.     1988................|       172,663 |       134,071 |        98,231 |        87,630 |
|  7.     1989................|       192,073 |       145,297 |       100,265 |        87,817 |
|  8.     1990................|       318,101 |       256,053 |       181,935 |       132,762 |
|  9.     1991................|    X X X X    |       315,263 |       248,543 |       183,829 |
| 10.     1992................|    X X X X    |    X X X X    |       276,614 |       253,028 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |       300,486 |
 ---------------------------------------------------------------------------------------------

               SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

 -----------------------------------------------------------------------------------------------------------------------------
|              1              |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|                             |-----------------------------------------------------------------------------------------------|
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |             0 |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |             0 |             0 |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       260,767 |       210,148 |       202,979 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       268,635 |       231,499 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       248,142 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1               EXPENSES AT YEAR END (000 OMITTED)                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
                                                                                              |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             0 |             0 |             0 |             0 |
|  4.     1986................|             0 |             0 |             0 |             0 |
|  5.     1987................|        99,830 |        57,338 |        32,649 |        22,204 |
|  6.     1988................|       185,773 |        81,132 |        55,800 |        29,183 |
|  7.     1989................|       195,276 |       109,869 |        65,639 |        48,746 |
|  8.     1990................|       257,110 |       150,949 |       107,326 |        86,623 |
|  9.     1991................|    X X X X    |       247,097 |       171,078 |       102,596 |
| 10.     1992................|    X X X X    |    X X X X    |       267,154 |       159,048 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |       254,002 |
 ---------------------------------------------------------------------------------------------
/TABLE

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

    SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                             EARTHQUAKE, GLASS, BURGLARY AND THEFT)

 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|              1              |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |        52,745 |        37,654 |        20,411 |
|  2      1992................|    X X X X    |    X X X X    |        34,877 |        11,589 |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |        24,104 |
 ---------------------------------------------------------------------------------------------

                          SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE
 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|              1              |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

               SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE - (CONTINUED)

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |        97,224 |        43,794 |        11,152 |
|  2      1992................|    X X X X    |    X X X X    |        55,011 |        21,074 |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |        44,552 |
 ---------------------------------------------------------------------------------------------

        SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|              1              |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |        85,514 |        68,420 |        56,196 |
|  2      1992................|    X X X X    |    X X X X    |        28,066 |        21,858 |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |        29,469 |
 ---------------------------------------------------------------------------------------------


             SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|              1              |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |       103,093 |         5,854 |         2,479 |
|  2      1992................|    X X X X    |    X X X X    |       122,633 |         1,871 |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |       133,808 |
 ---------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 4M - INTERNATIONAL
 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|              1              |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |             0 |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |             0 |             0 |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |             0 |             0 |             0 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |             0 |             0 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |             0 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

                 SCHEDULE P - PART 4M - INTERNATIONAL - (CONTINUED)

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             0 |             0 |             0 |             0 |
|  4.     1986................|             0 |             0 |             0 |             0 |
|  5.     1987................|             0 |             0 |             0 |             0 |
|  6.     1988................|             0 |             0 |             0 |             0 |
|  7.     1989................|             0 |             0 |             0 |             0 |
|  8.     1990................|             0 |             0 |             0 |             0 |
|  9.     1991................|    X X X X    |             0 |             0 |             0 |
| 10.     1992................|    X X X X    |    X X X X    |             0 |             0 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |             0 |
 ---------------------------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
CONTINENTAL CASUALTY COMPANY - CONSOLIDATED
...........................................
                  (Name)

                              SCHEDULE P - PART 4N - REINSURANCE A

 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|               1             |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |         3,295 |         2,189 |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |        11,205 |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|

                                                                                              |
|  1.     1988................|           913 |        13,507 |        11,896 |        11,202 |
|  2.     1989................|           767 |           724 |         5,646 |         4,501 |
|  3.     1990................|        15,745 |         8,459 |           440 |         8,732 |
|  4.     1991................|    X X X X    |         5,095 |         2,048 |           597 |
|  5.     1992................|    X X X X    |    X X X X    |        18,850 |         1,113 |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |        50,498 |
 ---------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 4O - REINSURANCE B
 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|               1             |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        74,506 |        54,980 |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       122,650 |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     1988................|        42,582 |        57,628 |        52,034 |        48,808 |
|  2.     1989................|        99,076 |        89,563 |        95,112 |        71,667 |
|  3.     1990................|       114,300 |        74,675 |        61,537 |        51,663 |
|  4.     1991................|    X X X X    |       118,175 |        83,979 |        49,645 |
|  5.     1992................|    X X X X    |    X X X X    |       107,597 |        58,271 |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |       117,543 |
 ---------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 4P - REINSURANCE C

 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|               1             |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |         1,265 |         1,207 |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |         3,382 |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     1988................|           883 |           180 |           142 |             0 |
|  2.     1989................|             0 |             0 |             0 |             0 |
|  3.     1990................|        18,570 |         3,520 |             0 |             0 |
|  4.     1991................|    X X X X    |        14,237 |             0 |             0 |
|  5.     1992................|    X X X X    |    X X X X    |             0 |             0 |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |             0 |
 ---------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 4Q - REINSURANCE D
 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|               1             |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|        29,161 |        21,605 |        28,269 |        93,957 |        85,213 |        47,735 |
|  2.     1984................|        29,739 |        13,150 |        16,267 |        68,354 |        67,013 |        63,997 |
|  3.     1985................|    X X X X    |        51,844 |        25,004 |        20,894 |        62,099 |       102,514 |
|  4.     1986................|    X X X X    |    X X X X    |        79,735 |        36,231 |        31,640 |       114,155 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       109,091 |        57,319 |        49,775 |
 -----------------------------------------------------------------------------------------------------------------------------

                      SCHEDULE P - PART 4Q - REINSURANCE D - (CONTINUED)

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|        90,250 |        71,164 |        32,160 |        18,131 |
|  2.     1984................|        42,922 |        37,141 |         9,422 |        12,913 |
|  3.     1985................|        68,640 |        61,793 |        61,510 |        62,392 |
|  4.     1986................|       110,295 |       105,004 |        94,635 |        84,574 |
|  5.     1987................|       132,893 |       115,479 |       105,147 |        91,596 |
 ---------------------------------------------------------------------------------------------

              SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|               1             |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|        80,297 |        63,776 |        30,023 |        25,480 |        23,293 |        19,811 |
|  2.     1984................|        57,250 |        40,991 |        28,488 |        27,276 |        20,310 |        19,437 |
|  3.     1985................|    X X X X    |        98,573 |        88,885 |        72,805 |        57,864 |        52,672 |
|  4.     1986................|    X X X X    |    X X X X    |       143,872 |       132,778 |       118,569 |        97,107 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       111,395 |       102,259 |        94,609 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        86,920 |        77,482 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |        84,384 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE - (CONTINUED)

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|        18,179 |        16,574 |        14,474 |        15,385 |
|  2.     1984................|        51,275 |        13,666 |        10,778 |        13,330 |
|  3.     1985................|        41,969 |        33,600 |        22,758 |        19,176 |
|  4.     1986................|        65,001 |        38,471 |        30,856 |        31,345 |
|  5.     1987................|        77,331 |        53,534 |        41,167 |        34,301 |
|  6.     1988................|        70,445 |        51,821 |        41,637 |        28,935 |
|  7.     1989................|        76,860 |        62,919 |        50,754 |        37,078 |
|  8.     1990................|        79,413 |        66,673 |        53,966 |        43,705 |
|  9.     1991................|    X X X X    |        73,479 |        62,252 |        52,540 |
| 10.     1992................|    X X X X    |    X X X X    |        48,765 |        41,606 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |        48,610 |
 ---------------------------------------------------------------------------------------------


          SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

 -----------------------------------------------------------------------------------------------------------------------------
|                             |                            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED|
|               1             |-----------------------------------------------------------------------------------------------|
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                              |
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |             0 |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |             0 |             0 |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |         1,515 |         1,514 |           136 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |           704 |           550 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |           649 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 -----------------------------------------------------------------------------------------------------------------------------

   SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE - (CONTINUED)

 ---------------------------------------------------------------------------------------------
|                              EXPENSES AT YEAR END (000 OMITTED)                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
                                                                                              |
|                             |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             0 |             0 |             0 |             0 |
|  4.     1986................|             0 |             0 |             0 |             0 |
|  5.     1987................|           136 |           136 |            97 |            98 |
|  6.     1988................|           550 |           545 |           507 |           507 |
|  7.     1989................|           649 |           649 |           531 |           531 |
|  8.     1990................|           286 |           293 |           117 |           117 |
|  9.     1991................|    X X X X    |           153 |             3 |             3 |
| 10.     1992................|    X X X X    |    X X X X    |             3 |             3 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |             3 |
 ---------------------------------------------------------------------------------------------
